UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08497

Name of Fund: BlackRock Corporate High Yield Fund III, Inc. (CYE)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Corporate High Yield Fund III, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/28/2011

Date of reporting period: 08/31/2010

Item 1 – Report to Stockholders

August 31, 2010

Semi-Annual Report (Unaudited)

BlackRock Corporate High Yield Fund, Inc. (COY)

BlackRock Corporate High Yield Fund III, Inc. (CYE)

BlackRock Debt Strategies Fund, Inc. (DSU)

BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

BlackRock Senior High Income Fund, Inc. (ARK)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Dear Shareholder

The global economic recovery continues, although global and US economic statistics show that the pace of economic growth has slowed. The sovereign debt crisis in Europe, slowing growth in China and concerns over the possibility that the United States and other developed markets are heading for a double-dip recession have all acted to depress investor sentiment. Despite broadening evidence of a slowdown in global economic activity, market volatility has normalized from the extreme levels seen in recent months. In the United States, economic data continues to be mixed, but it is our view that the preponderance of data suggests that the recovery is continuing. The critical issue for investors remains the question of whether the economy will experience a double-dip recession. We are on the optimistic side of this debate and would point out that while the recovery has been slow, we have made significant progress.

Global equity markets have moved unevenly higher since bottoming out in early 2009 as investors were enticed by depressed valuations, improved corporate earnings, and their desire for higher yields. Several significant downturns, however, have occurred — primarily as a result of mixed economic data and concerns about the possibility of prolonged deflation (especially in Europe). As the period drew to a close, equity markets lost ground on weaker-than-expected economic data, most notably from the United States. International equities posted negative returns on both a six- and 12-month basis while US equities posted negative returns over the six months, but were still showing positive returns on a 12-month basis as the domestic economic recovery had been more pronounced and credit-related issues held European markets down. Within the United States, smaller cap stocks continue to outperform large caps year-to-date.

In fixed income markets, yields have fluctuated significantly over the past year as economic data has been mixed. Risk aversion and credit issues have kept interest rates low and US Treasury yields have fallen significantly as investors favored “safe haven” assets. As the period drew to a close, Treasuries modestly outperformed the spread sectors of the market (those driven by changes in credit risk). Corporate credit spreads benefited from the low rate environment and high yield fixed income remains attractive due to low default rates and better-than-expected results on European bank stress tests. Meanwhile, tax-exempt municipal bonds slightly outperformed US investment grade bonds on a 12-month basis, but underperformed year-to-date as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of August 31, 2010	6-month	12-month

US large cap equities (S&P 500 Index)	(4.04)%	4.91%

US small cap equities (Russell 2000 Index)	(3.60)	6.60

International equities (MSCI Europe, Australasia, Far East Index)	(3.04)	(2.34)

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.14

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	11.49	11.58

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	5.81	9.18

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.42	9.78

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.62	21.40

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions have improved over the past couple of years, investors across the globe continue to face uncertainty about the future direction of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2010	BlackRock Corporate High Yield Fund, Inc.

Fund Overview

BlackRock Corporate High Yield Fund, Inc.’s (COY) (the “Fund”) investment objective is to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities, which are rated in the lower rating categories of the established rating services (BB or lower by Standard & Poor’s Corporation (“S&P”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or are unrated securities considered by BlackRock to be of comparable quality. The Fund’s secondary objective is to provide stockholders with capital appreciation. The Fund invests, under normal market conditions, at least 80% of its assets in high yield debt instruments, including high yield bonds (commonly referred to as “junk” bonds) and corporate loans which are below investment grade quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objectives will be achieved.

Performance

For the six months ended August 31, 2010, the Fund returned 6.15% based on market price and 7.94% based on net asset value (“NAV”). For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 10.10% based on market price and 7.66% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. During the six-month period, high yield bonds lagged investment grade issues but outperformed the broad US equity market. Given our outlook for a continued slow economic environment, we focused more on sectors and companies with relatively stable cash flows and the ability to generate steady income, and less on companies which require growth to prosper and service their debt. Outside of this focus, the Fund’s investments in special situations and recovery stories, most notably in the automotive sector, contributed to the Fund’s outperformance versus its peer group. The Fund’s underweight in higher quality speculative grade names and overweight in lower quality credits benefited performance. Toward the end of the period, we moved to an underweight position in lower quality names as lower quality issues have recently become expensive relative to higher quality names. During the period, the Fund maintained leverage at an average of approximately 17% of its total managed assets, which detracted from relative performance versus competitors that maintained higher leverage, as would be expected when markets are advancing. The Fund’s exposure to Floating Rate Loans detracted from performance (despite favorable security selection within the sector) as the bank loan sector underperformed high yield during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	COY
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of August 31, 2010 ($6.98)[1]	8.77%
Current Monthly Distribution per Share[2]	$0.051
Current Annualized Distribution per Share[2]	$0.612
Leverage as of August 31, 2010[3]	17%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/10	2/28/10	Change	High	Low

Market Price	$6.98	$6.88	1.45%	$7.08	$5.50
Net Asset Value	$6.85	$6.64	3.16%	$7.02	$6.60

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	8/31/10	2/28/10

Corporate Bonds	84%	82%
Floating Rate Loan Interests	12	13
Common Stocks	2	3
Other Interests	2	2

Credit Quality Allocations[4]

	8/31/10	2/28/10

BBB/Baa	3%	3%
BB/Ba	36	30
B	46	46
CCC/Caa	11	12
CC/Ca	—	1
D	—	1
Not Rated	4	7

[4]	Using the higher of S&P’s or Moody’s ratings.

4	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Fund Summary as of August 31, 2010	BlackRock Corporate High Yield Fund III, Inc.

Fund Overview

BlackRock Corporate High Yield Fund III, Inc.’s (CYE) (the “Fund”) primary investment objective is to provide current income by investing primarily in fixed-income securities, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P or Baa or lower by Moody’s) or are unrated securities of comparable quality. The Fund’s secondary investment objective is to provide capital appreciation. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objectives will be achieved.

Performance

For the six months ended August 31, 2010, the Fund returned 8.45% based on market price and 7.81% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 10.10% based on market price and 7.66% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. During the six-month period, high yield bonds lagged investment grade issues but outperformed the broad US equity market, as the slowing economy and concerns about Europe caused investors to sell riskier investments and falling interest rates pushed up the prices of higher quality bonds. Given our outlook for a continued slow economic environment, we began to focus more on sectors and companies with relatively stable cash flows and the ability to generate steady income, and less on companies with less stable cash flow and which require growth to be able to service their debt. Outside of this focus, we continued to invest in a few special situations and recovery stories, most notably in the automotive sector. These investments were key contributors to the Fund’s outperformance versus its peer group for the period. The Fund’s underweight position in higher quality speculative grade names and overweight in lower quality credits benefited performance during the period. Toward the end of the period, we moved to an underweight position in lower quality names, which we believe will benefit the Fund going forward as lower quality issues have recently become expensive relative to higher quality names. During the period, the Fund maintained leverage at an average amount between 18% to 20% of its total managed assets, which detracted from relative performance versus competitors that maintained higher leverage, as would be expected when markets are advancing. The Fund’s exposure to Floating Rate Loans detracted from performance (despite favorable security selection within the sector) as the bank loan sector underperformed high yield during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	CYE
Initial Offering Date	January 30, 1998
Yield on Closing Market Price as of August 31, 2010 ($6.92)[1]	8.67%
Current Monthly Distribution per Share[2]	$0.05
Current Annualized Distribution per Share[2]	$0.60
Leverage as of August 31, 2010[3]	20%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/10	2/28/10	Change	High	Low

Market Price	$6.92	$6.67	3.75%	$7.14	$5.29
Net Asset Value	$6.90	$6.69	3.14%	$7.13	$6.66

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	8/31/10	2/28/10

Corporate Bonds	80%	81%
Floating Rate Loan Interests	14	13
Common Stocks	2	4
Other Interests	2	2
Preferred Stocks	2	—

Credit Quality Allocations[4]

	8/31/10	2/28/10

BBB/Baa	3%	3%
BB/Ba	35	29
B	46	47
CCC/Caa	11	12
D	—	1
Not Rated	5	8

[4] Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	5

Fund Summary as of August 31, 2010	BlackRock Debt Strategies Fund, Inc.

Fund Overview

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to provide current income by investing primarily in a diversified portfolio of US companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P or Baa or lower by Moody’s) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. The Fund’s secondary objective is to provide capital appreciation. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objectives will be achieved.

Performance

For the six months ended August 31, 2010, the Fund returned 4.91% based on market price and 7.61% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 10.10% based on market price and 7.66% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s Lipper category competitors invest primarily in high yield bonds, whereas the Fund invests in both high yield bonds and bank loans. During the period, approximately 48% of the Fund was invested in bank loans, with 43% in high yield, and the remainder in common stock, convertibles and investment-grade bonds. The Fund performed in line with its Lipper category, even though bank loans underperformed high yield during the period. The Fund maintained relatively conservative positioning, with a focus on sectors that are less sensitive to the economy and the consumer. This positioning had a negative impact on performance in a generally improving market, although it proved beneficial during the market correction that occurred in the second quarter of 2010. The Fund continued to maintain relatively low levels of leverage, which detracted from performance versus competitors that maintained higher leverage, as would be expected in an advancing market. Contributing positively to performance were the Fund’s overweight position in the automobiles sector, investments in several distressed credits and special situations, and an underweight position in health care.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	DSU
Initial Offering Date	March 27, 1998
Yield on Closing Market Price as of August 31, 2010 ($3.92)[1]	8.88%
Current Monthly Distribution per Share[2]	$0.029
Current Annualized Distribution per Share[2]	$0.348
Leverage as of August 31, 2010[3]	16%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

A change in the distribution rate was declared on September 1, 2010. The Monthly Distribution per Share was decreased to $0.027. The Yield on Closing Market Price, Current Monthly Distribution per Share and Current Annualized Distribution per Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/10	2/28/10	Change	High	Low

Market Price	$3.92	$3.91	0.26%	$4.42	$2.95
Net Asset Value	$4.00	$3.89	2.83%	$4.14	$3.89

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	8/31/10	2/28/10

Floating Rate Loan Interests	50%	47%
Corporate Bonds	46	49
Common Stocks	3	4
Other Interests	1	—

Credit Quality Allocations[4]

	8/31/10	2/28/10

BBB/Baa	6%	5%
BB/Ba	30	27
B	48	44
CCC/Caa	9	11
D	—	1
Not Rated	7	12

[4]	Using the higher of S&P’s or Moody’s ratings.

6	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Fund Summary as of August 31, 2010	BlackRock Floating Rate Income Strategies Fund II, Inc.

Fund Overview

BlackRock Floating Rate Income Strategies Fund II, Inc.’s (FRB) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six months ended August 31, 2010, the Fund returned (7.02)% based on market price and 4.25% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 2.23% based on market price and 2.82% based on NAV. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group comprises both closed-end funds and unleveraged continuously offered closed-end funds. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s allocation to high yield bonds (approximately 20%) benefited performance as the sector performed well during the period. We focused on higher quality loan structures and borrowers with relatively stable cash flows and the ability to generate steady income. Outside of this focus, we invested in a few special situations and recovery stories, most notably in the automotive sector, which contributed positively to performance. The Fund’s overweight in higher quality speculative investments and underweight in lower quality credits modestly detracted from performance. The Fund maintained leverage at an average between 16% to 17% of its total managed assets, which detracted from relative performance versus competitors that maintained higher leverage, as would be expected when markets are advancing.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	FRB
Initial Offering Date	July 30, 2004
Yield on Closing Market Price as of August 31, 2010 ($13.50)[1]	6.67%
Current Monthly Distribution per Share[2]	$0.075
Current Annualized Distribution per Share[2]	$0.900
Leverage as of August 31, 2010[3]	17%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/10	2/28/10	Change	High	Low

Market Price	$13.50	$15.01	(10.06)%	$15.63	$12.80
Net Asset Value	$13.27	$13.16	0.84%	$13.52	$13.03

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	8/31/10	2/28/10

Floating Rate Loan Interests	76%	73%
Corporate Bonds	22	26
Other Interests	1	1
Common Stock	1	—

Credit Quality Allocations[4]

	8/31/10	2/28/10

BBB/Baa	6%	6%
BB/Ba	34	34
B	48	38
CCC/Caa	6	10
CC/Ca	1	1
D	—	2
Not Rated	5	9

[4]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	7

Fund Summary as of August 31, 2010	BlackRock Senior High Income Fund, Inc.

Fund Overview

BlackRock Senior High Income Fund, Inc.’s (ARK) (the “Fund”) investment objective is to provide high current income by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six months ended August 31, 2010, the Fund returned 3.86% based on market price and 5.98% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 10.10% based on market price and 7.66% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s Lipper category competitors invest primarily in high yield bonds, whereas the Fund invests in both high yield bonds and bank loans. During the period, approximately 46% of the Fund was invested in bank loans, with 47% in high yield, and the remainder in common stock, convertibles and investment-grade bonds. The Fund’s allocation to bank loans detracted from relative performance during the period, as loans underperformed high yield. The Fund maintained relatively conservative positioning, with a focus on sectors that are less sensitive to the economy and the consumer. This positioning had a negative impact on performance in a generally improving market, although it proved beneficial during the market correction that occurred in the second quarter of 2010. The Fund continued to maintain relatively low levels of leverage (less than 15%), which detracted from performance versus competitors that maintained higher leverage, as would be expected in an advancing market. Contributing positively to performance were the Fund’s overweight position in the automobiles sector, investments in several distressed credits and special situations, and an underweight position in health care.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	ARK
Initial Offering Date	April 30, 1993
Yield on Closing Market Price as of August 31, 2010 ($3.94)[1]	7.61%
Current Monthly Distribution per Common Share[2]	$0.025
Current Annualized Distribution per Common Share[2]	$0.300
Leverage as of August 31, 2010[3]	13%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/10	2/28/10	Change	High	Low

Market Price	$3.94	$3.94	0.00%	$4.48	$3.59
Net Asset Value	$3.99	$3.91	2.05%	$4.09	$3.87

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	8/31/10	2/28/10

Floating Rate Loan Interests	51%	46%
Corporate Bonds	46	52
Common Stocks	2	2
Other Interests	1	—

Credit Quality Allocations[4]

	8/31/10	2/28/10

BBB/Baa	7%	5%
BB/Ba	32	33
B	48	43
CCC/Caa	7	11
D	—	1
Not Rated	6	7

[4]	Using the higher of S&P’s or Moody’s ratings.

8	SEMI-ANNUAL REPORT	AUGUST 31, 2010

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by borrowing through a credit facility. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it issues debt securities for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays interest expense on the $30 million of debt securities based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from borrowings earn income based on long-term interest rates. In this case, the interest expense of borrowings is significantly lower than the income earned on the Fund’s long-term investments, and therefore the shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays interest expense on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s borrowings do not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in each Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, the Funds are permitted to borrow through their credit facility up to 33 1/3% of their total managed assets. As of August 31, 2010, the Funds had outstanding leverage from borrowings as a percentage of their total managed assets as follows:

Percent of Leverage

COY	17%
CYE	20%
DSU	16%
FRB	17%
ARK	13%

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including financial futures contracts, swaps, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Funds’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	9

Schedule of Investments August 31, 2010 (Unaudited)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Building Products — 0.1%
Masonite Worldwide Holdings (a)	5,953	$226,214

Capital Markets — 0.1%
E*Trade Financial Corp. (a)	26,900	333,829

Chemicals — 0.0%
Wellman Holdings, Inc. (a)	1,425	71

Communications Equipment — 0.5%
Loral Space & Communications Ltd. (a)	22,577	1,208,773

Construction Materials — 0.0%
Nortek, Inc. (a)	2,020	83,830

Containers & Packaging — 0.0%
Smurfit Kappa Plc (a)	3,634	31,776

Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	67,974	2,107

Household Durables — 0.2%
Beazer Homes USA, Inc. (a)	113,588	393,014

Machinery — 0.2%
Accuride Corp., Restricted Shares (a)	84,389	92,828
Navistar International Corp. (a)	8,700	364,356

		457,184

Media — 0.4%
Charter Communications, Inc. (a)	15,186	516,324
Gannett Co., Inc.	39,500	477,555

		993,879

Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd. (a)	36,744	86,144
Ainsworth Lumber Co. Ltd. (a)(b)	41,686	97,731
Western Forest Products, Inc. (a)	147,968	40,935
Western Forest Products, Inc. (a)(b)	41,528	11,488

		236,298

Semiconductors & Semiconductor
Equipment — 0.0%
SunPower Corp., Class B (a)	352	3,640

Software — 0.2%
HMH Holdings/EduMedia (a)	83,184	415,922

Wireless Telecommunication Services — 0.1%
FiberTower Corp. (a)	76,542	274,786

Total Common Stocks — 1.9%		4,661,323

Corporate Bonds	Par (000)

Aerospace & Defense — 0.4%
Bombardier, Inc., 7.75%, 3/15/20 (b)	USD	200	215,000
DynCorp International, Inc., 10.38%, 7/01/17 (b)		230	228,850
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		500	516,250

			960,100

Corporate Bonds	Par (000)		Value

Air Freight & Logistics — 0.6%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 8/16/15	USD	695	$695,000
Series 2, 12.38%, 8/16/15		695	695,000

			1,390,000

Airlines — 2.9%
Air Canada (b):
9.25%, 8/01/15		970	950,600
12.00%, 2/01/16		260	243,100
American Airlines, Inc., 10.50%, 10/15/12 (b)		870	924,375
American Airlines Pass Through Trust, Series 2001-02, 7.86%, 4/01/13		390	408,135
Continental Airlines, Inc.:
6.75%, 9/15/15 (b)		540	534,600
Series 1997-4-B, 6.90%, 7/02/18		503	490,655
Series 2001-1-C, 7.03%, 12/15/12		224	222,395
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		926	972,807
United Air Lines, Inc., 12.75%, 7/15/12		1,982	2,210,376

			6,957,043

Auto Components — 1.5%
Allison Transmission, Inc. (b):
11.00%, 11/01/15		220	236,500
11.25%, 11/01/15 (c)		164	176,300
Delphi International Holdings Unsecured, 12.00%, 10/06/14		41	39,860
The Goodyear Tire & Rubber Co.:
8.25%, 8/15/20		400	409,500
8.75%, 8/15/20		280	296,100
Icahn Enterprises LP, 8.00%, 1/15/18		2,475	2,462,625

			3,620,885

Beverages — 0.2%
Cott Beverages USA, Inc., 8.13%, 9/01/18 (b)		245	252,044
Crown European Holdings SA, 7.13%, 8/15/18 (b)	EUR	225	292,259

			544,303

Biotechnology — 0.3%
QHP Pharma, 10.25%, 3/15/15 (b)	USD	582	593,916

Building Products — 1.5%
Associated Materials LLC, 9.88%, 11/15/16		710	752,600
Building Materials Corp. of America (b):
6.88%, 8/15/18		490	476,525
7.00%, 2/15/20		570	567,150
Momentive Performance Materials, Inc., Series WI, 9.75%, 12/01/14		695	678,494
Ply Gem Industries, Inc., 11.75%, 6/15/13		1,130	1,163,900

			3,638,669

Capital Markets — 0.5%
E*Trade Financial Corp., 3.43%, 8/31/19 (b)(d)(e)		226	271,200
Marsico Parent Co., LLC, 10.63%, 1/15/16 (b)		904	334,480
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (b)(c)		254	22,889
Marsico Parent Superholdco, LLC, 14.50%, 1/15/18 (b)(c)		266	23,928
Offshore Group Investments Ltd., 11.50%, 8/01/15 (b)		480	478,800

			1,131,297

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

CAD	Canadian Dollar
EUR	Euro
FKA	Formerly Known As
GBP	British Pound
PIK	Payment-In-Kind
USD	US Dollar

See Notes to Financial Statements.

10	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Chemicals — 3.5%
American Pacific Corp., 9.00%, 2/01/15	USD	800	$791,000
CF Industries, Inc.:
6.88%, 5/01/18		405	426,263
7.13%, 5/01/20		715	766,837
Chemtura Corp., 7.88%, 9/01/18 (b)		490	500,412
Georgia Gulf Corp., 9.00%, 1/15/17 (b)		155	160,619
Hexion U.S. Finance Corp.:
9.75%, 11/15/14		730	717,225
8.88%, 2/01/18		690	638,250
Huntsman International LLC (b):
6.88%, 11/15/13		260	324,543
8.63%, 3/15/20		220	218,075
Ineos Finance Plc, 9.00%, 5/15/15 (b)		385	389,331
Innophos, Inc., 8.88%, 8/15/14		740	758,500
MacDermid, Inc., 9.50%, 4/15/17 (b)		1,180	1,196,225
OXEA Finance/Cy SCA, 9.63%, 7/15/17 (b)	EUR	385	504,968
Wellman Holdings, Inc., Subordinate Note (d):
(Second Lien), 10.00%, 1/29/19 (b)	USD	790	687,300
(Third Lien), 5.00%, 1/29/19 (c)		259	101,015

			8,180,563

Commercial Banks — 3.0%
CIT Group, Inc.:
7.00%, 5/01/16		1,735	1,648,250
7.00%, 5/01/17		5,870	5,519,631

			7,167,881

Commercial Services & Supplies — 1.1%
ACCO Brands Corp., 10.63%, 3/15/15		480	528,000
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)		555	604,950
Scientific Games International, Inc., 9.25%, 6/15/19		215	227,900
West Corp., 11.00%, 10/15/16		1,170	1,228,500

			2,589,350

Construction Materials — 0.9%
Nortek, Inc., 11.00%, 12/01/13		2,029	2,138,035

Consumer Finance — 1.0%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)		640	663,200
Ford Motor Credit Co. LLC:
3.28%, 1/13/12 (f)		195	191,100
7.80%, 6/01/12		200	210,468
8.00%, 12/15/16		170	184,609
6.63%, 8/15/17		1,150	1,168,828

			2,418,205

Containers & Packaging — 3.2%
Ball Corp., 6.75%, 9/15/20		475	499,938
Berry Plastics Corp.:
8.88%, 9/15/14		755	719,137
8.25%, 11/15/15		125	125,313
9.50%, 5/15/18 (b)		395	363,400
Berry Plastics Holding Corp., 8.88%, 9/15/14		2,305	2,195,512
Graphic Packaging International, Inc., 9.50%, 6/15/17		810	862,650
Impress Holdings BV, 3.65%, 9/15/13 (b)(f)		390	368,550
Owens-Brockway Glass Container, Inc., 6.75%, 12/01/14	EUR	152	194,548
Pregis Corp., 12.38%, 10/15/13	USD	1,130	1,130,000
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17		465	601,057
7.75%, 11/15/19		440	571,530

			7,631,635

Corporate Bonds	Par (000)		Value

Diversified Consumer Services — 1.2%
Service Corp. International, 7.00%, 6/15/17	USD	2,800	$2,898,000

Diversified Financial Services — 6.7%
Ally Financial Inc. (b):
8.30%, 2/12/15		1,970	2,048,800
7.50%, 9/15/20		1,760	1,742,400
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		935	936,169
FCE Bank Plc:
7.88%, 2/15/11		1,150	1,785,742
7.13%, 1/16/12		1,450	1,901,826
7.13%, 1/15/13		550	721,382
GMAC, Inc.:
7.50%, 12/31/13		350	357,437
2.74%, 12/01/14 (f)		371	318,959
8.00%, 3/15/20 (b)		2,300	2,357,500
Leucadia National Corp., 8.13%, 9/15/15		1,120	1,192,800
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		1,340	1,350,050
Reynolds Group Issuer, Inc. (b):
7.75%, 10/15/16		350	450,186
8.50%, 5/15/18		710	681,600

			15,844,851

Diversified Telecommunication Services — 4.5%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		1,000	980,000
Frontier Communications Corp.:
7.88%, 4/15/15		550	580,250
8.25%, 4/15/17		700	740,250
8.50%, 4/15/20		325	344,906
GCI, Inc., 8.63%, 11/15/19		1,100	1,155,000
ITC Deltacom, Inc., 10.50%, 4/01/16		500	492,500
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (b)		200	210,000
Qwest Communications International, Inc.:
7.50%, 2/15/14		1,890	1,925,437
8.00%, 10/01/15 (b)		500	537,500
Series B, 7.50%, 2/15/14		1,385	1,410,969
Qwest Corp.:
7.63%, 6/15/15		500	561,250
8.38%, 5/01/16		650	757,250
Windstream Corp.:
8.13%, 8/01/13		400	426,500
7.88%, 11/01/17		600	609,000

			10,730,812

Energy Equipment & Services — 1.9%
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15		1,210	1,197,900
7.75%, 5/15/17		300	297,750
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)		1,715	1,603,525
Global Geophysical Services, Inc., 10.50%, 5/01/17 (b)		285	282,150
North American Energy Alliance LLC, 10.88%, 6/01/16 (b)		625	675,000
Thermon Industries, Inc., 9.50%, 5/01/17 (b)		500	512,500

			4,568,825

Food & Staples Retailing — 0.9%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)		750	735,000
Rite Aid Corp.:
9.75%, 6/12/16		380	403,750
10.25%, 10/15/19		580	595,950
8.00%, 8/15/20 (b)		480	477,000

			2,211,700

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	11

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Food Products — 0.5%
B&G Foods, Inc., 7.63%, 1/15/18	USD	200	$205,750
Reddy Ice Corp., 11.25%, 3/15/15 (b)		410	415,638
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		440	491,150
TreeHouse Foods, Inc., 7.75%, 3/01/18		150	158,625

			1,271,163

Health Care Equipment & Supplies — 1.4%
DJO Finance LLC, 10.88%, 11/15/14		2,255	2,415,669
Hologic, Inc., 2.00%, 12/15/37 (d)(g)		910	822,412

			3,238,081

Health Care Providers & Services — 4.9%
American Renal Holdings, 8.38%, 5/15/18 (b)		260	260,000
Gentiva Health Services, Inc., 11.50%, 9/01/18 (b)		655	677,925
HCA, Inc.:
9.13%, 11/15/14		1,645	1,727,250
8.50%, 4/15/19		935	1,024,994
7.25%, 9/15/20		2,145	2,241,525
inVentiv Health Inc., 10.00%, 8/15/18 (b)		600	586,500
Omnicare, Inc., 7.75%, 6/01/20		465	465,000
Tenet Healthcare Corp.:
9.00%, 5/01/15		1,717	1,828,605
10.00%, 5/01/18		622	699,750
8.88%, 7/01/19		2,010	2,173,312

			11,684,861

Health Care Technology — 1.1%
IMS Health, Inc., 12.50%, 3/01/18 (b)		2,235	2,589,806

Hotels, Restaurants & Leisure — 2.3%
Diamond Resorts Corp., 12.00%, 8/15/18 (b)		1,100	1,039,500
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	388	491,129
Harrah’s Operating Co., Inc., 11.25%, 6/01/17	USD	615	658,050
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/10 (a)(h)		1,425	623,437
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14 (a)(b)(h)		1,175	396,563
MGM Mirage, 13.00%, 11/15/13		90	103,950
MGM Resorts International:
10.38%, 5/15/14		235	256,150
11.13%, 11/15/17		780	871,650
Marina District Finance Co., Inc., 9.88%, 8/15/18 (b)		340	339,150
Travelport LLC:
5.16%, 9/01/14 (f)		145	134,488
9.88%, 9/01/14		190	194,275
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(h)		315	230
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(h)		805	362,250

			5,470,822

Household Durables — 3.6%
Beazer Homes USA, Inc.:
6.88%, 7/15/15		170	147,050
8.13%, 6/15/16		295	258,125
12.00%, 10/15/17		1,425	1,604,906
9.13%, 6/15/18		1,620	1,433,700
DFS Furniture Holdings Plc, 9.75%, 7/15/17 (b)	GBP	193	277,494
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16	USD	1,620	1,571,400
Ryland Group Inc., 6.63%, 5/01/20		625	585,938

Corporate Bonds	Par (000)		Value

Household Durables (concluded)
Standard Pacific Corp.:
9.25%, 4/15/12	USD	125	$128,281
6.25%, 4/01/14		485	452,263
7.00%, 8/15/15		325	299,000
10.75%, 9/15/16		1,285	1,352,462
8.38%, 5/15/18		535	514,938

			8,625,557

Independent Power Producers & Energy Traders — 2.9%
The AES Corp., 8.75%, 5/15/13 (b)		587	596,539
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		1,190	1,249,500
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)		3,115	2,999,754
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		161	154,718
NRG Energy, Inc.:
7.25%, 2/01/14		1,215	1,239,300
7.38%, 2/01/16		250	251,875
7.38%, 1/15/17		385	387,888

			6,879,574

Industrial Conglomerates — 2.6%
Sequa Corp. (b):
11.75%, 12/01/15		2,190	2,255,700
13.50%, 12/01/15 (c)		3,759	3,909,102

			6,164,802

Insurance — 0.9%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		1,600	1,642,000
USI Holdings Corp., 4.25%, 11/15/14 (b)(f)		630	533,925

			2,175,925

Life Sciences Tools & Services — 0.2%
Patheon, Inc., 8.63%, 4/15/17 (b)		540	537,975

Machinery — 1.8%
AGY Holding Corp., 11.00%, 11/15/14		900	765,000
Accuride Corp., 7.50%, 2/26/20 (c)(d)		9	22,842
Navistar International Corp.:
3.00%, 10/15/14 (d)		1,750	1,909,687
8.25%, 11/01/21		1,000	1,047,500
Oshkosh Corp., 8.25%, 3/01/17		130	136,825
Titan International, Inc., 5.63%, 1/15/17 (b)(d)		220	261,800

			4,143,654

Marine — 0.7%
Horizon Lines, Inc., 4.25%, 8/15/12 (d)		1,985	1,667,400

Media — 12.8%
Affinion Group, Inc.:
10.13%, 10/15/13		2,235	2,290,875
10.13%, 10/15/13		715	731,087
CCH II LLC, 13.50%, 11/30/16		502	595,301
CCO Holdings LLC (b):
7.88%, 4/30/18		430	445,050
8.13%, 4/30/20		430	452,575
CMP Susquehanna Corp., 3.64%, 5/15/14 (b)(f)		150	3,000
CSC Holdings, Inc., 8.50%, 4/15/14		370	404,225
Catalina Marketing Corp., 10.50%, 10/01/15 (b)(c)		555	593,850
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		779	808,212
Series B, 9.25%, 12/15/17		3,945	4,137,319
Cox Enterprises, Inc.:
Loan Close 2, 4.00%, 8/15/18		605	605,266
Loan Close 3, 8/15/18		700	700,000
Shares Loan, 4.00%, 8/15/18		714	713,688

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Media (concluded)
DISH DBS Corp., 7.00%, 10/01/13	USD	90	$93,713
Gray Television, Inc., 10.50%, 6/29/15		420	404,250
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (f)		330	277,200
9.50%, 5/15/15		390	371,475
Intelsat Corp., 9.25%, 6/15/16		2,090	2,215,400
Interactive Data Corp., 10.25%, 8/01/18 (b)		945	980,437
Liberty Global, Inc., 4.50%, 11/15/16 (b)(d)		440	539,000
Liberty Media Corp., 3.13%, 3/30/23 (d)		1,023	1,112,512
Lighthouse International Co. SA:
8.00%, 4/30/14	EUR	519	388,045
8.00%, 4/30/14 (b)		53	39,627
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)	USD	600	579,000
McClatchy Co., 11.50%, 2/15/17 (b)		1,285	1,326,762
Nielsen Finance LLC:
11.63%, 2/01/14		70	78,488
10.00%, 8/01/14		2,085	2,189,250
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(d)(h)		812	771,181
Rainbow National Services LLC (b):
8.75%, 9/01/12		410	410,513
10.38%, 9/01/14		1,496	1,552,100
Regal Entertainment Group, 9.13%, 8/15/18		305	312,625
Seat Pagine Gialle SpA, 10.50%, 1/31/17 (b)	EUR	125	147,318
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)	USD	1,120	1,069,600
UPC Germany GmbH (b):
8.13%, 12/01/17	EUR	640	657,600
8.13%, 12/01/17		407	526,086
9.63%, 12/01/19		530	703,546
UPC Holding BV, 9.88%, 4/15/18 (b)	USD	500	520,625
Unitymedia GmbH, 9.63%, 12/01/19	EUR	158	209,736
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)		343	441,187

			30,397,724

Metals & Mining — 4.1%
AK Steel Corp., 7.63%, 5/15/20	USD	20	20,150
Aleris International, Inc. (a)(h):
9.00%, 12/15/14		950	1,900
10.00%, 12/15/16		800	304
Drummond Co., Inc.:
9.00%, 10/15/14 (b)		800	837,000
7.38%, 2/15/16		215	215,269
FMG Finance Property Ltd. (b):
10.00%, 9/01/13		500	550,625
10.63%, 9/01/16		1,100	1,274,625
Foundation PA Coal Co., 7.25%, 8/01/14		1,850	1,854,625
Goldcorp, Inc., 2.00%, 8/01/14 (d)		615	747,994
McJunkin Red Man Corp., 9.50%, 12/15/16 (b)		565	498,612
Murray Energy Corp., 10.25%, 10/15/15 (b)		490	501,025
New World Resources NV:
7.38%, 5/15/15		245	304,267
7.88%, 5/01/18		190	243,185
7.88%, 5/01/18 (b)		192	245,745
Novelis, Inc., 11.50%, 2/15/15		405	445,500
Ryerson, Inc.:
7.84%, 11/01/14 (f)		380	352,450
12.00%, 11/01/15		245	252,044
Steel Dynamics, Inc., 7.38%, 11/01/12		250	265,625
United States Steel Corp., 7.38%, 4/01/20		480	486,000
Vedanta Resources Plc, 9.50%, 7/18/18 (b)		600	630,000

			9,726,945

Corporate Bonds	Par (000)		Value

Multiline Retail — 2.5%
Dollar General Corp.:
10.63%, 7/15/15	USD	1,285	$1,410,288
11.88%, 7/15/17 (c)		4,007	4,608,050

			6,018,338

Oil, Gas & Consumable Fuels — 8.3%
Arch Coal, Inc.:
8.75%, 8/01/16		55	59,538
7.25%, 10/01/20		790	801,850
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17		450	516,938
10.75%, 2/01/18		240	264,600
Berry Petroleum Co., 8.25%, 11/01/16		470	474,700
Bill Barrett Corp., 9.88%, 7/15/16		40	43,400
Chesapeake Energy Corp.:
6.63%, 8/15/20		2,170	2,178,137
2.25%, 12/15/38 (d)		775	580,281
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		270	277,425
Connacher Oil and Gas Ltd. (b):
11.75%, 7/15/14		165	179,025
10.25%, 12/15/15		1,075	1,075,000
Consol Energy, Inc., 8.25%, 4/01/20 (b)		1,825	1,936,781
Crosstex Energy LP, 8.88%, 2/15/18		375	387,188
Denbury Resources, Inc., 8.25%, 2/15/20		652	696,010
Linn Energy LLC, 8.63%, 4/15/20 (b)		1,005	1,060,275
Massey Energy Co., 6.88%, 12/15/13		865	875,812
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)		1,730	1,820,825
OPTI Canada, Inc. (b):
9.00%, 12/15/12		1,615	1,619,037
9.75%, 8/15/13		900	888,750
Patriot Coal Corp., 8.25%, 4/30/18		380	377,150
Peabody Energy Corp., 6.50%, 9/15/20		1,000	1,051,250
Petrohawk Energy Corp.:
10.50%, 8/01/14		530	592,275
7.88%, 6/01/15		450	466,875
QEP Resources, Inc., 6.88%, 3/01/21		430	448,275
Range Resources Corp., 8.00%, 5/15/19		400	428,000
Teekay Corp., 8.50%, 1/15/20		610	651,175

			19,750,572

Paper & Forest Products — 2.6%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(c)		337	287,866
Boise Paper Holdings LLC:
9.00%, 11/01/17		310	326,275
8.00%, 4/01/20		140	142,450
Clearwater Paper Corp., 10.63%, 6/15/16		370	416,250
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		1,525	1,669,875
Glatfelter, 7.13%, 5/01/16 (b)		190	191,187
NewPage Corp., 11.38%, 12/31/14		2,930	2,380,625
Verso Paper Holdings LLC, 11.50%, 7/01/14		785	828,175

			6,242,703

Pharmaceuticals — 0.6%
Angiotech Pharmaceuticals, Inc., 4.29%, 12/01/13 (f)		995	803,463
Elan Finance Plc, 8.88%, 12/01/13		90	90,675
Novasep Holding SAS, 9.63%, 12/15/16 (b)	EUR	580	617,404

			1,511,542

Real Estate Investment Trusts (REITs) — 0.6%
iStar Financial, Inc., 5.65%, 9/15/11	USD	1,500	1,374,375

Real Estate Management & Development — 0.5%
Forest City Enterprises, Inc., 7.63%, 6/01/15		1,325	1,209,063

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	13

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Road & Rail — 0.9%
Avis Budget Car Rental LLC, 9.63%, 3/15/18	USD	475	$496,375
Hertz Holdings Netherlands BV, 8.50%, 7/31/15 (b)	EUR	660	869,841
Syncreon Global Ireland Ltd., 9.50%, 5/01/18 (b)	USD	750	733,125

			2,099,341

Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices, Inc.:
6.00%, 5/01/15 (d)		129	126,259
7.75%, 8/01/20 (b)		265	262,350

			388,609

Software — 0.0%
BMS Holdings, Inc., 8.59%, 2/15/12 (b)(c)(f)		445	8,906

Specialty Retail — 1.6%
Group 1 Automotive, Inc., 2.25%, 6/15/36 (d)(g)		985	749,831
Hillman Group, Inc., 10.88%, 6/01/18 (b)		490	515,725
Ltd. Brands, Inc., 8.50%, 6/15/19		745	841,850
Sonic Automotive, Inc., 9.00%, 3/15/18		345	351,038
Toys ‘R’ Us-Delaware, Inc., 7.38%, 9/01/16 (b)		390	393,900
United Auto Group, Inc., 7.75%, 12/15/16		950	907,250

			3,759,594

Textiles, Apparel & Luxury Goods — 0.2%
Quiksilver, Inc., 6.88%, 4/15/15		470	434,750

Tobacco — 0.1%
Vector Group Ltd., 11.00%, 8/15/15		300	305,625

Wireless Telecommunication Services — 5.2%
Cricket Communications, Inc.:
10.00%, 7/15/15		1,795	1,880,262
7.75%, 5/15/16		336	346,920
Digicel Group Ltd. (b):
8.88%, 1/15/15		635	639,763
9.13%, 1/15/15 (c)		1,711	1,719,185
8.25%, 9/01/17		850	882,937
10.50%, 4/15/18		500	536,250
FiberTower Corp., 9.00%, 1/01/16 (c)		293	249,069
iPCS, Inc., 2.59%, 5/01/13 (f)		760	710,600
MetroPCS Wireless, Inc., 9.25%, 11/01/14		2,365	2,459,600
Nextel Communications, Inc.:
Series E, 6.88%, 10/31/13		1,110	1,107,225
Series F, 5.95%, 3/15/14		100	96,625
Orascom Telecom Finance SCA, 7.88%, 2/08/14 (b)		265	251,750
Sprint Capital Corp., 6.88%, 11/15/28		1,720	1,436,200

			12,316,386

Total Corporate Bonds — 98.9%			235,210,163

Floating Rate Loan Interests (f)

Auto Components — 1.0%
Affinion Group Holdings, Inc., Term Loan, 8.51%, 3/01/12 (c)		455	436,988
Allison Transmission, Inc., Term Loan, 3.04%, 8/07/14		2,164	1,994,156

			2,431,144

Automobiles — 1.3%
Ford Motor Co., Tranche B-1 Term Loan, 3.03%, 12/15/13		3,243	3,119,476

Building Products — 1.2%
CPG International I, Inc., Term Loan, 5.54%, 2/28/11		2,940	2,939,698

Floating Rate Loan Interests (f)	Par (000)		Value

Capital Markets — 0.1%
Marsico Parent Co., LLC, Term Loan, 5.31% – 5.56%, 12/15/14	USD	377	$261,513

Chemicals — 0.2%
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Loan (First Lien), 3.52% – 3.73%, 7/30/14		406	371,090

Construction & Engineering — 0.7%
Safway Services, LLC, Last Out Tranche Loan, 15.63%, 12/14/17		1,750	1,750,000

Diversified Telecommunication Services — 1.8%
Wind Finance SL SA, Euro Facility (Second Lien), 7.89%, 12/17/14	EUR	3,350	4,236,667

Health Care Providers & Services — 0.8%
Harden Healthcare LLC:
Add-on Term Loan, 7.75%, 3/02/15	USD	500	490,000
Tranche A Term Loan, 8.50%, 2/22/15		436	427,280
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 7/31/16		900	898,312

			1,815,592

Hotels, Restaurants & Leisure — 1.2%
Travelport LLC (FKA Travelport, Inc.), Loan, 8.37%, 3/27/12 (c)		3,121	2,902,582

IT Services — 0.4%
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14		47	39,964
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		380	323,556
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		743	633,782

			997,302

Independent Power Producers & Energy Traders — 1.0%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.79% – 4.03%, 10/10/14		205	155,503
Initial Tranche B-2 Term Loan, 3.79% – 4.07%, 10/10/14		296	224,518
Initial Tranche B-3 Term Loan, 3.79% – 4.03%, 10/10/14		2,558	1,928,166

			2,308,187

Media — 1.6%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,470	1,465,100
HMH Publishing Co., Ltd., Tranche A Term Loan, 5.79%, 6/12/14 (c)		883	804,193
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		1,375	1,459,219

			3,728,512

Multiline Retail — 0.6%
Hema Holding BV, Mezzanine, 9.15%, 1/29/17 (c)	EUR	1,043	1,216,042
The Neiman Marcus Group, Inc., Term Loan, 2.30%, 4/06/13	USD	225	213,631

			1,429,673

Oil, Gas & Consumable Fuels — 1.3%
Tronox Worldwide LLC:
Tranche B-1 Term Loan, 11.25%, 9/20/10		1,104	1,112,496
Tranche B-2 Term Loan, 11.25%, 9/20/10		296	298,879
Turbo Beta Ltd., Dollar Facility, 14.50%, 3/15/18 (c)		2,216	1,756,268

			3,167,643

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)	Par (000)		Value

Paper & Forest Products — 0.3%
Verso Paper Finance Holdings LLC, PIK Loan, 6.69% – 7.44%, 2/01/13 (c)	USD	1,240	$743,985

Real Estate Management & Development — 0.6%
Realogy Corp.:
Initial Term Loan B, 3.30% – 3.53%, 10/10/13		373	322,075
Synthetic Letter of Credit, 0.11%, 10/10/13		75	64,760
Second Lien Term Facility, 13.50%, 10/15/17		925	975,875

			1,362,710

Specialty Retail — 0.2%
Claire’s Stores, Inc., Term Loan B, 3.01% – 3.23%, 5/29/14		133	113,398
Michaels Stores, Inc., Term Loan B-1, 2.63% – 2.81%, 10/31/13		331	312,138

			425,536

Total Floating Rate Loan Interests — 14.3%			33,991,310

Other Interests (i)	Beneficial Interest (000)

Auto Components — 1.9%
Delphi Debtor-in-Possession Holding Co. LLP Class B Membership Interests		— (j)	4,553,557

Media — 0.0%
Adelphia Escrow		700	70
Adelphia Recovery Trust		878	3,512

			3,582

Total Other Interests — 1.9%			4,557,139

Preferred Stocks	Shares

Diversified Financial Services — 0.9%
Ally Financial Inc., 7.00% (b)		2,674	2,208,808

Household Durables — 0.1%
Beazer Homes USA, Inc., 7.50% (d)		5,000	99,050

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (a)(b)(f)		34,982	—

Total Preferred Stocks — 1.0%			2,307,858

Warrants (k)

Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)		29,930	1

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (b)		39,975	—
New Vision Holdings LLC (Expires 9/30/14)		14,965	150

			150

Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd. (No Expiration)		1	—

Software — 0.0%
HMH Holdings/EduMedia (Expires 3/09/17)		9,997	—

Total Warrants — 0.0%		151

Total Long-Term Investments (Cost — $285,578,895) — 118.0%			280,727,944

Short-Term Securities	Shares		Value

BlackRock Liquidity Funds, TempCash, Institutional Class, 0.27% (l)(m)		322,368	$322,368

Total Short-Term Securities (Cost — $322,368) — 0.1%			322,368

Options Purchased	Contracts

Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, expires 12/21/19, Broker Goldman Sachs Bank USA		17	—

Total Options Purchased (Cost — $16,622) — 0.0%			—

Total Investments (Cost — $285,917,885*) — 118.1%			281,050,312
Liabilities in Excess of Other Assets — (18.1)%			(43,199,176)

Net Assets — 100.0%			$237,851,136

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010, as computed for federal income tax purposes, were as follows:

	Aggregate cost	$287,104,524

	Gross unrealized appreciation	$13,346,589
	Gross unrealized depreciation	(19,400,801)

	Net unrealized depreciation	$(6,054,212)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(d)	Convertible security.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(j)	Amount is less than $1,000.

(k)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(l)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at February 28, 2010	Net Activity	Shares Held at August 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	4,931,674	(4,609,306)	322,368	$2,350

(m)	Represents the current yield as of report date.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	15

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)

•	Foreign currency exchange contracts as of August 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	763,800	USD	980,728	Citibank NA	9/15/10	$(12,823)
USD	16,539,551	EUR	13,056,000	Citibank NA	9/15/10	(5,315)
USD	489,452	EUR	385,000	Deutsche Bank AG	9/15/10	1,571
USD	179,941	CAD	190,000	Deutsche Bank AG	10/20/10	1,906
GBP	114,000	USD	177,834	UBS AG	10/20/10	(3,059)
USD	2,115,757	GBP	1,386,000	Citibank NA	10/20/10	(9,141)
USD	293,808	GBP	192,500	Deutsche Bank AG	10/20/10	(1,317)
USD	178,806	GBP	116,000	Royal Bank of Scotland Plc	10/20/10	964

Total						$(27,214)

•	Financial futures contracts sold as of August 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation

26	S&P 500 Index	Chicago Mercantile	September 2010	$6,922,729	$108,779

•	Credit default swaps on single-name issuers — buy protection outstanding as of August 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	$1,500	$35,889

K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	December 2011	$475	28,246

K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	December 2013	$925	155,858

Louisiana- Pacific Corp.	5.00%	JPMorgan Chase Bank NA	March 2014	$500	(106,314)

Total					$113,679

•	Credit default swaps on single-name issuers — sold protection outstanding as of August 31, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)

Texas Competitive Electric Holdings Co. LLC	5.00%	Goldman Sachs International	September 2012	CCC	$475	$(42,756)

Realogy Corp.	5.00%	Credit Suisse International	March 2015	C	$100	699

Realogy Corp.	5.00%	JPMorgan Chase Bank NA	March 2015	C	$450	(15,573)

Advanced Micro Devices, Inc.	5.00%	JPMorgan Chase Bank NA	March 2015	B+	$550	(6,161)

Levi Strauss & Co.	5.00%	Citibank NA	June 2015	B+	$360	221

NOVA Chemicals Corp.	5.00%	Goldman Sachs International	June 2015	B+	$350	(6,416)

Levi Strauss & Co.	5.00%	Goldman Sachs International	September 2015	B+	$500	—

Realogy Corp.	5.00%	JPMorgan Chase Bank NA	September 2015	C	$125	(450)

Total						$(70,436)

		[1]	Using Standard & Poor’s rating of the issuer.

		[2]	The maximum potential amount the Fund may pay should a negative credit take place as defined under the terms of the agreement.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund, Inc. (COY)

The following tables summarize the inputs used as of August 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks	$4,022,995	$222,335	$415,993	$4,661,323
Corporate Bonds	—	230,198,853	5,011,310	235,210,163
Floating Rate Loan Interests	—	22,125,725	11,865,585	33,991,310
Other Interests	—	4,553,557	3,582	4,557,139
Preferred Stocks	2,307,858	—	—	2,307,858
Warrants	—	—	151	151
Short-Term Securities	322,368	—	—	322,368
Liabilities:
Unfunded Loan Commitments	—	—	(21,252)	(21,252)

Total	$6,653,221	$257,100,470	$17,275,369	$281,029,060

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$220,913	—	$220,913
Equity contracts	$108,779	—	—	108,779
Foreign currency exchange contracts	—	4,441	—	4,441
Liabilities:
Credit contracts	—	(177,670)	—	(177,670)
Foreign currency exchange contracts	—	(31,655)	—	(31,655)

Total	$108,779	$16,029	—	$124,808

[1]

Derivative financial instruments are financial futures contracts, swaps and foreign currency exchange contracts. Financial futures contracts, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Unfunded Loan Commitments	Total

Assets/Liabilities:
Balance, as of February 28, 2010	$75,096	$3,961,360	$19,218,811	$4,212,670	$150	$(51,643)	$27,416,444
Accrued discounts/premiums	—	12,626	79,364	—	—	—	91,990
Net realized gain (loss)	—	5,192	215,474	311,075	22,463	—	554,204
Net change in unrealized appreciation/depreciation[2]	8,805	(138,594)	852,238	323,519	1	30,391	1,076,360
Purchases	—	34,239	8,418,054	319,000	—	—	8,771,293
Sales	—	—	(13,176,786)	(609,125)	(22,463)	—	(13,808,374)
Transfers in3	415,922	1,390,000	917,280	—	—	—	2,723,202
Transfers out[3]	(83,830)	(253,513)	(4,658,850)	(4,553,557)	—	—	(9,549,750)

Balance, as of August 31, 2010	$415,993	$5,011,310	$11,865,585	$3,582	$151	$(21,252)	$17,275,369

[2]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on the securities still held on August 31, 2010 was $249,870.

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	17

Schedule of Investments August 31, 2010 (Unaudited)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value

Building Products — 0.1%
Masonite Worldwide Holdings (a)		5,365	$203,870

Capital Markets — 0.1%
E*Trade Financial Corp. (a)		29,600	367,336

Chemicals — 0.2%
LyondellBasell Industries NV, Class A (a)		6,388	130,954
LyondellBasell Industries NV, Class B (a)		18,485	378,758
Wellman Holdings, Inc. (a)		1,522	76

			509,788

Commercial Services & Supplies — 0.1%
Air Lease Corp. (a)(b)		12,900	258,000

Communications Equipment — 0.5%
Loral Space & Communications Ltd. (a)		25,022	1,339,678

Construction Materials — 0.0%
Nortek, Inc. (a)		2,145	89,017

Diversified Financial Services — 0.0%
Citigroup, Inc. (a)		1	4

Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)		70,784	2,194

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (a)		1,099	4,616

Household Durables — 0.2%
Beazer Homes USA, Inc. (a)		153,500	531,110

Machinery — 0.2%
Accuride Corp., Restricted Shares (a)		90,983	100,081
Navistar International Corp. (a)		9,400	393,672

			493,753

Media — 0.7%
Charter Communications, Inc. (a)		16,555	562,870
Gannett Co., Inc.		44,700	540,423
Gray Television, Inc. (a)		162,000	299,700
Sinclair Broadcast Group, Inc., Class A (a)		50,000	299,000

			1,701,993

Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd. (a)		122,117	286,297
Ainsworth Lumber Co. Ltd. (a)(b)		140,415	329,195
Western Forest Products, Inc. (a)		158,023	43,716
Western Forest Products, Inc. (a)(b)		45,762	12,660

			671,868

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp., Class B (a)		778	8,044

Software — 0.3%
HMH Holdings/EduMedia (a)		90,514	452,570
TiVo, Inc. (a)		26,525	208,487

			661,057

Wireless Telecommunication Services — 0.1%
FiberTower Corp. (a)		76,542	274,786

Total Common Stocks — 2.8%			7,117,114

Corporate Bonds	Par (000)		Value

Aerospace & Defense — 0.4%
Bombardier, Inc., 7.75%, 3/15/20 (b)	USD	200	$215,000
DynCorp International, Inc., 10.38%, 7/01/17 (b)		230	228,850
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		540	557,550

			1,001,400

Air Freight & Logistics — 0.6%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 8/16/15		755	755,000
Series 2, 12.38%, 8/16/15		755	755,000

			1,510,000

Airlines — 2.9%
Air Canada (b):
9.25%, 8/01/15		1,060	1,038,800
12.00%, 2/01/16		280	261,800
American Airlines, Inc., 10.50%, 10/15/12 (b)		940	998,750
American Airlines Pass Through Trust, Series 2001-02, 7.86%, 4/01/13		400	418,600
Continental Airlines, Inc.:
6.75%, 9/15/15 (b)		630	623,700
Series 1997-4-B, 6.90%, 7/02/18 (c)		522	508,827
Series 2001-1-C, 7.03%, 12/15/12		250	249,236
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		1,045	1,097,526
United Air Lines, Inc., 12.75%, 7/15/12		2,082	2,320,895

			7,518,134

Auto Components — 1.5%
Allison Transmission, Inc. (b):
11.00%, 11/01/15		230	247,250
11.25%, 11/01/15 (d)		177	190,275
Delphi International Holdings Unsecured, 12.00%, 10/06/14		91	89,282
The Goodyear Tire & Rubber Co.:
8.25%, 8/15/20		440	450,450
8.75%, 8/15/20		250	264,375
Icahn Enterprises LP:
4.00%, 8/15/13 (b)(e)(f)		255	232,050
8.00%, 1/15/18		2,470	2,457,650

			3,931,332

Beverages — 0.1%
Cott Beverages USA, Inc., 8.13%, 9/01/18 (b)		264	271,590
Crown European Holdings SA, 7.13%, 8/15/18 (b)	EUR	245	318,238

			589,828

Biotechnology — 0.2%
QHP Pharma, 10.25%, 3/15/15 (b)	USD	591	602,400

Building Products — 1.5%
Associated Materials LLC, 9.88%, 11/15/16		770	816,200
Building Materials Corp. of America (b):
6.88%, 8/15/18		530	515,425
7.00%, 2/15/20		620	616,900
Momentive Performance Materials, Inc., Series WI, 9.75%, 12/01/14		735	717,544
Ply Gem Industries, Inc., 11.75%, 6/15/13		1,180	1,215,400

			3,881,469

Capital Markets — 0.7%
E*Trade Financial Corp. (e)(g):
3.39%, 8/31/19 (b)		244	292,800
Series A, 3.64%, 8/31/19		7	8,400
MU Finance Plc, 8.75%, 2/01/17 (b)	GBP	422	621,312

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Capital Markets (concluded)
Marsico Parent Co., LLC, 10.63%, 1/15/16 (b)	USD	963	$356,310
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (b)(d)		272	24,452
Marsico Parent Superholdco, LLC, 14.50%, 1/15/18 (b)(d)		289	26,008
Offshore Group Investments Ltd., 11.50%, 8/01/15 (b)		520	518,700

			1,847,982

Chemicals — 3.5%
American Pacific Corp., 9.00%, 2/01/15		880	870,100
CF Industries, Inc.:
6.88%, 5/01/18		440	463,100
7.13%, 5/01/20		780	836,550
Chemtura Corp., 7.88%, 9/01/18 (b)		530	541,262
Georgia Gulf Corp., 9.00%, 1/15/17 (b)		165	170,981
Hexion U.S. Finance Corp.:
9.75%, 11/15/14		790	776,175
8.88%, 2/01/18		765	707,625
Huntsman International LLC (b):
6.88%, 11/15/13		280	349,508
8.63%, 3/15/20		235	232,944
Ineos Finance Plc, 9.00%, 5/15/15 (b)		420	424,725
Innophos, Inc., 8.88%, 8/15/14		825	845,625
MacDermid, Inc., 9.50%, 4/15/17 (b)		1,260	1,277,325
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)		555	585,525
Wellman Holdings, Inc., Subordinate Note (e):
(Second Lien), 10.00%, 1/29/19 (b)		844	734,280
(Third Lien), 5.00%, 1/29/19 (d)		276	107,749

			8,923,474

Commercial Banks — 3.1%
CIT Group, Inc.:
7.00%, 5/01/16		3,076	2,922,662
7.00%, 5/01/17		5,170	4,861,488
Glitnir Banki HF (a)(h):
4.15%, 4/20/10 (b)		111	31,635
6.38%, 9/25/12 (b)		500	142,500
Series EMTN, 5.07%, 1/27/10	EUR	50	17,741
Series EMTN, 3.00%, 6/30/10		45	15,967
Series GMTN, 4.38%, 2/05/10		50	17,742

			8,009,735

Commercial Services & Supplies — 1.0%
ACCO Brands Corp., 10.63%, 3/15/15	USD	250	275,000
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)		585	637,650
Scientific Games International, Inc., 9.25%, 6/15/19		230	243,800
West Corp., 11.00%, 10/15/16		1,290	1,354,500

			2,510,950

Construction Materials — 1.0%
Nortek, Inc., 11.00%, 12/01/13		2,395	2,523,239

Consumer Finance — 1.0%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)		680	704,650
Ford Motor Credit Co. LLC:
3.28%, 1/13/12 (f)		215	210,700
7.80%, 6/01/12		200	210,468
8.00%, 12/15/16		180	195,468
6.63%, 8/15/17		1,260	1,280,629

			2,601,915

Corporate Bonds	Par (000)		Value

Containers & Packaging — 3.2%
Ball Corp., 6.75%, 9/15/20	USD	525	$552,562
Berry Plastics Corp.:
8.88%, 9/15/14		810	771,525
8.25%, 11/15/15		135	135,338
9.50%, 5/15/18 (b)		435	400,200
Berry Plastics Holding Corp., 8.88%, 9/15/14		2,470	2,352,675
Graphic Packaging International, Inc., 9.50%, 6/15/17		840	894,600
Impress Holdings BV, 3.65%, 9/15/13 (b)(f)		420	396,900
Owens-Brockway Glass Container, Inc., 6.75%, 12/01/14	EUR	155	198,388
Pregis Corp., 12.38%, 10/15/13	USD	1,200	1,200,000
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17		495	639,835
7.75%, 11/15/19		470	610,498

			8,152,521

Diversified Consumer Services — 1.2%
Service Corp. International, 7.00%, 6/15/17		3,000	3,105,000

Diversified Financial Services — 6.9%
Ally Financial Inc. (b):
8.30%, 2/12/15		1,990	2,069,600
7.50%, 9/15/20		1,910	1,890,900
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		995	996,244
FCE Bank Plc:
7.88%, 2/15/11		700	1,086,973
7.13%, 1/16/12		1,800	2,360,888
7.13%, 1/15/13		1,050	1,377,184
GMAC, Inc.:
7.50%, 12/31/13		280	285,950
2.74%, 12/01/14 (f)		394	338,732
8.00%, 3/15/20 (b)		3,180	3,259,500
Leucadia National Corp., 8.13%, 9/15/15		1,175	1,251,375
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		1,460	1,470,950
Reynolds Group Issuer, Inc. (b):
7.75%, 10/15/16		400	514,499
8.50%, 5/15/18		775	744,000

			17,646,795

Diversified Telecommunication Services — 4.5%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		1,035	1,014,300
Frontier Communications Corp.:
7.88%, 4/15/15		630	664,650
8.25%, 4/15/17		800	846,000
8.50%, 4/15/20		350	371,438
GCI, Inc., 8.63%, 11/15/19		1,200	1,260,000
ITC Deltacom, Inc., 10.50%, 4/01/16		540	531,900
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (b)		215	225,750
Qwest Communications International, Inc.:
7.50%, 2/15/14		2,020	2,057,875
8.00%, 10/01/15 (b)		600	645,000
Series B, 7.50%, 2/15/14		1,450	1,477,187
Qwest Corp.:
7.63%, 6/15/15		525	589,312
8.38%, 5/01/16		680	792,200
Windstream Corp.:
8.13%, 8/01/13		460	490,475
7.88%, 11/01/17		630	639,450

			11,605,537

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	19

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Energy Equipment & Services — 1.9%
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15	USD	1,315	$1,301,850
7.75%, 5/15/17		320	317,600
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)		1,835	1,715,725
Global Geophysical Services, Inc., 10.50%, 5/01/17 (b)		310	306,900
North American Energy Alliance LLC, 10.88%, 6/01/16 (b)		665	718,200
Thermon Industries, Inc., 9.50%, 5/01/17 (b)		555	568,875

			4,929,150

Food & Staples Retailing — 0.9%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)		800	784,000
Rite Aid Corp.:
9.75%, 6/12/16		410	435,625
10.25%, 10/15/19		670	688,425
8.00%, 8/15/20 (b)		530	526,688

			2,434,738

Food Products — 0.5%
B&G Foods, Inc., 7.63%, 1/15/18		220	226,325
Reddy Ice Corp., 11.25%, 3/15/15 (b)		440	446,050
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		460	513,475
TreeHouse Foods, Inc., 7.75%, 3/01/18		160	169,200

			1,355,050

Health Care Equipment & Supplies — 1.4%
DJO Finance LLC, 10.88%, 11/15/14		2,455	2,629,919
Hologic, Inc., 2.00%, 12/15/37 (e)(i)		955	863,081

			3,493,000

Health Care Providers & Services — 4.9%
American Renal Holdings, 8.38%, 5/15/18 (b)		280	280,000
Gentiva Health Services, Inc., 11.50%, 9/01/18 (b)		710	734,850
HCA, Inc.:
9.13%, 11/15/14		1,785	1,874,250
8.50%, 4/15/19		1,020	1,118,175
7.25%, 9/15/20		2,315	2,419,175
inVentiv Health Inc., 10.00%, 8/15/18 (b)		650	635,375
Omnicare, Inc., 7.75%, 6/01/20		500	500,000
Tenet Healthcare Corp.:
9.00%, 5/01/15		1,799	1,915,935
10.00%, 5/01/18		644	724,500
8.88%, 7/01/19		2,279	2,464,169

			12,666,429

Health Care Technology — 1.1%
IMS Health, Inc., 12.50%, 3/01/18 (b)		2,405	2,786,794

Hotels, Restaurants & Leisure — 2.3%
Diamond Resorts Corp., 12.00%, 8/15/18 (b)		1,190	1,124,550
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	425	537,963
Harrah’s Operating Co., Inc., 11.25%, 6/01/17	USD	660	706,200
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/10 (a)(h)		1,550	678,125
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14 (a)(b)(h)		1,290	435,375
MGM Mirage, 13.00%, 11/15/13		110	127,050
MGM Resorts International:
10.38%, 5/15/14		255	277,950
11.13%, 11/15/17		820	916,350
Marina District Finance Co., Inc., 9.88%, 8/15/18 (b)		370	369,075

Corporate Bonds	Par (000)		Value

Hotels, Restaurants & Leisure (concluded)
Travelport LLC:
5.16%, 9/01/14 (f)	USD	160	$148,400
9.88%, 9/01/14		210	214,725
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(h)		305	223
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(h)		940	423,000

			5,958,986

Household Durables — 3.5%
Beazer Homes USA, Inc.:
6.88%, 7/15/15		185	160,025
8.13%, 6/15/16		315	275,625
12.00%, 10/15/17		1,345	1,514,806
9.13%, 6/15/18		1,770	1,566,450
DFS Furniture Holdings Plc, 9.75%, 7/15/17 (b)	GBP	208	299,061
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16	USD	1,725	1,673,250
Ryland Group Inc., 6.63%, 5/01/20		675	632,812
Standard Pacific Corp.:
9.25%, 4/15/12		135	138,544
6.25%, 4/01/14		365	340,363
7.00%, 8/15/15		265	243,800
10.75%, 9/15/16		1,390	1,462,975
8.38%, 5/15/18		605	582,313

			8,890,024

Independent Power Producers & Energy Traders — 2.8%
The AES Corp., 8.75%, 5/15/13 (b)		450	457,313
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		1,260	1,323,000
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)		3,395	3,269,395
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		174	167,211
NRG Energy, Inc.:
7.25%, 2/01/14		1,275	1,300,500
7.38%, 2/01/16		270	272,025
7.38%, 1/15/17		400	403,000

			7,192,444

Industrial Conglomerates — 2.5%
Sequa Corp. (b):
11.75%, 12/01/15		2,340	2,410,200
13.50%, 12/01/15 (d)		3,954	4,112,171

			6,522,371

Insurance — 0.9%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		1,700	1,744,625
USI Holdings Corp., 4.25%, 11/15/14 (b)(f)		680	576,300

			2,320,925

Leisure Equipment & Products — 0.4%
Brunswick Corp., 11.25%, 11/01/16 (b)		795	908,288

Life Sciences Tools & Services — 0.2%
Patheon, Inc., 8.63%, 4/15/17 (b)		585	582,806

Machinery — 1.7%
AGY Holding Corp., 11.00%, 11/15/14		980	833,000
Accuride Corp., 7.50%, 2/26/20 (d)(e)		10	24,627
Navistar International Corp.:
3.00%, 10/15/14 (e)		1,900	2,073,375
8.25%, 11/01/21		1,000	1,047,500
Oshkosh Corp., 8.25%, 3/01/17		140	147,350
Titan International, Inc., 5.63%, 1/15/17 (b)(e)		240	285,600

			4,411,452

Marine — 0.7%
Horizon Lines, Inc., 4.25%, 8/15/12 (e)		2,230	1,873,200

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Media — 12.7%
Affinion Group, Inc.:
10.13%, 10/15/13	USD	2,445	$2,506,125
10.13%, 10/15/13		765	782,212
CCH II LLC, 13.50%, 11/30/16		543	643,098
CCO Holdings LLC (b):
7.88%, 4/30/18		470	486,450
8.13%, 4/30/20		470	494,675
CMP Susquehanna Corp., 3.64%, 5/15/14 (b)(f)		160	3,200
CSC Holdings, Inc., 8.50%, 4/15/14		390	426,075
Catalina Marketing Corp., 10.50%, 10/01/15 (b)(d)		610	652,700
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		835	866,312
Series B, 9.25%, 12/15/17		4,240	4,446,700
Cox Enterprises, Inc.:
Loan Close 2, 4.00%, 8/15/18		636	635,530
Loan Close 3, 4.00%, 8/15/18		735	735,000
Shares Loan, 4.00%, 8/15/18		749	749,372
DISH DBS Corp., 7.00%, 10/01/13		90	93,713
Gray Television, Inc., 10.50%, 6/29/15		455	437,938
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (f)		350	294,000
9.50%, 5/15/15		420	400,050
Intelsat Corp., 9.25%, 6/15/16		2,120	2,247,200
Interactive Data Corp., 10.25%, 8/01/18 (b)		1,030	1,068,625
Liberty Global, Inc., 4.50%, 11/15/16 (b)(e)		470	575,750
Liberty Media Corp., 3.13%, 3/30/23 (e)		1,113	1,210,387
Lighthouse International Co. SA:
8.00%, 4/30/14	EUR	546	408,232
8.00%, 4/30/14 (b)		67	50,094
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)	USD	650	627,250
McClatchy Co., 11.50%, 2/15/17 (b)		1,395	1,440,337
Nielsen Finance LLC:
11.63%, 2/01/14		180	201,825
10.00%, 8/01/14		2,145	2,252,250
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(e)(h)		850	807,410
Rainbow National Services LLC (b):
8.75%, 9/01/12		440	440,550
10.38%, 9/01/14		1,582	1,641,325
Regal Entertainment Group, 9.13%, 8/15/18		335	343,375
Seat Pagine Gialle SpA, 10.50%, 1/31/17 (b)	EUR	136	160,282
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)	USD	1,330	1,270,150
UPC Germany GmbH (b):
8.13%, 12/01/17		755	775,762
8.13%, 12/01/17	EUR	441	570,035
9.63%, 12/01/19		570	756,644
UPC Holding BV, 9.88%, 4/15/18 (b)	USD	500	520,625
Unitymedia GmbH, 9.63%, 12/01/19	EUR	168	223,011
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)		388	499,069

			32,743,338

Metals & Mining — 4.0%
AK Steel Corp., 7.63%, 5/15/20	USD	20	20,150
Aleris International, Inc. (a)(h):
9.00%, 12/15/14		1,035	2,070
10.00%, 12/15/16		800	304
Drummond Co., Inc.:
9.00%, 10/15/14 (b)		875	915,469
7.38%, 2/15/16		225	225,281
FMG Finance Property Ltd. (b):
10.00%, 9/01/13		535	589,169
10.63%, 9/01/16		1,180	1,367,325
Foundation PA Coal Co., 7.25%, 8/01/14		1,975	1,979,937
GoldCorp, Inc., 2.00%, 8/01/14 (e)		665	808,806
McJunkin Red Man Corp., 9.50%, 12/15/16 (b)		605	533,913
Murray Energy Corp., 10.25%, 10/15/15 (b)		520	531,700

Corporate Bonds	Par (000)		Value

Metals & Mining (concluded)
New World Resources NV:
7.38%, 5/15/15	EUR	255	$316,686
7.88%, 5/01/18		190	243,185
7.88%, 5/01/18 (b)		210	268,784
Novelis, Inc., 11.50%, 2/15/15	USD	430	473,000
Ryerson, Inc.:
7.84%, 11/01/14 (f)		400	371,000
12.00%, 11/01/15		265	272,619
Steel Dynamics, Inc., 7.38%, 11/01/12		260	276,250
United States Steel Corp., 7.38%, 4/01/20		520	526,500
Vedanta Resources Plc, 9.50%, 7/18/18 (b)		640	672,000

			10,394,148

Multiline Retail — 2.5%
Dollar General Corp.:
10.63%, 7/15/15		1,393	1,528,817
11.88%, 7/15/17 (d)		4,351	5,003,650

			6,532,467

Oil, Gas & Consumable Fuels — 8.3%
Arch Coal, Inc.:
8.75%, 8/01/16		55	59,538
7.25%, 10/01/20		855	867,825
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17		500	574,375
10.75%, 2/01/18		260	286,650
Berry Petroleum Co., 8.25%, 11/01/16		510	515,100
Bill Barrett Corp., 9.88%, 7/15/16		45	48,825
Chesapeake Energy Corp.:
6.63%, 8/15/20		2,360	2,368,850
2.25%, 12/15/38 (e)		800	599,000
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		295	303,113
Connacher Oil and Gas Ltd. (b):
11.75%, 7/15/14		175	189,875
10.25%, 12/15/15		1,145	1,145,000
Consol Energy, Inc., 8.25%, 4/01/20 (b)		1,990	2,111,887
Crosstex Energy LP, 8.88%, 2/15/18		405	418,163
Denbury Resources, Inc., 8.25%, 2/15/20		737	786,747
Linn Energy LLC, 8.63%, 4/15/20 (b)		1,100	1,160,500
Massey Energy Co., 6.88%, 12/15/13		945	956,812
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)		1,870	1,968,175
OPTI Canada, Inc. (b):
9.00%, 12/15/12		1,735	1,739,337
9.75%, 8/15/13		975	962,812
Patriot Coal Corp., 8.25%, 4/30/18		420	416,850
Peabody Energy Corp., 6.50%, 9/15/20		1,100	1,156,375
Petrohawk Energy Corp.:
10.50%, 8/01/14		555	620,213
7.88%, 6/01/15		460	477,250
QEP Resources, Inc., 6.88%, 3/01/21		450	469,125
Range Resources Corp., 8.00%, 5/15/19		400	428,000
Teekay Corp., 8.50%, 1/15/20		660	704,550

			21,334,947

Paper & Forest Products — 2.9%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(d)		1,134	969,671
Boise Paper Holdings LLC:
9.00%, 11/01/17		330	347,325
8.00%, 4/01/20		165	167,888
Clearwater Paper Corp., 10.63%, 6/15/16		390	438,750
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		1,600	1,752,000
Glatfelter, 7.13%, 5/01/16 (b)		210	211,312
NewPage Corp., 11.38%, 12/31/14		3,150	2,559,375
Verso Paper Holdings LLC, 11.50%, 7/01/14		840	886,200

			7,332,521

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	21

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Pharmaceuticals — 0.6%
Angiotech Pharmaceuticals, Inc., 4.29%, 12/01/13 (f)	USD	1,050	$847,875
Elan Finance Plc, 8.88%, 12/01/13		105	105,787
Novasep Holding SAS, 9.63%, 12/15/16 (b)	EUR	630	670,629

			1,624,291

Real Estate Management & Development — 0.5%
Forest City Enterprises, Inc., 7.63%, 6/01/15	USD	1,425	1,300,313

Road & Rail — 0.9%
Avis Budget Car Rental LLC, 9.63%, 3/15/18		510	532,950
Hertz Holdings Netherlands BV, 8.50%, 7/31/15 (b)	EUR	710	935,738
Syncreon Global Ireland Ltd., 9.50%, 5/01/18 (b)	USD	820	801,550

			2,270,238

Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices, Inc.:
6.00%, 5/01/15 (e)		138	135,068
7.75%, 8/01/20 (b)		285	282,150

			417,218

Software — 0.0%
BMS Holdings, Inc., 8.59%, 2/15/12 (b)(d)(f)		477	9,542

Specialty Retail — 1.6%
Group 1 Automotive, Inc., 2.25%, 6/15/36 (e)(i)		1,055	803,119
Hillman Group, Inc., 10.88%, 6/01/18 (b)		530	557,825
Ltd. Brands, Inc., 8.50%, 6/15/19		785	887,050
Sonic Automotive, Inc., 9.00%, 3/15/18		370	376,475
Toys ‘R’ Us-Delaware, Inc., 7.38%, 9/01/16 (b)		420	424,200
United Auto Group, Inc., 7.75%, 12/15/16		1,025	978,875

			4,027,544

Textiles, Apparel & Luxury Goods — 0.2%
Quiksilver, Inc., 6.88%, 4/15/15		530	490,250

Tobacco — 0.1%
Vector Group Ltd., 11.00%, 8/15/15		325	331,094

Wireless Telecommunication Services — 4.9%
Cricket Communications, Inc.:
10.00%, 7/15/15		1,890	1,979,775
7.75%, 5/15/16		220	227,150
Digicel Group Ltd. (b):
8.88%, 1/15/15		700	705,250
9.13%, 1/15/15 (d)		1,783	1,791,915
8.25%, 9/01/17		870	903,712
10.50%, 4/15/18		500	536,250
FiberTower Corp., 9.00%, 1/01/16 (d)		293	249,068
iPCS, Inc., 2.59%, 5/01/13 (f)		815	762,025
MetroPCS Wireless, Inc., 9.25%, 11/01/14		2,405	2,501,200
Nextel Communications, Inc.:
Series E, 6.88%, 10/31/13		1,170	1,167,075
Series F, 5.95%, 3/15/14		110	106,288
Orascom Telecom Finance SCA, 7.88%, 2/08/14 (b)		275	261,250
Sprint Capital Corp., 6.88%, 11/15/28		1,790	1,494,650

			12,685,608

Total Corporate Bonds — 98.4%			253,780,887

Floating Rate Loan Interests (f)

Auto Components — 1.0%
Affinion Group Holdings, Inc., Term Loan, 8.51%, 3/01/12 (d)		455	436,988
Allison Transmission, Inc., Term Loan, 3.04%, 8/07/14		2,213	2,039,026

			2,476,014

Floating Rate Loan Interests (f)	Par (000)		Value

Automobiles — 1.3%
Ford Motor Co., Tranche B-1 Term Loan, 3.03%, 12/15/13	USD	3,592	$3,455,826

Building Products — 1.3%
CPG International I, Inc., Term Loan, 5.54%, 2/28/11		3,234	3,233,668

Capital Markets — 0.1%
Marsico Parent Co., LLC, Term Loan, 5.31% – 5.56%, 12/15/14		377	261,514

Chemicals — 0.1%
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Loan (First Lien), 3.52% – 3.73%, 7/30/14		376	343,728

Commercial Services & Supplies — 0.9%
AWAS Finance Luxembourg Sarl, Term Loan, 7.75%, 6/10/16		1,000	1,005,833
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		550	552,979
International Lease Finance Corp., Term Loan 1, 6.75%, 3/17/15		750	755,938

			2,314,750

Construction & Engineering — 0.8%
Safway Services, LLC, Last Out Tranche Loan, 15.63%, 12/14/17		2,000	2,000,000

Consumer Finance — 1.7%
American General Finance Corp., Term Loan, 7.25%, 4/21/15		4,250	4,199,531
DaimlerChrysler Financial Services Americas LLC, Term Loan (Second Lien), 6.78%, 8/05/13		250	249,113

			4,448,644

Diversified Telecommunication Services — 1.7%
Wind Finance SL SA, Euro Facility (Second Lien), 7.89%, 12/17/14	EUR	3,460	4,375,781

Electric Utilities — 0.5%
New Development Holdings, LLC, Term Loan, 7.00%, 7/03/17	USD	1,350	1,363,500

Health Care Providers & Services — 0.7%
Harden Healthcare LLC:
Add-on Term Loan, 7.75%, 3/02/15		525	514,500
Tranche A Term Loan, 8.50%, 2/22/15		495	485,545
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 7/31/16		900	898,313

			1,898,358

Hotels, Restaurants & Leisure — 1.2%
Travelport LLC (FKA Travelport, Inc.), Loan, 8.37%, 3/27/12 (d)		3,334	3,100,402

IT Services — 0.4%
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14		284	242,384
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		408	348,130
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		595	507,148

			1,097,662

Independent Power Producers & Energy Traders — 1.0%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.79% – 4.03%, 10/10/14		215	162,909
Initial Tranche B-2 Term Loan, 3.79% – 4.07%, 10/10/14		255	193,115
Initial Tranche B-3 Term Loan, 3.79% – 4.03%, 10/10/14		2,807	2,115,640

			2,471,664

Media — 1.6%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,715	1,709,284
HMH Publishing Co., Ltd., Tranche A Term Loan, 5.79%, 6/12/14 (d)		958	872,304

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)	Par (000)			Value

Media (concluded)
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13	USD	1,325		$1,406,156
Protostar Ltd., Debtor in Possession Term Loan, 18.00%, 10/26/10 (d)		159		158,820

				4,146,564

Multiline Retail — 0.1%
The Neiman Marcus Group, Inc., Term Loan, 2.30%, 4/06/13		244		231,433

Oil, Gas & Consumable Fuels — 1.3%
Tronox Worldwide LLC:
Tranche B-1 Term Loan, 11.25%, 9/20/10		1,261		1,271,424
Tranche B-2 Term Loan, 11.25%, 9/20/10		339		341,576
Turbo Beta Ltd., Dollar Facility, 14.50%, 3/15/18 (d)		2,322		1,839,899

				3,452,899

Paper & Forest Products — 0.3%
Verso Paper Finance Holdings LLC, PIK Loan, 6.69% – 7.44%, 2/01/13 (d)		1,340		804,059

Real Estate Management & Development — 0.6%
Realogy Corp.:
Initial Term Loan B, 3.30% – 3.53%, 10/10/13		398		343,264
Synthetic Letter of Credit, 0.11%, 10/10/13		81		70,156
Second Lien Term Facility, 13.50%, 10/15/17		1,000		1,055,000

				1,468,420

Specialty Retail — 0.2%
Claire’s Stores, Inc., Term Loan B, 3.01% – 3.23%, 5/29/14		137		117,564
Michaels Stores, Inc., Term Loan B-1, 2.63% – 2.81%, 10/31/13		355		334,433

				451,997

Wireless Telecommunication Services — 0.7%
Vodafone Americas Finance 2 Inc., Initial Loan, 6.88%, 7/30/15		1,750		1,750,000

Total Floating Rate Loan Interests — 17.5%				45,146,883

Other Interests (j)		Beneficial Interest (000)

Auto Components — 2.0%
Delphi Debtor-in-Possession Holding Co. LLP Class B Membership Interests		—	(k)	5,037,660
Lear Corp. Escrow		460		5,750

				5,043,410

Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc.		575		58

Media — 0.0%
Adelphia Escrow		750		75
Adelphia Recovery Trust		941		3,762

				3,837

Total Other Interests — 2.0%				5,047,305

Preferred Stocks	Shares

Auto Components — 0.1%
Dana Holding Corp., 4.00% (b)(e)		2,200		210,100

Diversified Financial Services — 1.5%
Ally Financial Inc., 7.00% (b)		3,245		2,680,472
Citigroup, Inc., 7.50% (e)		11,000		1,258,950

				3,939,422

Preferred Stocks	Shares			Value

Household Durables — 0.1%
Beazer Homes USA, Inc., 7.50% (e)		10,132		$200,715

Media — 0.2%
CMP Susquehanna Radio Holdings Corp. (a)(b)(f)		37,314		—
TRA Global, Inc. (a)		286,652		463,144

				463,144

Real Estate Investment Trusts (REITs) — 0.0%
MPG Office Trust, Inc., Series A, 7.63% (a)		8,994		97,045

Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series O (a)		30,000		12,300
Freddie Mac, Series Z (a)		75,961		25,067

				37,367

Total Preferred Stocks — 1.9%				4,947,793

Warrants (l)

Containers & Packaging — 0.0%
MDP Acquisitions Plc (Expires 10/01/13)		700		31,460

Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)		32,042		—

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)		485		5

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (b)		42,640		1
New Vision Holdings LLC (Expires 9/30/14)		22,447		224

				225

Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd. (No Expiration)		1		—

Software — 0.0%
HMH Holdings/EduMedia (Expires 3/09/17)		11,225		—

Total Warrants — 0.0%				31,690

Total Long-Term Investments (Cost — $321,408,636) — 122.6%				316,071,672

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.24% (m)(n)		2,569,493		2,569,493

Total Short-Term Securities (Cost — $2,569,493) — 1.0%				2,569,493

Options Purchased	Contracts

Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, expires 12/21/19, Broker Goldman Sachs Bank USA		19		—

Total Options Purchased (Cost — $18,578) — 0.0%				—

Total Investments (Cost — $323,996,707*) — 123.6%				318,641,165

Liabilities in Excess of Other Assets — (23.6)%				(60,886,126)

Net Assets — 100.0%				$257,755,039

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	23

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010, as computed for federal income tax purposes, were as follows:

	Aggregate cost	$325,170,052

	Gross unrealized appreciation	$15,013,408
	Gross unrealized depreciation	(21,542,295)

	Net unrealized depreciation	$(6,528,887)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with swaps.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(e)	Convertible security.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(j)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(k)	Amount is less than $1,000.

(l)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(m)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at February 28, 2010	Net Activity	Shares Held at August 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	3,276,755	(707,262)	2,569,493	$1,690

(n)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of August 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	784,300	USD	1,007,943	Citibank NA	9/15/10	$(14,059)
USD	16,913,617	EUR	13,357,500	Citibank NA	9/15/10	(13,317)
USD	315,687	EUR	245,000	Deutsche Bank AG	9/15/10	5,218
GBP	238,000	USD	371,268	UBS AG	10/20/10	(6,387)
USD	2,211,164	GBP	1,448,500	Citibank NA	10/20/10	(9,553)
USD	425,230	CAD	449,000	Deutsche Bank AG	10/20/10	4,505
USD	316,702	GBP	207,500	Deutsche Bank AG	10/20/10	(1,420)
USD	342,197	GBP	222,000	Royal Bank of Scotland	10/20/10	1,845

Total						$(33,168)

•	Financial futures contracts sold as of August 31, 2010 were as follows:

	Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation

	27	S&P 500 Index	Chicago Mercantile	September 2010	$7,189,857	$113,832

•	Credit default swaps on single-name issuers — buy protection outstanding as of August 31, 2010 were as follows:

	Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

	K. Hovnanian	5.00%	Goldman Sachs	December	$510	$30,327
	Enterprises, Inc.		International	2011

	K. Hovnanian	5.00%	Goldman Sachs	December	$1,000	168,495
	Enterprises, Inc.		Bank USA	2013

	Louisiana-	5.00%	JPMorgan	March 2014	$500	(106,314)
	Pacific Corp.		Chase Bank NA

	Brunswick Corp.	5.00%	Goldman Sachs	September	$200	(10,541)
			Bank USA	2014

	Total					$81,967

•	Credit default swaps on single-name issuers — sold protection outstanding as of August 31, 2010 were as follows:

	Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)

	Texas Competitive	5.00%	Goldman Sachs	September	CCC	$500	$(45,006)
	Electric Holdings		International	2012
	Co., LLC

	Realogy Corp.	5.00%	Credit Suisse	March 2015	C	$100	699
			International

	Advanced	5.00%	JPMorgan	March 2015	B+	$600	(6,721)
	Micro Devices,		Chase Bank NA
	Inc.

	Realogy Corp.	5.00%	JPMorgan	March 2015	C	$475	(16,004)
			Chase Bank NA

	Levi	5.00%	Goldman Sachs	June 2015	B+	$235	1,254
	Strauss & Co.		International

	NOVA	5.00%	Goldman Sachs	June 2015	B+	$375	(6,874)
	Chemicals Corp.		International

	Levi	5.00%	Goldman Sachs	September	B+	$560	—
	Strauss & Co.		International	2015

	Realogy Corp.	5.00%	JPMorgan	September	C	$125	(450)
			Chase Bank NA	2015

	Total						$(73,102)

	[1]	Using S&P’s rating of the issuer.

	[2]	The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of agreement.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks	$5,977,192	$687,276	$452,646	$7,117,114
Corporate Bonds	—	248,391,323	5,389,564	253,780,887
Floating Rate Loan Interests	—	31,243,970	13,902,913	45,146,883
Other Interests	—	5,037,660	9,645	5,047,305
Preferred Stocks	4,274,549	210,100	463,144	4,947,793
Warrants	—	—	31,690	31,690
Short-Term Securities	2,569,493	—	—	2,569,493
Liabilities:
Unfunded loan commitments	—	—	(47,602)	(47,602)

Total	$12,821,234	$285,570,329	$20,202,000	$318,593,563

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$200,775	—	$200,775
Equity contracts	$113,832	—	—	113,832
Foreign currency exchange contracts	—	11,568	—	11,568
Liabilities:
Credit contracts	—	(191,910)	—	(191,910)
Foreign currency exchange contracts	—	(44,736)	—	(44,736)

Total	$113,832	$(24,303)	—	$89,529

[1]

Derivative financial instruments are financial futures contracts, swaps and foreign currency exchange contracts. Financial futures contracts, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Stocks	Warrants	Unfunded Loan Commitments	Total

Assets/Liabilities:
Balance, as of February 28, 2010	$79,746	$4,246,019	$21,135,986	$4,699,133	$1	$230	$(115,579)	$30,045,536
Accrued discounts/premiums	—	13,176	122,051	—	—	—	—	135,227
Net realized gain (loss)	—	9,735	272,814	349,894	—	25,669	—	658,112
Net change in unrealized appreciation/depreciation[2]	9,348	(153,725)	313,212	358,728	—	—	67,977	595,540
Purchases	—	35,613	741,716	319,000	—	—	—	1,096,329
Sales	—	—	(6,741,723)	(685,200)	—	(25,669)	—	(7,452,592)
Transfers in3	452,570	1,510,000	2,999,158	5,750	463,143	31,460	—	5,462,081
Transfers out[3]	(89,018)	(271,254)	(4,940,301)	(5,037,660)	—	—	—	(10,338,233)

Balance, as of August 31, 2010	$452,646	$5,389,564	$13,902,913	$9,645	$463,144	$31,690	$(47,602)	$20,202,000

[2]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on the securities still held on August 31, 2010 was $110,767.

[3]	The Fund’s policy is to recognize transfers in and out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	25

Schedule of Investments August 31, 2010 (Unaudited)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Common Stocks (a)	Shares	Value

Building Products — 0.3%
Masonite Worldwide Holdings	32,730	$1,243,740

Chemicals — 0.2%
GEO Specialty Chemicals, Inc.	339,340	130,273
LyondellBasell Industries NV, Class A	9,898	202,909
LyondellBasell Industries NV, Class B	31,315	641,644
Wellman Holdings, Inc.	5,373	269

		975,095

Construction Materials — 0.0%
Nortek, Inc.	2,970	123,255

Containers & Packaging — 1.7%
Smurfit Kappa Plc	36,342	317,776
Viskase Cos., Inc.	1,428,423	6,770,725

		7,088,501

Electrical Equipment — 0.0%
Medis Technologies Ltd.	286,757	8,889

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc.	2,753	11,563
HRP Corp., Class B (b)(c)	5,000	50

		11,613

Metals & Mining — 0.2%
Euramax International	2,337	771,309

Paper & Forest Products — 1.3%
Ainsworth Lumber Co. Ltd.	1,095,719	2,568,854
Ainsworth Lumber Co. Ltd. (b)	1,335,501	3,131,010
Western Forest Products, Inc. (b)	211,149	58,413

		5,758,277

Semiconductors & Semiconductor
Equipment — 0.0%
SunPower Corp., Class B	4,892	50,583

Software — 0.2%
HMH Holdings/EduMedia	161,041	805,207

Specialty Retail — 0.0%
Movie Gallery, Inc.	503,737	604

Total Common Stocks — 3.9%		16,837,073

Corporate Bonds	Par (000)

Aerospace & Defense — 1.2%
Bombardier, Inc., 7.75%, 3/15/20 (b)	USD	1,750	1,881,250
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		1,160	1,197,700
TransDigm, Inc., 7.75%, 7/15/14		2,000	2,060,000

			5,138,950

Airlines — 0.7%
Air Canada, 9.25%, 8/01/15 (b)		1,250	1,225,000
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		950	997,751
United Air Lines, Inc., 12.75%, 7/15/12		793	884,150

			3,106,901

Auto Components — 1.3%
The Goodyear Tire & Rubber Co., 8.75%, 8/15/20		130	137,475
Icahn Enterprises LP:
7.75%, 1/15/16		320	317,600
8.00%, 1/15/18		5,260	5,233,700
Venture Holdings Co. LLC (a)(d)(e):
12.00%, 6/01/09		4,450	—
Series B, 9.50%, 7/01/05		1,800	180

			5,688,955

Corporate Bonds	Par (000)		Value

Beverages — 0.1%
Crown European Holdings SA, 7.13%, 8/15/18 (b)	EUR	410	$532,562

Biotechnology — 0.1%
QHP Pharma, 10.25%, 3/15/15 (b)	USD	491	500,586

Building Products — 2.5%
Building Materials Corp. of America, 7.00%, 2/15/20 (b)		1,300	1,293,500
CPG International I, Inc.:
7.50%, 7/01/12 (f)		7,500	7,246,875
10.50%, 7/01/13		1,300	1,298,375
Momentive Performance Materials, Inc., Series WI, 9.75%, 12/01/14		105	102,506
Ply Gem Industries, Inc., 11.75%, 6/15/13		1,050	1,081,500

			11,022,756

Capital Markets — 0.4%
E*Trade Financial Corp., 4.01%, 8/31/19 (b)(g)(h)		593	711,600
MU Finance Plc, 8.75%, 2/01/17 (b)	GBP	698	1,027,667

			1,739,267

Chemicals — 3.0%
American Pacific Corp., 9.00%, 2/01/15	USD	1,490	1,473,237
CF Industries, Inc., 6.88%, 5/01/18		1,475	1,552,437
GEO Specialty Chemicals, Inc. (b):
7.50%, 3/31/15 (c)(g)		4,171	2,711,012
10.00%, 3/31/15		4,106	2,668,640
Hexion U.S. Finance Corp.:
9.75%, 11/15/14		585	574,763
8.88%, 2/01/18		455	420,875
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)		465	490,575
Wellman Holdings, Inc., Subordinate Note (g):
(Second Lien), 10.00%, 1/29/19 (b)		2,978	2,590,860
(Third Lien), 5.00%, 1/29/19 (c)		978	381,332

			12,863,731

Commercial Banks — 2.2%
CIT Group, Inc.:
7.00%, 5/01/16		1,615	1,534,250
7.00%, 5/01/17		7,820	7,353,240
Glitnir Banki HF (a)(d):
4.15%, 4/20/10 (b)		184	52,440
6.38%, 9/25/12 (b)		1,115	317,775
Series EMTN, 5.07%, 1/27/10	EUR	50	17,741
Series EMTN, 3.00%, 6/30/10		75	26,612
Series GMTN, 4.38%, 2/05/10		85	30,161

			9,332,219

Commercial Services & Supplies — 1.0%
ACCO Brands Corp., 10.63%, 3/15/15	USD	660	726,000
Clean Harbors, Inc., 7.63%, 8/15/16		1,200	1,230,000
The Geo Group, Inc., 7.75%, 10/15/17 (b)		850	875,500
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)		970	1,057,300
West Corp., 9.50%, 10/15/14		340	346,800

			4,235,600

Construction Materials — 0.7%
Nortek, Inc., 11.00%, 12/01/13		2,983	3,143,546

Consumer Finance — 1.1%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)		570	590,662
Ford Motor Credit Co. LLC:
3.28%, 1/13/12 (f)		2,680	2,626,400
6.63%, 8/15/17		900	914,735
Inmarsat Finance Plc, 7.38%, 12/01/17 (b)		725	743,125

			4,874,922

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Containers & Packaging — 2.7%
Ball Corp., 6.75%, 9/15/20	USD	625	$657,813
Berry Plastics Corp.:
8.25%, 11/15/15		2,100	2,105,250
9.50%, 5/15/18 (b)		895	823,400
Berry Plastics Holding Corp., 8.88%, 9/15/14		470	447,675
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	260	312,187
Crown Americas LLC, 7.63%, 5/15/17 (b)	USD	710	757,925
Graphic Packaging International, Inc., 9.50%, 6/15/17		975	1,038,375
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17	EUR	830	1,072,854
7.75%, 11/15/19		785	1,019,661
Smurfit Kappa Funding Plc, 7.75%, 4/01/15	USD	3,325	3,325,000

			11,560,140

Diversified Financial Services — 4.4%
Ally Financial, Inc.:
8.30%, 2/12/15 (b)		1,700	1,768,000
7.50%, 9/15/20 (b)		5,450	5,395,500
8.00%, 11/01/31		1,350	1,329,750
Archimedes Funding III Ltd., 5.50%, 11/29/11 (b)		3,734	2,240,208
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		705	705,881
FCE Bank Plc, 7.13%, 1/16/12	EUR	3,250	4,262,714
GMAC, Inc.:
5.38%, 6/06/11		436	551,140
7.50%, 12/31/13	USD	90	91,913
8.00%, 3/15/20 (b)		200	205,000
Preferred Term Securities VI, Ltd. (a)(b)(g)		35	1,750
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		1,625	1,637,187
Reynolds Group Issuer, Inc., 7.75%, 10/15/16 (b)	EUR	650	836,060

			19,025,103

Diversified Telecommunication Services — 2.5%
Frontier Communications Corp., 8.25%, 4/15/17	USD	2,915	3,082,613
ITC Deltacom, Inc., 10.50%, 4/01/16		1,750	1,723,750
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (b)		390	409,500
Qwest Corp., 8.38%, 5/01/16		4,000	4,660,000
tw telecom holdings, Inc., 8.00%, 3/01/18		920	956,800

			10,832,663

Electronic Equipment, Instruments & Components — 0.0%
Muzak Holdings, LLC, 13.00%, 3/15/10 (a)(d)		2,675	268

Energy Equipment & Services — 0.9%
Compagnie Générale de Géophysique-Veritas, 7.50%, 5/15/15		1,845	1,826,550
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)		2,000	1,870,000

			3,696,550

Food & Staples Retailing — 0.4%
Rite Aid Corp., 9.75%, 6/12/16		1,590	1,689,375

Food Products — 0.6%
B&G Foods, Inc., 7.63%, 1/15/18		900	925,875
Bumble Bee Foods LLC, 7.75%, 12/15/15 (b)		730	771,975
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		940	1,049,275

			2,747,125

Health Care Equipment & Supplies — 0.3%
DJO Finance LLC, 10.88%, 11/15/14		1,345	1,440,831

Corporate Bonds	Par (000)		Value

Health Care Providers & Services — 1.2%
American Renal Holdings, 8.38%, 5/15/18 (b)	USD	470	$470,000
inVentiv Health, Inc., 10.00%, 8/15/18 (b)		405	395,888
Tenet Healthcare Corp.:
9.00%, 5/01/15		680	724,200
8.88%, 7/01/19		3,280	3,546,500

			5,136,588

Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (b)		2,980	3,453,075

Hotels, Restaurants & Leisure — 1.4%
Diamond Resorts Corp., 12.00%, 8/15/18 (b)		1,040	982,800
HRP Myrtle Beach Holdings LLC, 14.69%, 4/01/14 (a)(b)(d)(h)		6,891	689
HRP Myrtle Beach Operations LLC (a)(b)(d)(h):
0.00%, 4/01/12		5,000	500
12.04%, 4/01/13		5,000	500
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14 (a)(b)(d)		2,560	864,000
MGM Mirage, 13.00%, 11/15/13		345	398,475
MGM Resorts International, 11.13%, 11/15/17		1,340	1,497,450
Marina District Finance Co., Inc., 9.88%, 8/15/18 (b)		310	309,225
Travelport LLC, 5.16%, 9/01/14 (f)		2,160	2,003,400
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(d)		530	387

			6,057,426

Household Durables — 1.0%
Beazer Homes USA, Inc., 12.00%, 10/15/17		1,700	1,914,625
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16		1,695	1,644,150
Standard Pacific Corp.:
6.25%, 4/01/14		315	293,738
7.00%, 8/15/15		600	552,000

			4,404,513

IT Services — 0.3%
SunGard Data Systems, Inc., 4.88%, 1/15/14		1,265	1,211,238

Independent Power Producers &
Energy Traders — 2.6%
The AES Corp., 8.75%, 5/15/13 (b)		261	265,241
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		1,750	1,837,500
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)		3,190	3,071,980
NRG Energy, Inc.:
7.25%, 2/01/14		3,705	3,779,100
7.38%, 2/01/16		690	695,175
7.38%, 1/15/17		665	669,987
8.50%, 6/15/19		800	822,000

			11,140,983

Industrial Conglomerates — 1.7%
Sequa Corp. (b):
11.75%, 12/01/15		2,850	2,935,500
13.50%, 12/01/15 (c)		4,023	4,183,759

			7,119,259

Insurance — 0.6%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		1,100	1,128,875
USI Holdings Corp., 4.25%, 11/15/14 (b)(f)		1,630	1,381,425

			2,510,300

Leisure Equipment & Products — 0.3%
Brunswick Corp., 11.25%, 11/01/16 (b)		980	1,119,650

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	27

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Machinery — 1.5%
ESCO Corp., 4.41%, 12/15/13 (b)(f)	USD	3,070	$2,793,700
Navistar International Corp., 8.25%, 11/01/21		2,000	2,095,000
Titan International, Inc., 8.00%, 1/15/12		1,530	1,591,200

			6,479,900

Media — 6.2%
Affinion Group, Inc., 10.13%, 10/15/13		2,835	2,905,875
CCO Holdings LLC, 7.88%, 4/30/18 (b)		2,075	2,147,625
CSC Holdings, Inc., 8.50%, 4/15/14		680	742,900
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		639	662,963
Series B, 9.25%, 12/15/17		5,422	5,686,322
DISH DBS Corp., 7.00%, 10/01/13		3,000	3,123,750
Gannett Co., Inc.:
10.00%, 4/01/16		390	435,848
9.38%, 11/15/17 (b)		1,015	1,111,425
Interactive Data Corp., 10.25%, 8/01/18 (b)		1,715	1,779,312
McClatchy Co., 11.50%, 2/15/17 (b)		1,355	1,399,038
Nielsen Finance LLC, 11.63%, 2/01/14		1,925	2,158,406
Regal Entertainment Group, 9.13%, 8/15/18		555	568,875
Seat Pagine Gialle SpA, 10.50%, 1/31/17 (b)	EUR	241	284,029
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)	USD	895	854,725
UPC Germany GmbH, 8.13%, 12/01/17 (b)		3,000	3,082,500

			26,943,593

Metals & Mining — 0.9%
Aleris International, Inc. (a)(d):
9.00%, 12/15/14		1,100	2,200
10.00%, 12/15/16		1,500	570
Murray Energy Corp., 10.25%, 10/15/15 (b)		490	501,025
RathGibson, Inc., 11.25%, 2/15/14 (a)(d)		4,440	47,730
Ryerson, Inc., 7.84%, 11/01/14 (f)(i)		3,595	3,334,363

			3,885,888

Multiline Retail — 0.8%
Dollar General Corp.:
10.63%, 7/15/15		1,075	1,179,813
11.88%, 7/15/17 (c)		1,775	2,041,250

			3,221,063

Oil, Gas & Consumable Fuels — 2.6%
Arch Coal, Inc., 8.75%, 8/01/16		235	254,388
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17		1,440	1,654,200
10.75%, 2/01/18		355	391,387
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		490	503,475
Consol Energy, Inc., 8.25%, 4/01/20 (b)		1,750	1,857,187
Crosstex Energy LP, 8.88%, 2/15/18		225	232,313
Denbury Resources, Inc.:
9.75%, 3/01/16		925	1,019,812
8.25%, 2/15/20		670	715,225
Forest Oil Corp., 8.50%, 2/15/14		470	499,375
Massey Energy Co., 6.88%, 12/15/13		1,300	1,316,250
OPTI Canada, Inc., 9.00%, 12/15/12 (b)		1,850	1,854,625
Titan Petrochemicals Group Ltd., 8.50%, 3/18/12 (b)		1,760	968,000

			11,266,237

Paper & Forest Products — 2.8%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(c)		4,312	3,686,510
Clearwater Paper Corp., 10.63%, 6/15/16		640	720,000
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		2,950	3,230,250
NewPage Corp., 11.38%, 12/31/14		3,890	3,160,625
Verso Paper Holdings LLC:
11.50%, 7/01/14		550	580,250
Series B, 4.22%, 8/01/14 (f)		890	729,800

			12,107,435

Corporate Bonds	Par (000)		Value

Pharmaceuticals — 0.4%
Angiotech Pharmaceuticals, Inc., 4.29%, 12/01/13 (f)	USD	1,570	$1,267,775
Novasep Holding SAS, 9.63%, 12/15/16 (b)	EUR	564	600,373

			1,868,148

Real Estate Investment Trusts (REITs) — 0.2%
Omega Healthcare Investors, Inc., 7.50%, 2/15/20 (b)	USD	1,010	1,052,925

Software — 0.0%
BMS Holdings, Inc., 8.59%, 2/15/12 (b)(c)(f)		1,780	35,611

Specialty Retail — 0.3%
United Auto Group, Inc., 7.75%, 12/15/16		1,275	1,217,625

Textiles, Apparel & Luxury Goods — 0.3%
Phillips-Van Heusen Corp.:
7.38%, 5/15/20		925	952,750
7.75%, 11/15/23		410	446,140

			1,398,890

Wireless Telecommunication Services — 3.5%
Cricket Communications, Inc., 7.75%, 5/15/16		3,050	3,149,125
Digicel Group Ltd. (b):
9.13%, 1/15/15 (c)		3,948	3,967,740
8.25%, 9/01/17		300	311,625
MetroPCS Wireless, Inc.:
9.25%, 11/01/14		760	790,400
9.25%, 11/01/14		2,100	2,184,000
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		2,275	2,269,312
Orascom Telecom Finance SCA, 7.88%, 2/08/14 (b)		755	717,250
Sprint Capital Corp.:
8.38%, 3/15/12		625	660,938
6.88%, 11/15/28		1,000	835,000

			14,885,390

Total Corporate Bonds — 55.5%			239,687,787

Floating Rate Loan Interests (f)

Aerospace & Defense — 0.4%
Hawker Beechcraft Acquisition Co., LLC:
Letter of Credit Linked Deposit, 0.43%, 3/26/14	124	98,445
Term Loan, 2.26% – 2.53%, 3/26/14	2,072	1,650,926

		1,749,371

Airlines — 0.4%
Delta Air Lines, Inc., Credit-Linked Deposit Loan, 0.11% – 2.28%, 4/30/12	1,940	1,855,125

Auto Components — 2.7%
Affinion Group Holdings, Inc., Term Loan, 8.51%, 3/01/12 (c)	3,194	3,066,405
Affinion Group, Inc., Tranche B Term Loan, 5.00%, 10/09/16	998	959,675
Allison Transmission, Inc., Term Loan, 3.04%, 8/07/14	7,267	6,695,941
Dana Holding Corp., Term Advance, 4.52% – 6.50%, 1/30/15	346	339,646
The Goodyear Tire & Rubber Co., Loan (Second Lien), 2.24%, 4/30/14	750	694,336

		11,756,003

Automobiles — 0.7%
Ford Motor Co.:
Tranche B-1 Term Loan, 3.03%, 12/15/13	2,935	2,823,307
Tranche B-2 Term Loan, 3.03%, 12/15/13	316	302,847

		3,126,154

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)	Par (000)		Value

Beverages — 0.6%
SW Acquisitions Co., Inc., Term Loan, 5.75%, 6/01/16	USD	2,638	$2,640,222

Building Products — 1.0%
Building Materials Corp. of America, Term Loan Advance, 3.06%, 2/22/14		553	542,139
Goodman Global, Inc., Term Loan, 6.25%, 2/13/14		2,683	2,692,335
Momentive Performance Materials
(Blitz 06-103 GmbH), Tranche B-2 Term
Loan, 2.88%, 12/04/13	EUR	1,075	1,248,770

			4,483,244

Chemicals — 3.2%
CF Industries, Inc., Term Loan B-1, 4.50%, 4/05/15	USD	1,534	1,541,528
Chemtura Corp.:
Debtor in Possession Term Facility, 6.00%, 2/11/11		1,600	1,596,000
Exit Term Loan, 5.50%, 8/16/16		1,300	1,305,417
Gentek Holding, LLC, Tranche B Term Loan, 7.00%, 10/29/14		724	724,154
MacDermid, Inc., Tranche C Term Loan, 2.27%, 4/12/14	EUR	697	803,984
Nalco Co., Term Loan, 6.50%, 5/13/16	USD	1,708	1,713,442
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Loan, (First Lien), 3.52% – 3.73%, 7/30/14		3,306	3,022,858
Rockwood Specialties Group, Inc., Term Loan H, 6.00%, 5/15/14		1,340	1,339,436
Solutia, Inc., Term Loan, 4.75%, 3/17/17		1,820	1,818,404

			13,865,223

Commercial Banks — 0.4%
CIT Group, Inc., Term Loan, 6.25%, 1/20/12		1,500	1,495,110

Commercial Services & Supplies — 3.5%
ARAMARK Corp.:
Letter of Credit-1 Facility, 0.11%, 1/26/14		55	51,997
Letter of Credit-2 Facility, 0.11%, 7/26/16		64	61,826
Term Loan B, 3.78%, 7/26/16		970	940,102
US Term Loan, 2.41%, 1/26/14		761	719,013
AWAS Finance Luxembourg Sarl, Term Loan, 7.75%, 6/10/16		2,250	2,263,124
Altegrity, Inc., Incremental Term Loan, 7.75%, 2/21/15		3,000	2,988,750
Casella Waste Systems, Inc., Term Loan B, 7.00%, 4/09/14		386	388,030
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		975	980,282
International Lease Finance Corp., Term Loan 1, 6.75%, 3/17/15		2,800	2,822,168
Quad Graphics, Term Loan, 5.50%, 4/20/16		950	906,300
Synagro Technologies, Inc., Term Loan (First Lien), 2.27% – 2.28%, 4/02/14		786	664,011
West Corp., Incremental Term Loan B-3, 7.25%, 10/24/13		2,104	2,097,152

			14,882,755

Construction & Engineering — 0.6%
Safway Services, LLC, First Out Tranche Loan, 9.00%, 12/18/17		2,750	2,750,000

Construction Materials — 0.2%
Fairmount Minerals Ltd., Term Loan B, 6.25%, 8/05/16		675	675,281

Consumer Discretionary — 1.0%
Laureate Education, Series A New Term Loan, 7.00%, 8/15/14		4,297	4,224,708

Floating Rate Loan Interests (f)	Par (000)		Value

Consumer Finance — 1.9%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15	USD	5,000	$4,940,625
DaimlerChrysler Financial Services Americas LLC, Term Loan (Second Lien), 6.78%, 8/05/13		3,432	3,420,315

			8,360,940

Containers & Packaging — 0.2%
Anchor Glass Container Corp., Term Loan (First Lien), 6.00%, 3/02/16		243	240,556
BWAY Holding Co., Term Loan B, 5.50% – 6.00%, 6/16/17		357	356,126
Berry Plastics Holding Corp., Term Loan C, 2.38%, 4/03/15		343	312,757
ICL Industrial Containers ULC/ICL Contenants Industriels ULC (FKA BWAY Corp.), Term Loan C, 5.50% – 6.00%, 6/16/17		33	33,408

			942,847

Diversified Consumer Services — 1.5%
Coinmach Service Corp., Term Loan, 3.35%, 11/14/14		4,583	3,995,790
ServiceMaster Co.:
Closing Date Loan, 2.77% – 3.04%, 7/24/14		2,305	2,118,965
Delayed Draw Term Loan, 2.77%, 7/24/14		230	211,017

			6,325,772

Diversified Financial Services — 1.0%
Reynolds Group Holdings, Inc.:
Incremental US Term Loan, 6.25%, 5/05/16		1,400	1,390,084
US Term Loan, 6.25%, 5/05/16		1,193	1,186,239
Whitelabel IV SA:
Term Loan B1, 5.00%, 8/11/17	EUR	565	708,837
Term Loan B2, 5.00%, 8/11/17		935	1,173,030

			4,458,190

Diversified Telecommunication Services — 2.1%
Cincinnati Bell, Inc., Tranche B Term Loan, 6.50%, 6/11/17	USD	1,995	1,980,038
Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.75%, 5/30/14 (c)		4,644	3,250,642
Level 3 Communications, Incremental Term Loan, 2.53% – 2.78%, 3/13/14		3,250	2,911,288
Wind Telecomunicazioni SpA:
Term Loan Facility B2, 4.66%, 5/24/13		568	551,841
Term Loan Facility C2, 3.66%, 5/26/14		568	551,841

			9,245,650

Electric Utilities — 0.7%
New Development Holdings, LLC, Term Loan, 7.00%, 7/03/17		3,000	3,030,000

Electronic Equipment, Instruments &
Components — 1.0%
CDW LLC (FKA LOW Corp.), Term Loan, 4.28%, 10/10/14		2,259	2,023,280
Flextronics International Ltd., Closing Date Loan B, 2.56%, 10/01/12		535	515,205
Styron Sarl, Term Loan, 7.50%, 6/17/16		1,600	1,612,496

			4,150,981

Energy Equipment & Services — 0.4%
MEG Energy Corp., Tranche D Term Loan, 6.00%, 4/03/16		1,912	1,906,924

Food & Staples Retailing — 1.4%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots), Facility B1, 3.55%, 7/09/15	GBP	1,700	2,425,350
Pierre Foods, Term Loan, 7.00%, 3/03/16	USD	1,284	1,280,600
Pilot Travel Centers, LLC, Initial Tranche B Term Loan, 5.25%, 6/30/16		2,157	2,159,485

			5,865,435

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	29

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)	Par (000)		Value

Food Products — 1.7%
Dole Food Co., Inc., Tranche B-1 Term Loan, 5.00% – 5.50%, 3/02/17	USD	797	$798,767
Michael Foods Group, Inc. (FKA M-Foods Holdings, Inc.), Term Loan B, 6.25%, 6/29/16		1,000	1,000,714
Pilgrim’s Pride Corp., Term Loan A, 5.53%, 12/01/12		1,430	1,415,700
Pinnacle Foods Finance LLC, Tranche D Term Loan, 6.00%, 4/02/14		2,063	2,065,579
Solvest, Ltd. (Dole), Tranche C-1 Term Loan, 5.00% – 5.50%, 3/02/17		1,979	1,982,800

			7,263,560

Health Care Equipment & Supplies — 0.7%
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC), Term Loan, 3.26%, 5/20/14		3,074	2,915,908

Health Care Providers & Services — 4.6%
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.55%, 7/25/14		205	193,242
Term Loan Facility, 2.55%, 7/25/14		4,024	3,794,425
DaVita, Inc., Tranche B-1 Term Loan, 1.77% – 2.04%, 10/05/12		600	590,747
Gentiva Health Services, Inc., Term Loan B, 6.75%, 8/12/16		1,100	1,085,562
HCA, Inc.:
Tranche A-1 Term Loan, 2.03%, 11/16/12		4,569	4,395,650
Tranche B-1 Term Loan, 2.78%, 11/18/13		245	235,811
Harden Healthcare LLC:
Add-on Term Loan, 7.75%, 3/02/15		2,650	2,597,000
Tranche A Term Loan, 8.50%, 2/22/15		793	776,873
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 7/31/16		3,250	3,243,906
Renal Advantage Holdings, Inc., Tranche B Term Loan, 6.00%, 6/03/16		1,100	1,100,000
Vanguard Health Holding Co. II, LLC (Vanguard Health Systems, Inc.), Initial Term Loan, 5.00%, 1/29/16		1,845	1,823,056

			19,836,272

Health Care Technology — 0.6%
IMS Health, Inc., Tranche B Dollar Term Loan, 5.25%, 2/26/16		2,721	2,725,821

Hotels, Restaurants & Leisure — 2.7%
Harrah’s Operating Co., Inc.:
Term Loan B-1, 3.50%, 1/28/15		449	383,817
Term Loan B-3, 3.50% – 3.53%, 1/28/15		1,404	1,199,391
Term Loan B-4, 9.50%, 10/31/16		2,239	2,284,770
Six Flags Theme Parks, Inc., Tranche B Term Loan (First Lien), 6.00%, 6/30/16		3,386	3,347,210
Universal City Development Partners Ltd., Loan, 7.75%, 11/06/14		2,488	2,499,938
VML US Finance LLC (FKA Venetian Macau):
Term B Delayed Draw Project Loan, 5.04%, 5/25/12		1,060	1,042,023
Term B Funded Project Loan, 5.04%, 5/27/13		1,013	990,932

			11,748,081

IT Services — 2.8%
Ceridian Corp., US Term Loan, 3.26%, 11/09/14		2,910	2,588,882
EVERTEC, Inc., Term Loan B, 7.00%, 8/20/16		1,150	1,124,125
First Data Corp.:
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		2,801	2,388,167
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		1,375	1,172,779
SunGard Data Systems, Inc. (Solar Capital Corp.), Incremental Term Loan, 6.75%, 2/28/14		349	348,613
TransUnion LLC, Term Loan, 6.75%, 6/15/17		4,250	4,288,518

			11,911,084

Floating Rate Loan Interests (f)	Par (000)		Value

Independent Power Producers & Energy Traders — 0.5%
Dynegy Holdings, Inc.:
Term Letter of Credit Facility, 4.02%, 4/02/13	USD	327	$321,860
Tranche B Term Loan, 4.02%, 4/02/13		26	25,777
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-2 Term Loan, 3.79% – 4.07%, 10/10/14		2,171	1,645,021
Initial Tranche B-3 Term Loan, 3.79% – 4.03%, 10/10/14		196	148,085

			2,140,743

Industrial Conglomerates — 0.3%
Sequa Corp., Term Loan, 3.79%, 12/03/14		1,394	1,282,098

Insurance — 0.1%
Alliant Holdings I, Inc., Term Loan, 3.53%, 8/21/14		581	552,049

Internet & Catalog Retail — 0.3%
FTD Group, Inc., Tranche B Term Loan, 6.75%, 8/26/14		1,096	1,096,254

Leisure Equipment & Products — 0.3%
EB Sports Corp., Loan, 11.50%, 5/01/12 (c)		1,466	1,392,281

Machinery — 0.2%
Generac Acquisition Corp., Term Loan (First Lien), 2.81% – 3.03%, 11/10/13		343	315,378
Oshkosh Truck Corp., Term Loan B, 6.44% – 6.54%, 12/06/13		612	614,883

			930,261

Media — 8.2%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		2,526	2,517,582
Charter Communications Operating, LLC:
New Term Loan, 2.26%, 3/06/14		546	516,358
Term Loan B1, 7.25%, 3/06/14		1,672	1,707,700
Term Loan C, 3.79%, 9/06/16		5,302	5,071,115
Ellis Communications KDOC, LLC, Loan, 10.00%, 12/30/11		6,303	2,363,533
HMH Publishing Co., Ltd., Tranche A Term Loan, 5.79%, 6/12/14 (c)		3,154	2,871,752
Hanley-Wood, LLC, Term Loan, 2.56% – 2.63%, 3/10/14		742	321,082
Interactive Data Corp., Term Loan, 6.75%, 1/29/17		1,300	1,307,583
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG):
Facility B1, 3.52%, 6/30/15	EUR	337	322,477
Facility C1, 3.77%, 6/30/16		674	644,953
Mediacom Illinois, LLC (FKA Mediacom Communications, LLC), Tranche D Term Loan, 5.50%, 3/31/17	USD	993	972,327
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		4,250	4,510,312
Sinclair Television Group, Inc., New Tranche B Loan, 5.50% – 6.25%, 10/29/15		1,587	1,588,602
Springer Science+Business Media SA, Facility A1, 6.75%, 7/01/16	EUR	1,900	2,381,692
Sunshine Acquisition Ltd. (FKA HIT Entertainment), Term Facility, 5.68%, 6/01/12	USD	1,432	1,335,986
TWCC Holdings Corp., Replacement Term Loan, 5.00%, 9/14/15		1,943	1,940,669
UPC Financing Partnership, Facility U, 4.64%, 12/31/17	EUR	1,600	1,882,159
Virgin Media Investment Holdings, Ltd., Facility B, 4.77%, 12/31/15	GBP	1,250	1,858,360
Yell Group Plc Facility A3-Yell Finance (UK) Limited, 2.60%, 4/30/14	USD	1,406	1,357,031

			35,471,273

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)	Par (000)		Value

Metals & Mining — 0.6%
Euramax International, Inc., Domestic Term Loan:
10.00%, 6/29/13	USD	1,286	$1,196,384
14.00%, 6/29/13 (c)		1,343	1,249,093

			2,445,477

Multi-Utilities — 0.3%
Energy Transfer Equity, LP, Term Loan, 2.02%, 11/01/12		750	734,062
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.):
Synthetic Letter of Credit, 0.41%, 11/01/13		9	7,940
Term B Advance (First Lien), 3.06%, 11/01/13		509	472,314

			1,214,316

Multiline Retail — 1.7%
Dollar General Corp., Tranche B-2 Term Loan, 3.01% – 3.03%, 7/07/14		2,179	2,097,209
Hema Holding BV:
Facility B, 2.65%, 7/06/15	EUR	369	442,525
Facility C, 3.40%, 7/05/16		369	442,525
Facility D, 5.65%, 1/01/17		2,900	3,399,399
The Neiman Marcus Group, Inc., Term Loan, 2.30%, 4/06/13	USD	966	915,428

			7,297,086

Oil, Gas & Consumable Fuels — 2.2%
Big West Oil, LLC, Term Loan, 12.00%, 7/23/15		1,500	1,518,125
Tronox Worldwide LLC:
Tranche B-1 Term Loan, 11.25%, 9/20/10		2,246	2,264,723
Tranche B-2 Term Loan, 11.25%, 9/20/10		603	608,433
Turbo Beta Ltd., Dollar Facility, 14.50%, 3/15/18 (c)	GBP	6,226	4,934,275

			9,325,556

Paper & Forest Products — 0.6%
Georgia-Pacific LLC, Term Loan B, 2.30% – 2.53%, 12/23/12	USD	214	210,797
Verso Paper Finance Holdings LLC, PIK Loan, 6.69% – 7.44%, 2/01/13 (c)		4,208	2,524,622

			2,735,419

Personal Products — 0.0%
American Safety Razor Co., LLC, Term Loan (First Lien), 8.75%, 7/31/13 (c)		161	148,717

Pharmaceuticals — 0.8%
Warner Chilcott Co., LLC, Term Loan A, 6.00%, 10/30/14		708	706,642
Warner Chilcott Corp.:
Additional Term Loan B, 6.25%, 4/30/15		676	675,102
Term Loan B-1, 6.25%, 4/30/15		270	269,162
Term Loan B-2, 6.25%, 4/30/15		445	444,781
Term Loan B-3, 6.50%, 2/20/16		872	875,000
Term Loan B-4, 6.50%, 2/20/16		283	283,914

			3,254,601

Professional Services — 0.4%
Booz Allen Hamilton, Inc., Term Loan C, 6.00%, 7/31/15		1,741	1,740,815

Real Estate Management & Development — 1.7%
Enclave, Term Loan (First Lien), 6.14%, 3/01/12 (a)(d)		4,000	1
Realogy Corp.:
Delayed Draw Term Loan B, 3.30% – 3.53%, 10/10/13		1,468	1,266,267
Initial Term Loan B, 3.30%, 10/10/13		4,418	3,812,239
Synthetic Letter of Credit, 0.11%, 10/10/13		757	653,512
Term Loan (Second Lien), 13.50%, 10/15/17		1,500	1,582,500

			7,314,519

Floating Rate Loan Interests (f)	Par (000)		Value

Semiconductors & Semiconductor Equipment — 0.2%
Freescale Semiconductor, Inc., Extended Maturity Term Loan, 4.56%, 12/01/16	USD	740	$661,722

Software — 0.3%
Telcordia Technologies, Inc., Term Loan, 6.75%, 4/30/16		1,097	1,096,336

Specialty Retail — 0.9%
Burlington Coat Factory Warehouse Corp., Term Loan, 2.54% – 2.66%, 5/28/13		680	644,130
Michaels Stores, Inc.:
Term Loan B-1, 2.63% – 2.81%, 10/31/13		1,384	1,305,420
Term Loan B-2, 4.88% – 5.06%, 7/31/16		543	523,653
Toys ‘R’ Us, Inc., Term Loan B, 6.00%, 8/17/16		1,500	1,496,241

			3,969,444

Textiles, Apparel & Luxury Goods — 0.3%
Phillips Van Heusen Corp., U.S. Tranche B Term Loan, 4.75%, 5/06/16		1,325	1,332,158

Wireless Telecommunication Services — 1.9%
Cavtel Holdings, LLC, Term Loan, 10.50%, 12/31/12 (c)		825	779,602
Digicel International Finance Ltd., U.S. Term Loan (Non-Rollover), 3.06%, 3/30/12		1,167	1,139,381
MetroPCS Wireless, Inc.:
Tranche B-1 Term Loan, 2.56%, 11/03/13		83	81,058
Tranche B-2 Term Loan B, 3.81%, 11/03/16		909	891,419
Vodafone Americas Finance 2 Inc., Initial Loan, 6.88%, 7/30/15		5,500	5,500,000

			8,391,460

Total Floating Rate Loan Interests — 59.8%			257,983,246

Other Interests (j)	Beneficial Interest (000)

Airlines — 0.1%
Delta Air Lines, Inc. Default Escrow:
8.33%		5,505	98,539
10.00%		4,200	75,180

			173,719

Auto Components — 0.0%
Intermet Liquidating Trust, Class A		833	250

Diversified Financial Services — 0.3%
J.G. Wentworth LLC Preferred Equity Interests (k)		1	1,190,710

Household Durables — 0.2%
Stanley Martin, Class B Membership Units (k)		2	947,250

Media — 0.0%
Adelphia Escrow		7,500	750
Adelphia Preferred Escrow		5	1
Adelphia Recovery Trust		9,406	37,624
Adelphia Recovery Trust, Series ACC-6B INT		500	50

			38,425

Metals & Mining — 0.3%
RathGibson Acquisition Co., LLC (k)		280	1,488,924

Specialty Retail — 0.0%
Buffets, Inc.		1,440	144
Movie Gallery, Inc. Default Escrow		21,700	217

			361

Total Other Interests — 0.9%			3,839,639

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	31

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Warrants (l)	Shares		Value

Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)		126,761	$1

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)		1,216	12

Media — 0.0%
Charter Communications, Inc. (Expires 11/30/14)		12,661	69,636

Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd. (No Expiration)		4	—

Software — 0.0%
HMH Holdings/EduMedia (Expires 3/09/17)		24,924	—

Specialty Retail — 0.0%
Movie Gallery, Inc. (Expires 5/15/15)		62,323	1

Total Warrants — 0.0%			69,650

Total Long-Term Investments (Cost — $596,588,061) — 120.1%			518,417,395

Short-Term Securities	Beneficial Interest (000)

Bank of New York Cash Reserves, 0.01% (m)	USD	2,175	2,174,508

Total Short-Term Securities (Cost — $2,174,508) — 0.5%			2,174,508

Total Investments (Cost — $598,762,569*) — 120.6%			520,591,903
Liabilities in Excess of Other Assets — (20.6)%			(89,033,094)

Net Assets — 100.0%			$431,558,809

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$595,470,258

Gross unrealized appreciation	$24,052,036
Gross unrealized depreciation	(98,930,391)

Net unrealized depreciation	$(74,878,355)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	As a result of bankruptcy proceedings, the company did not repay the principal amount or accrued interest of the security upon maturity.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Convertible security.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	All or a portion of security has been pledged as collateral in connection with swaps.

(j)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(k)	The investment is held by a wholly-owned taxable subsidiary of the Fund.

(l)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(m)	Represents the current yield as of report date.

•	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at February 28, 2010	Net Activity	Shares Held at August 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	1,319,723	(1,319,723)	—	$2,856

•	Foreign currency exchange contracts as of August 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	2,395,100	USD	3,055,024	Citibank NA	9/15/10	$(19,898)
USD	20,931,990	EUR	16,528,000	Citibank NA	9/15/10	(12,675)
USD	520,319	EUR	403,500	Deutsche Bank AG	9/15/10	8,995
CAD	1,140,500	USD	1,083,775	UBS AG	10/20/10	(15,098)
USD	3,702,055	CAD	3,909,000	Deutsche Bank AG	10/20/10	39,222
USD	5,130,643	GBP	3,328,500	Royal Bank of Scotland Plc	10/20/10	27,669

Total						$28,215

•	Credit default swaps on single-name issuers — buy protection outstanding as of August 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

K. Hovnanian	5.00%	Goldman Sachs	December	$855	$50,843
Enterprises, Inc.		Bank USA	2011
K. Hovnanian	5.00%	Goldman Sachs	September	$250	21,190
Enterprises, Inc.		Bank USA	2013
Brunswick Corp.	5.00%	Goldman Sachs	September	$325	(17,128)
		Bank USA	2015

Total					$54,905

•	Credit default swaps on traded issuers — sold protection outstanding as of August 31, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Depreciation

BAA Ferrovial	2.00%	Deutsche	March 2012	A–	GBP 900	$(48,632)
Junior Term Loan		Bank AG

		[1]	Using S&P’s rating of the issuer.

		[2]	The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of agreement.

•

For Fund compliance purposes,the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (concluded)	BlackRock Debt Strategies Fund, Inc. (DSU)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks	$11,681,179	$4,220,095	$935,799	$16,837,073
Corporate Bonds	—	229,063,438	10,624,349	239,687,787
Floating Rate Loan Interests	—	205,463,969	52,519,277	257,983,246
Other Interests	—	173,719	3,665,920	3,839,639
Warrants	69,636	—	14	69,650
Short-Term Securities	—	2,174,508	—	2,174,508

Liabilities:
Unfunded Loan Commitments	—	—	(52,865)	(52,865)

Total	$11,750,815	$441,095,729	$67,692,494	$520,539,038

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$72,033	—	$72,033
Foreign currency exchange contracts	—	75,886	—	75,886
Liabilities:
Credit contracts	—	(17,128)	$(48,632)	(65,760)
Foreign currency exchange contracts	—	(47,671)	—	(47,671)

Total	—	$83,120	$(48,632)	$34,488

[1]

Derivative financial instruments are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Unfunded Loan Commitments	Total

Assets/Liabilities:
Balance, as of February 28, 2010	$311,675	$11,805,208	$58,483,045	$2,253,500	$31,175	—	$72,884,603
Accrued discounts/premiums	—	283,239	312,255	—	—	—	595,494
Net realized gain (loss)	—	177,745	(6,167,426)	364,537	—	—	(5,625,144)
Net change in unrealized appreciation/depreciation[2]	713,481	758,386	8,253,852	79,727	(31,161)	$(52,865)	9,721,420
Purchases	—	23,853	3,147,673	—	—	—	3,171,526
Sales	—	(2,406,340)	(31,346,952)	(520,768)	—	—	(34,274,060)
Transfers in3	805,207	—	32,221,417	1,488,924	—	—	34,515,548
Transfers out[3]	(894,564)	(17,742)	(12,384,587)	—	—	—	(13,296,893)

Balance, as of August 31, 2010	$935,799	$10,624,349	$52,519,277	$3,665,920	$14	$(52,865)	$67,692,494

[2]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on the securities still held on August 31, 2010 was $1,342,598.

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts

Liabilities:
Balance, as of February 28, 2010	$(94,696)
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	46,064
Purchases	—
Sales	—
Transfers in5	—
Transfers out[5]	—

Balance, as of August 31, 2010	$(48,632)

[4]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on swaps still held on August 31, 2010 was $46,064.

[5]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	33

Schedule of Investments August 31, 2010 (Unaudited)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Common Stocks (a)	Shares		Value

Building Products — 0.1%
Masonite Worldwide Holdings		3,830	$145,540

Chemicals — 0.0%
GEO Specialty Chemicals, Inc.		10,732	4,120
Wellman Holdings, Inc.		181	9

			4,129

Construction Materials — 0.0%
Nortek, Inc.		710	29,465

Electrical Equipment — 0.0%
Medis Technologies Ltd.		13,053	405

Semiconductors & Semiconductor Equipment — 0.1%
SunPower Corp., Class B		5,332	55,133

Software — 0.2%
HMH Holdings/EduMedia		47,611	238,055

Total Common Stocks — 0.4%			472,727

Corporate Bonds	Par (000)

Airlines — 0.4%
Air Canada, 9.25%, 8/01/15 (b)	USD	250	245,000
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		285	299,325

			544,325

Auto Components — 0.8%
Delphi International Holdings Unsecured, 12.00%, 10/06/14		16	15,830
Icahn Enterprises LP:
7.75%, 1/15/16		105	104,213
8.00%, 1/15/18		1,000	995,000

			1,115,043

Building Products — 2.4%
Building Materials Corp. of America, 7.00%, 2/15/20 (b)		425	422,875
CPG International I, Inc., 7.50%, 7/01/12 (c)		3,000	2,898,750

			3,321,625

Capital Markets — 0.2%
E*Trade Financial Corp., 4.00%, 8/31/19 (b)(d)(e)		46	55,200
Marsico Parent Co., LLC, 10.63%, 1/15/16 (b)		593	219,410
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (b)(f)		166	14,971
Marsico Parent Superholdco, LLC, 14.50%, 1/15/18 (b)(f)		176	15,865

			305,446

Chemicals — 1.1%
CF Industries, Inc., 6.88%, 5/01/18		480	505,200
GEO Specialty Chemicals, Inc. (b):
7.50%, 3/31/15 (d)(f)		702	456,366
10.00%, 3/31/15		691	448,864
Wellman Holdings, Inc., Subordinate Note (Third Lien), 5.00%, 1/29/19 (d)(f)		195	76,181

			1,486,611

Commercial Banks — 1.1%
CIT Group, Inc., 7.00%, 5/01/17		1,585	1,490,395

Commercial Services & Supplies — 0.5%
Clean Harbors, Inc., 7.63%, 8/15/16		400	410,000
The Geo Group, Inc., 7.75%, 10/15/17 (b)		300	309,000

			719,000

Corporate Bonds	Par (000)		Value

Construction Materials — 0.5%
Nortek, Inc., 11.00%, 12/01/13	USD	713	$751,487

Consumer Finance — 0.5%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)		190	196,888
Inmarsat Finance Plc, 7.38%, 12/01/17 (b)		525	538,125

			735,013

Containers & Packaging — 2.4%
Berry Plastics Corp.:
8.25%, 11/15/15		900	902,250
9.50%, 5/15/18 (b)		280	257,600
Berry Plastics Holding Corp., 8.88%, 9/15/14		50	47,625
Clondalkin Acquisition BV, 2.54%, 12/15/13 (b)(c)		1,500	1,308,750
Owens-Brockway Glass Container, Inc., 6.75%, 12/01/14	EUR	113	144,631
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17		275	355,464
7.75%, 11/15/19		265	344,217

			3,360,537

Diversified Financial Services — 1.6%
Ally Financial Inc., 8.30%, 2/12/15 (b)	USD	950	988,000
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		100	100,125
FCE Bank Plc, 7.13%, 1/16/12	EUR	400	524,642
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)	USD	400	403,000
Reynolds Group Issuer, Inc., 7.75%, 10/15/16 (b)	EUR	200	257,249

			2,273,016

Diversified Telecommunication Services — 1.0%
Frontier Communications Corp., 8.25%, 4/15/17	USD	290	306,675
ITC Deltacom, Inc., 10.50%, 4/01/16		500	492,500
Qwest Communications International, Inc., 8.00%, 10/01/15 (b)		300	322,500
Qwest Corp., 8.38%, 5/01/16		240	279,600

			1,401,275

Energy Equipment & Services — 0.5%
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)		750	701,250

Food & Staples Retailing — 0.3%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)		250	245,000
Rite Aid Corp., 8.00%, 8/15/20 (b)		140	139,125

			384,125

Food Products — 0.7%
B&G Foods, Inc., 7.63%, 1/15/18		300	308,625
Bumble Bee Foods LLC, 7.75%, 12/15/15 (b)		240	253,800
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		390	435,337

			997,762

Health Care Equipment & Supplies — 0.5%
DJO Finance LLC, 10.88%, 11/15/14		685	733,806

Health Care Providers & Services — 0.9%
American Renal Holdings, 8.38%, 5/15/18 (b)		75	75,000
HCA, Inc., 7.25%, 9/15/20		255	266,475
Tenet Healthcare Corp.:
9.00%, 5/01/15		95	101,175
8.88%, 7/01/19		690	746,062

			1,188,712

Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (b)		980	1,135,575

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Hotels, Restaurants & Leisure — 1.1%
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14 (a)(b)(g)	USD	1,565	$528,188
MGM Resorts International, 10.38%, 5/15/14		260	283,400
Travelport LLC, 5.16%, 9/01/14 (c)		815	755,912

			1,567,500

Independent Power Producers & Energy Traders — 2.5%
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		1,215	1,275,750
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)		500	481,501
NRG Energy, Inc., 7.25%, 2/01/14		1,660	1,693,200

			3,450,451

Industrial Conglomerates — 0.5%
Sequa Corp., 13.50%, 12/01/15 (b)(f)		679	705,814

Media — 2.6%
Affinion Group, Inc., 10.13%, 10/15/13		555	568,875
CSC Holdings, Inc., 8.50%, 4/15/14		230	251,275
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		212	219,950
Series B, 9.25%, 12/15/17		847	888,291
DISH DBS Corp., 7.00%, 10/01/13		525	546,656
Seat Pagine Gialle SpA, 10.50%, 1/31/17 (b)	EUR	60	70,713
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)	USD	135	128,925
UPC Germany GmbH, 8.13%, 12/01/17 (b)		1,000	1,027,500

			3,702,185

Metals & Mining — 0.4%
FMG Finance Property Ltd., 4.30%, 9/01/11 (b)(c)		180	180,225
Ryerson, Inc., 7.84%, 11/01/14 (c)		450	417,375

			597,600

Multiline Retail — 0.2%
Dollar General Corp., 11.88%, 7/15/17 (f)		235	270,250

Oil, Gas & Consumable Fuels — 0.6%
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		160	164,400
OPTI Canada, Inc., 9.00%, 12/15/12 (b)		665	666,663

			831,063

Paper & Forest Products — 0.1%
Verso Paper Holdings LLC, Series B, 4.22%, 8/01/14 (c)		180	147,600

Pharmaceuticals — 0.9%
Angiotech Pharmaceuticals, Inc., 4.29%, 12/01/13 (c)		300	242,250
Elan Finance Plc, 4.38%, 11/15/11 (c)		950	948,812

			1,191,062

Textiles, Apparel & Luxury Goods — 0.1%
Phillips-Van Heusen Corp., 7.38%, 5/15/20		195	200,850

Wireless Telecommunication Services — 1.8%
Cricket Communications, Inc., 7.75%, 5/15/16		825	851,812
Digicel Group Ltd. (b):
9.13%, 1/15/15 (f)		399	400,995
8.25%, 9/01/17		100	103,875
iPCS, Inc., 2.59%, 5/01/13 (c)		500	467,500
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		425	423,938
Sprint Capital Corp., 8.38%, 3/15/12		200	211,500

			2,459,620

Total Corporate Bonds — 27.0%			37,768,998

Floating Rate Loan Interests (c)		Par (000)	Value

Aerospace & Defense — 1.6%
DynCorp International, Term Loan, 6.25%, 7/07/16	USD	575	$570,544
Hawker Beechcraft Acquisition Co., LLC:
Letter of Credit Linked Deposit, 0.43%, 3/26/14		45	35,596
Term Loan, 2.26%, 3/26/14		736	586,523
TASC, Inc.:
Tranche A Term Loan, 5.50%, 12/18/14		323	323,269
Tranche B Term Loan, 5.75%, 12/18/15		657	658,342

			2,174,274

Auto Components — 3.0%
Affinion Group Holdings, Inc., Term Loan, 8.51%, 3/01/12 (f)		341	327,741
Affinion Group, Inc., Tranche B Term Loan, 5.00%, 10/09/16		748	719,756
Allison Transmission, Inc., Term Loan, 3.04%, 8/07/14		2,643	2,435,781
Dana Holding Corp., Term Advance, 4.52% – 6.50%, 1/30/15		475	466,419
Exide Global Holdings Netherlands C.V., European Borrower, Term Loan, 3.94%, 5/15/12	EUR	170	199,538
GPX International Tire Corp. (a)(g):
Tranche B Term Loan, 10.25%, 3/30/12		549	—
PIK fee 12.00%, 4/11/12	USD	9	—

			4,149,235

Automobiles — 1.2%
Ford Motor Co.:
Tranche B-1 Term Loan, 3.03%, 12/15/13		1,626	1,563,953
Tranche B-2 Term Loan, 3.03%, 12/15/13		146	139,915

			1,703,868

Beverages — 1.0%
SW Acquisitions Co., Inc., Term Loan, 5.75%, 6/01/16		1,368	1,369,720

Building Products — 1.8%
Building Materials Corp. of America, Term Loan Advance, 3.06%, 2/22/14		470	461,329
Goodman Global, Inc., Term Loan, 6.25%, 2/13/14		1,432	1,436,894
Momentive Performance Materials (Blitz 06-103 GmbH), Tranche B-2 Term Loan, 2.88%, 12/04/13	EUR	345	400,768
PGT Industries, Inc., Tranche A-2 Term Loan, 7.25%, 2/14/12	USD	226	209,183

			2,508,174

Capital Markets — 0.3%
Nuveen Investments, Inc., Term Loan (First Lien), 3.48% – 3.53%, 11/13/14		525	463,477

Chemicals — 5.2%
CF Industries, Inc., Term Loan B-1, 4.50%, 4/05/15		487	489,310
Chemtura Corp.:
Debtor in Possession Term Facility, 6.00%, 2/11/11		800	798,000
Exit Term Loan, 5.50%, 8/16/16		800	803,334
Gentek Holding, LLC, Tranche B Term Loan, 7.00%, 10/29/14		453	452,596
Huish Detergents, Inc., Tranche B Term Loan, 2.02%, 4/26/14		331	312,553
Lyondell Chemical Co., Exit Term Loan, 5.50%, 4/08/16		335	337,326
MacDermid, Inc., Tranche C Term Loan, 2.27%, 4/12/14	EUR	285	328,609
Nalco Co., Term Loan, 6.50%, 5/13/16	USD	1,262	1,266,457
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Loan (First Lien), 3.52% – 3.73%, 7/30/14		1,304	1,191,937
Rockwood Specialties Group, Inc., Term Loan H, 6.00%, 5/15/14		678	678,089

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	35

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value

Chemicals (concluded)
Solutia, Inc., Term Loan, 4.75%, 3/17/17	USD	647	$646,907

			7,305,118

Commercial Banks — 0.9%
CIT Group, Inc., Term Loan, 6.25%, 1/20/12		1,325	1,320,681

Commercial Services & Supplies — 6.4%
ARAMARK Corp.:
Letter of Credit-1 Facility, 0.11%, 1/26/14		18	16,881
Letter of Credit-2 Facility, 0.11%, 7/26/16		29	27,635
U.S. Term Loan, 2.41%, 1/26/14		247	233,436
U.S. Term Loan B, 3.78%, 7/26/16		433	420,209
AWAS Finance Luxembourg Sarl, Term Loan, 7.75%, 6/10/16		675	678,937
Adesa, Inc. (KAR Holdings, Inc.), Initial Term Loan, 3.02%, 10/21/13		407	391,331
Advanced Disposal Services, Inc., Term Loan B, 6.00%, 1/14/15		498	497,500
Altegrity, Inc., Incremental Term Loan, 7.75%, 2/21/15		1,000	996,250
Casella Waste Systems, Inc., Term Loan B, 7.00%, 4/09/14		495	497,475
Diversey, Inc. (FKA Johnson Diversey, Inc.), Tranche B Dollar Term Loan, 5.50%, 11/24/15		498	496,256
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		600	603,250
International Lease Finance Corp., Term Loan 1, 6.75%, 3/17/15		1,150	1,159,105
Protection One, Inc., Term Loan, 6.00%, 6/04/16		870	860,213
Quad Graphics, Term Loan, 5.50%, 4/20/16		300	286,200
Synagro Technologies, Inc., Term Loan (First Lien), 2.27% – 2.28%, 4/02/14		970	819,650
West Corp., Incremental Term Loan B-3, 7.25%, 10/24/13		1,011	1,008,119

			8,992,447

Communications Equipment — 0.1%
Sorenson Communications, Tranche C Term Loan, 6.00%, 8/16/13		134	119,799

Construction & Engineering — 0.7%
Acquilex Holdings, LLC, Term Loan B, 5.50%, 4/01/16		100	99,334
Safway Services, LLC, First Out Tranche Loan, 9.00%, 12/18/17		900	900,000

			999,334

Construction Materials — 0.3%
Fairmount Minerals Ltd., Term Loan B, 6.25%, 8/05/16		475	475,198

Consumer Finance — 2.6%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15		2,025	2,000,953
DaimlerChrysler Financial Services Americas LLC, Term Loan (Second Lien), 6.78%, 8/05/13		1,687	1,681,510

			3,682,463

Containers & Packaging — 0.8%
Anchor Glass Container Corp., Term Loan (First Lien), 6.00%, 3/02/16		325	321,913
BWAY Holding Co., Term Loan, 5.50% – 6.00%, 6/16/17		128	127,840
Berry Plastics Holding Corp., Term Loan C, 2.32% – 2.38%, 4/03/15		366	333,444
Graham Packaging Co., LP, Term Loan C, 6.75%, 4/05/14		274	275,460
ICL Industrial Containers ULC/ICL Contenants Industriels ULC (FKA BWAY Corp.), Term Loan C, 5.50% – 6.00%, 6/16/17		12	11,993

			1,070,650

Floating Rate Loan Interests (c)	Par (000)		Value

Diversified Consumer Services — 3.1%
Coinmach Service Corp., Term Loan, 3.35%, 11/14/14	USD	1,466	$1,278,313
Laureate Education, Series A New Term Loan, 7.00%, 8/15/14		2,059	2,024,942
ServiceMaster Co.:
Closing Date Loan, 2.77% – 3.04%, 7/24/14		964	886,036
Delayed Draw Term Loan, 6.25% – 2.77%, 7/24/14		96	88,236

			4,277,527

Diversified Financial Services — 2.0%
MSCI, Inc., Term Loan, 4.75%, 6/01/16		923	925,379
Reynolds Group Holdings, Inc.:
Incremental US Term Loan, 6.25%, 5/05/16		600	595,750
US Term Loan, 6.25%, 5/05/16		596	592,498
Whitelabel IV SA:
Term Loan B-1, 5.00%, 8/11/17		188	236,279
Term Loan B-2, 5.00%, 8/11/17		312	391,010

			2,740,916

Diversified Telecommunication Services — 2.6%
Cincinnati Bell Inc., Tranche B Term Loan, 6.50%, 6/11/17		723	717,764
Integra Telecom Holdings, Inc., Term Loan, 9.25%, 4/15/15		800	798,000
Level 3 Communications, Incremental Term Loan, 2.53% – 2.78%, 3/13/14		1,650	1,478,039
Wind Finance SL SA, Euro Facility (Second Lien), 7.89%, 12/17/14	EUR	525	663,955

			3,657,758

Electric Utilities — 1.1%
New Development Holdings, LLC, Term Loan, 7.00%, 7/03/17	USD	1,500	1,515,000

Electrical Equipment — 0.5%
Baldor Electric Co., Term Loan, 5.25% – 5.50%, 1/31/14		640	639,625

Electronic Equipment, Instruments & Components — 1.4%
CDW LLC (FKA CDW Corp.), Term Loan B, 4.28%, 10/10/14		677	606,494
Flextronics International Ltd.:
Closing Date Loan B, 2.56%, 10/01/12		558	537,039
Delayed Draw Term Loan A-2, 2.51%, 10/01/14		21	19,419
Delayed Draw Term Loan A-3, 2.56%, 10/01/14		24	22,656
Styron Sarl, Term Loan B, 7.50%, 6/17/16		800	806,248

			1,991,856

Energy Equipment & Services — 0.5%
MEG Energy Corp., Tranche D Term Loan, 6.00%, 4/03/16		744	742,587

Food & Staples Retailing — 2.9%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots), Facility B1, 3.55%, 7/09/15	GBP	675	963,006
Bolthouse Farms, Inc., Term Loan (First Lien), 5.50%, 2/11/16	USD	599	595,202
DS Waters of America, Inc., Term Loan, 2.51%, 10/29/12		456	435,918
Pierre Foods, Term Loan, 7.00%, 3/03/16		585	583,294
Pilot Travel Centers, LLC, Initial Tranche B Term Loan, 5.25%, 6/30/16		1,294	1,295,691
Rite Aid Corp., Term Loan B, 6.00%, 7/09/14		250	241,500

			4,114,611

Food Products — 2.6%
CII Investment, LLC (FKA Cloverhill):
Term Loan A, 8.50%, 10/14/14		445	444,771
Term Loan B, 8.50%, 10/14/14		541	540,943
Dole Food Co., Inc., Tranche B-1 Term Loan,
5.00% – 5.50%, 3/02/17		207	207,640

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value

Food Products (concluded)
Michael Foods Group, Inc. (FKA M-Foods Holdings, Inc.), Term Loan B, 6.25%, 6/29/16	USD	500	$500,357
Pilgrim’s Pride Corp., Term Loan A, 5.53%, 12/01/12		640	633,600
Pinnacle Foods Finance LLC, Tranche D Term Loan, 6.00%, 4/02/14		838	839,048
Solvest, Ltd. (Dole), Tranche C-1 Term Loan, 5.00% – 5.50%, 3/02/17		522	522,815

			3,689,174

Health Care Equipment & Supplies — 1.0%
Biomet, Inc., Dollar Term Loan, 3.26% – 3.54%, 3/25/15		425	410,687
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC), Term Loan, 3.26%, 5/20/14		439	416,558
Fresenius AG:
Tranche C-1 Dollar Term Loan, 4.50%, 9/10/14		343	343,171
Tranche C-2 Term Loan, 4.50%, 9/10/14		183	183,340

			1,353,756

Health Care Providers & Services — 5.7%
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.55%, 7/25/14		89	83,541
Term Loan Facility, 2.55%, 7/25/14		1,668	1,572,484
DaVita, Inc., Tranche B-1 Term Loan, 1.77% – 2.04%, 10/05/12		175	172,301
Gentiva Health Services, Inc., Term Loan B, 6.75%, 8/12/16		600	592,125
HCA, Inc.:
Tranche A-1 Term Loan, 2.03%, 11/16/12		976	938,607
Tranche B-1 Term Loan, 2.78%, 11/18/13		311	298,895
Tranche B-2 Term Loan, 3.78%, 3/31/17		553	535,175
Harden Healthcare LLC:
Add-on Term Loan, 7.75%, 3/02/15		700	686,000
Tranche A Term Loan, 8.50%, 2/22/15		396	388,436
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 7/31/16		1,200	1,197,750
Renal Advantage Holdings, Inc., Tranche B Term Loan, 6.00%, 6/03/16		600	600,000
Vanguard Health Holding Co. II, LLC (Vanguard Health Systems, Inc.), Initial Term Loan, 5.00%, 1/29/16		893	882,066

			7,947,380

Health Care Technology — 0.7%
IMS Health, Inc., Tranche B Dollar Term Loan, 5.25%, 2/26/16		977	979,144

Hotels, Restaurants & Leisure — 4.7%
Harrah’s Operating Co., Inc.:
Term Loan B-1, 3.50%, 1/28/15		128	109,662
Term Loan B-3, 3.50% – 3.53%, 1/28/15		1,876	1,603,075
Penn National Gaming, Inc., Term Loan B, 2.01% – 2.24%, 10/03/12		450	438,916
Six Flags Theme Parks, Inc., Tranche B Term Loan (First Lien), 6.00%, 6/30/16		943	932,437
Travelport LLC (FKA Travelport, Inc.):
Delayed Draw Term Loan, 2.76%, 8/23/13		250	237,198
Original Post-First Amendment and Restatement Synthetic Letter of Credit Loan, 3.03%, 8/23/13		24	22,493
Tranche B Dollar Term Loan, 2.76%, 8/23/13		131	123,870
Universal City Development Partners Ltd.:
Term Loan, 7.75%, 11/06/14		746	749,981
Term Loan B, 5.50%, 11/16/14		769	769,967
VML US Finance LLC (FKA Venetian Macau), Term B:
Delayed Draw Project Loan, 5.04%, 5/25/12		534	524,738
Funded Project Loan, 5.04%, 5/27/13		1,036	1,017,964

			6,530,301

Floating Rate Loan Interests (c)	Par (000)		Value

IT Services — 4.5%
Audio Visual Services Group, Inc., Tranche B Term Loan (First Lien), 2.79%, 2/28/14 (f)	USD	495	$366,234
Ceridian Corp., US Term Loan, 3.26%, 11/09/14		1,046	930,608
EVERTEC, Inc., Term Loan B, 7.00%, 8/20/16		400	391,000
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14		311	265,695
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		1,501	1,279,939
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		480	409,222
SunGard Data Systems, Inc. (Solar Capital Corp.), Incremental Term Loan, 6.75%, 2/28/14		1,110	1,108,367
TransUnion LLC, Term Loan, 6.75%, 6/15/17		1,500	1,513,594

			6,264,659

Independent Power Producers & Energy Traders — 1.0%
Dynegy Holdings, Inc.:
Term Letter of Credit Facility, 4.02%, 4/02/13		242	238,039
Tranche B Term Loan, 4.02%, 4/02/13		19	19,064
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.79% – 4.03%, 10/10/14		819	620,561
Initial Tranche B-3 Term Loan, 3.79% – 4.03%, 10/10/14		614	463,155

			1,340,819

Industrial Conglomerates — 1.4%
Sequa Corp., Term Loan, 3.79%, 12/03/14		2,122	1,952,134

Insurance — 0.5%
Alliant Holdings I, Inc., Term Loan, 3.53%, 8/21/14		810	769,589

Internet & Catalog Retail — 0.3%
FTD Group, Inc., Tranche B Term Loan, 6.75%, 8/26/14		382	382,115

Machinery — 0.3%
Oshkosh Truck Corp., Term Loan B, 6.44% – 6.54%, 12/06/13		487	489,796

Marine — 0.2%
Horizon Lines, LLC:
Revolving Loan, 3.52% – 3.55%, 8/08/12		195	166,986
Term Loan, 3.79%, 8/08/12		148	134,762

			301,748

Media — 16.0%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,755	1,749,201
Cequel Communications, LLC, New Term Loan, 2.30%, 11/05/13		530	509,095
Charter Communications Operating, LLC:
New Term Loan, 2.26%, 3/06/14		259	245,270
Term Loan B-1, 7.25%, 3/06/14		524	535,252
Term Loan C, 3.79%, 9/06/16		2,827	2,703,933
Clarke American Corp., Term Loan B, 2.76%, 6/30/14		723	622,942
FoxCo Acquisition Sub, LLC, Term Loan, 7.50%, 7/14/15		414	398,168
HMH Publishing Co., Ltd., Tranche A Term Loan, 5.79%, 6/12/14 (f)		1,008	917,024
Hanley-Wood, LLC, Term Loan, 2.56% – 2.63%, 3/10/14		975	421,688
Intelsat Corp. (FKA PanAmSat Corp.):
Tranche B-2-A Term Loan, 3.03%, 1/03/14		165	156,337
Tranche B-2-B Term Loan, 3.03%, 1/03/14		165	156,289
Tranche B-2-C Term Loan, 3.03%, 1/03/14		165	156,289

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	37

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value

Media (concluded)
Intelsat Subsidiary Holding Co. Ltd., Term Loan B, 3.03%, 7/03/13	USD	728	$694,367
Interactive Data Corp., Term Loan, 6.75%, 1/29/17		700	704,083
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG), Facility B1, 3.52%, 6/30/15	EUR	337	322,477
MCNA Cable Holdings LLC (OneLink Communications), Loan, 6.89%, 3/01/13 (f)	USD	586	497,921
Mediacom Illinois, LLC (FKA Mediacom Communications, LLC):
Term Loan, 4.50%, 10/23/17		1,000	943,733
Tranche D Term Loan, 5.50%, 3/31/17		496	486,164
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		1,325	1,406,156
Nielsen Finance LLC:
Class A, Dollar Term Loan, 2.29%, 8/09/13		13	12,557
Class B, Dollar Term Loan, 4.04%, 5/01/16		1,354	1,308,709
Class C, Dollar Term Loan, 4.04%, 5/28/16		352	337,668
Penton Media, Inc., Term Loan (First Lien), 5.00%, 8/01/14 (f)		486	335,005
Regal Cinemas Corp., Term Loan, 4.03%, 11/19/16		324	320,135
Sinclair Television Group, Inc., New Tranche B Loan, 5.50% – 6.25%, 10/29/15		614	614,148
Springer Science+Business Media SA, Facility A1, 6.75%, 7/01/16	EUR	1,000	1,253,522
Sunshine Acquisition Ltd. (FKA HIT Entertainment), Term Facility, 5.68%, 6/01/12	USD	522	487,136
TWCC Holdings Corp., Replacement Term Loan, 5.00%, 9/14/15		1,061	1,059,830
UPC Financing Partnership, Facility U, 4.64%, 12/31/17	EUR	1,050	1,235,167
Virgin Media Investment Holdings, Ltd., B Facility, 4.77%, 12/31/15	GBP	750	1,115,016
Yell Group Plc Facility A3-Yell Finance (UK) Limited, 2.60, 4/30/14	USD	703	678,516

			22,383,798

Multi-Utilities — 0.2%
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.):
Synthetic Letter of Credit, 0.41%, 11/01/13		4	3,493
Term B Advance (First Lien), 3.06%, 11/01/13		224	207,769

			211,262

Multiline Retail — 1.4%
Dollar General Corp., Tranche B-2 Term Loan, 3.01% – 3.03%, 7/07/14		960	924,512
Hema Holding BV:
Facility B, 2.65%, 7/06/15		209	250,764
Facility C, 3.40%, 7/05/16		209	250,764
The Neiman Marcus Group, Inc., Term Loan, 2.30%, 4/06/13		540	511,563

			1,937,603

Oil, Gas & Consumable Fuels — 1.0%
Big West Oil, LLC, Term Loan, 12.00%, 7/23/15		500	506,041
Tronox Worldwide LLC:
Tranche B-1 Term Loan, 11.25%, 9/20/10		709	715,176
Tranche B-2 Term Loan, 11.25%, 9/20/10		191	192,137

			1,413,354

Paper & Forest Products — 1.2%
Georgia-Pacific LLC, Term Loan B, 2.30% – 2.53%, 12/23/12		847	834,628
Verso Paper Finance Holdings LLC, PIK Loan, 6.69% – 7.44%, 2/01/13 (f)		1,327	796,357

			1,630,985

Floating Rate Loan Interests (c)	Par (000)		Value

Personal Products — 0.0%
American Safety Razor Co., LLC, Term Loan (First Lien), 8.75%, 7/31/13 (f)	USD	54	$49,564

Pharmaceuticals — 1.0%
Warner Chilcott Co., LLC, Term Loan A, 6.00%, 10/30/14		398	397,019
Warner Chilcott Corp.:
Additional Term Loan, 6.25%, 4/30/15		217	216,970
Term Loan B-1, 6.25%, 4/30/15		163	162,700
Term Loan B-2, 6.25%, 4/30/15		273	272,549
Term Loan B-3, 6.50%, 2/20/16		272	272,727
Term Loan B-4, 6.50%, 2/20/16		88	88,493

			1,410,458

Professional Services — 0.9%
Booz Allen Hamilton, Inc., Tranche C Term Loan, 6.00%, 7/31/15		1,244	1,243,439

Real Estate Management & Development — 1.9%
Mattamy Funding Partnership, Term Loan, 2.56%, 4/11/13		229	211,049
Realogy Corp.:
Delayed Draw Term Loan B, 3.30% – 3.53%, 10/10/13		1,393	1,202,268
Initial Term Loan B, 3.30%, 10/10/13		1,213	1,047,033
Synthetic Letter of Credit, 0.11%, 10/10/13		208	179,487

			2,639,837

Semiconductors & Semiconductor Equipment — 0.2%
Freescale Semiconductor, Inc., Extended Maturity Term Loan, 4.56%, 12/01/16		300	268,266

Software — 0.8%
Telcordia Technologies, Inc., Term Loan, 6.75%, 4/30/16		698	697,669
Vertafore, Inc., Term Loan B, 6.75%, 7/28/16		355	352,781

			1,050,450

Specialty Retail — 1.7%
Bass Pro Group LLC, Term Loan, 5.00% – 5.75%, 4/10/15		180	179,492
Burlington Coat Factory Warehouse Corp., Term Loan, 2.54% – 2.66%, 5/28/13		220	208,395
Matalan, Term Loan, 5.57%, 3/24/16	GBP	300	455,723
Michaels Stores, Inc., Term Loan B-1:
2.63% – 2.81%, 10/31/13	USD	523	493,755
4.88% – 5.06%, 7/31/16		277	266,804
Toys ‘R’ Us, Inc., Term Loan B, 6.00%, 8/17/16		800	797,995

			2,402,164

Textiles, Apparel & Luxury Goods — 0.8%
Hanesbrands, Inc., New Term Loan, 5.25%, 12/10/15		368	371,091
Phillips Van Heusen Corp., Tranche B Loan, 4.75%, 5/06/16		776	780,264

			1,151,355

Wireless Telecommunication Services — 3.0%
Digicel International Finance Ltd., U.S. Term Loan (Non-Rollover), 3.06%, 3/30/12		2,340	2,284,435
MetroPCS Wireless, Inc.:
Tranche B-1 Term Loan, 2.56%, 11/03/13		84	81,163
Tranche B-2 Term Loan B, 3.81%, 11/03/16		910	892,574
Vodafone Group Americas Finance 2 Inc., Initial Loan, 6.88%, 7/30/15		1,000	1,000,000

			4,258,172

Total Floating Rate Loan Interests — 93.0%			130,065,640

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Other Interests (h)	Beneficial Interest (000)			Value

Auto Components — 1.1%
Delphi Debtor-in-Possession Holding Co. LLP Class B Membership Interests	USD	—	(i)	$1,558,950

Diversified Financial Services — 0.2%
J.G. Wentworth LLC Preferred Equity Interest (j)		—	(i)	299,336

Total Other Interests — 1.3%				1,858,286

Warrants (k)	Shares

HMH Holdings/EduMedia (Expires 3/09/17)		5,330		—

Total Warrants — 0.0%				—

Total Long-Term Investments (Cost — $176,704,266) — 121.7%				170,165,651

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.25% (l)(m)		1,227,551		1,227,551

Total Short-Term Securities (Cost — $1,227,551) — 0.9%				1,227,551

Options Purchased	Contracts

Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, expires 12/21/19, Broker Goldman Sachs Bank USA		11		—

Total Options Purchased (Cost — $10,756) — 0.0%				—

Total Investments (Cost — $177,942,573*) — 122.6%				171,393,202
Liabilities in Excess of Other Assets — (22.6)%				(31,552,737)

Net Assets — 100.0%				$139,840,465

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$178,037,546

Gross unrealized appreciation	$3,393,067
Gross unrealized depreciation	(10,037,411)

Net unrealized depreciation	$(6,644,344)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Convertible security.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(i)	Amount is less than $1,000.

(j)	The investment is held by a wholly owned taxable subsidiary of the Fund.

(k)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(l)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at February 28, 2010	Net Activity	Shares Held at August 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	1,797,812	(570,261)	1,227,551	$2,472

(m)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of August 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	211,852	EUR	160,000	Citibank NA	9/15/10	$9,096
USD	6,736,299	EUR	5,347,500	Deutsche Bank AG	9/15/10	(40,177)
EUR	619,200	USD	789,751	Citibank NA	9/15/10	(5,086)
USD	2,855,495	GBP	1,852,500	Royal Bank of	10/20/10	15,399
				Scotland

Total						$(20,768)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	39

Schedule of Investments (concluded)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

The following tables summarize the inputs used as of August 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks	$230,543	—	$242,184	$472,727
Corporate Bonds	—	$36,771,757	997,241	37,768,998
Floating Rate Loan Interests	—	107,309,721	22,755,919	130,065,640
Other Interests	—	1,558,950	299,336	1,858,286
Short-Term Securities	1,227,551	—	—	1,227,551
Liabilities:
Unfunded Loan Commitments	—	—	(50,937)	(50,937)

Total	$1,458,094	$145,640,428	$24,243,743	$171,342,265

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency exchange contracts	—	$24,495	—	$24,495
Liabilities:
Foreign currency exchange contracts	—	(45,263)	—	(45,263)

Total	—	$(20,768)	—	$(20,768)

[1]	Derivative financial instruments are foreign currency exchange contracts. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Unfunded Loan Commitments	Total

Assets/Liabilities:
Balance as of August 31, 2009	$30,435	$1,016,670	$18,711,638	$1,622,470	$(34,025)	$21,347,188
Accrued discounts/premiums	—	24,219	64,432	—	—	88,651
Net realized gain (loss)	—	5	(954,756)	—	—	(954,751)
Net change in unrealized appreciation/depreciation[2]	3,159	(48,878)	1,737,603	(63,520)	(16,912)	1,611,452
Purchases	—	4,776	7,083,084	—	—	7,087,860
Sales	—	449	(15,639,731)	—	—	(15,639,282)
Transfers in3	238,055	—	14,824,999	299,336	—	15,362,390
Transfers out[3]	(29,465)	—	(3,071,350)	(1,558,950)	—	(4,659,765)

Balance, as of August 31, 2010	$242,184	$997,241	$22,755,919	$299,336	$(50,937)	$24,243,743

[2]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on the securities still held on August 31, 2010 was $231,584.

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments August 31, 2010 (Unaudited)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Common Stocks (a)	Shares	Value

Building Products — 0.2%
Masonite Worldwide Holdings	12,832	$487,616

Capital Markets — 0.2%
E*Trade Financial Corp.	27,100	336,311

Chemicals — 0.0%
GEO Specialty Chemicals, Inc.	142,466	54,693
Wellman Holdings, Inc.	5,131	256

		54,949

Construction Materials — 0.0%
Nortek, Inc.	2,570	106,655

Containers & Packaging — 0.1%
Smurfit Kappa Plc	18,171	158,888

Metals & Mining — 0.1%
Euramax International	935	308,517

Paper & Forest Products — 0.8%
Ainsworth Lumber Co. Ltd.	346,134	811,493
Ainsworth Lumber Co. Ltd. (b)	421,556	988,315

		1,799,808

Software — 0.2%
HMH Holdings/EduMedia	76,829	384,143

Total Common Stocks — 1.6%		3,636,887

Corporate Bonds	Par (000)

Aerospace & Defense — 1.2%
Bombardier, Inc., 7.75%, 3/15/20 (b)	$900	967,500
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17	600	619,500
TransDigm, Inc., 7.75%, 7/15/14	1,100	1,133,000

		2,720,000

Airlines — 0.8%
Air Canada, 9.25%, 8/01/15 (b)	700	686,000
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16	475	498,875
United Air Lines, Inc., 12.75%, 7/15/12	595	663,113

		1,847,988

Auto Components — 1.3%
Icahn Enterprises LP:
7.75%, 1/15/16	160	158,800
8.00%, 1/15/18	2,690	2,676,550
Venture Holdings Co. LLC (a)(c)(d):
12.00%, 6/01/09	700	—
Series B, 9.50%, 7/01/05	3,325	333

		2,835,683

Biotechnology — 0.1%
QHP Pharma, 10.25%, 35 (b)	262	267,262

Building Products — 2.8%
Building Materials Corp. of America, 7.00%, 2/15/20 (b)	675	671,625
CPG International I, Inc.:
7.50%, 7/01/12 (e)	3,500	3,381,875
10.50%, 7/01/13	1,500	1,498,125
Ply Gem Industries, Inc., 11.75%, 6/15/13	725	746,750

		6,298,375

Corporate Bonds	Par (000)	Value

Chemicals — 3.0%
American Pacific Corp., 9.00%, 2/01/15	$610	$603,138
CF Industries, Inc., 6.88%, 5/01/18	770	810,425
GEO Specialty Chemicals, Inc. (b):
7.50%, 3/31/15 (f)(g)	1,869	1,214,605
10.00%, 3/31/15	1,839	1,195,168
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)	240	253,200
Wellman Holdings, Inc., Subordinate Note (g):
(Second Lien), 10.00%, 1/29/19 (b)	2,383	2,073,210
(Third Lien), 5.00%, 1/29/19 (f)	1,680	655,335

		6,805,081

Commercial Banks — 2.0%
CIT Group, Inc., 7.00%, 5/01/17	4,845	4,555,812

Commercial Services & Supplies — 1.0%
ACCO Brands Corp., 10.63%, 3/15/15	365	401,500
Clean Harbors, Inc., 7.63%, 8/15/16	700	717,500
The Geo Group, Inc., 7.75%, 10/15/17 (b)	450	463,500
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)	550	599,500

		2,182,000

Construction Materials — 1.2%
Nortek, Inc., 11.00%, 12/01/13	2,581	2,720,173

Consumer Finance — 1.4%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)	300	310,875
Ford Motor Credit Co. LLC:
3.28%, 1/13/12 (e)	1,340	1,313,200
6.63%, 8/15/17	400	406,549
Inmarsat Finance Plc, 7.38%, 12/01/17 (b)	1,150	1,178,750

		3,209,374

Containers & Packaging — 2.3%
Ball Corp., 6.75%, 9/15/20	325	342,062
Berry Plastics Corp., 8.25%, 11/15/15	1,100	1,102,750
Clondalkin Acquisition BV, 2.54%, 12/15/13 (b)(e)	2,000	1,745,000
Crown Americas LLC, 7.63%, 5/15/17 (b)	400	427,000
Graphic Packaging International, Inc., 9.50%, 6/15/17	555	591,075
Smurfit Kappa Funding Plc, 7.75%, 4/01/15	1,050	1,050,000

		5,257,887

Diversified Financial Services — 4.1%
Ally Financial, Inc. (b):
8.30%, 2/12/15	4,700	4,888,000
7.50%, 9/15/20	1,650	1,633,500
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16	370	370,463
Highland Legacy Ltd., 6.72%, 6/01/11 (b)(e)	3,081	1,417,351
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)	955	962,162

		9,271,476

Diversified Telecommunication Services — 2.8%
Frontier Communications Corp., 8.25%, 4/15/17	1,460	1,543,950
ITC Deltacom, Inc., 10.50%, 4/01/16	900	886,500
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (b)	180	189,000
Qwest Corp., 8.38%, 5/01/16	3,000	3,495,000
tw telecom holdings, Inc., 8.00%, 3/01/18	230	239,200

		6,353,650

Energy Equipment & Services — 0.8%
Compagnie Générale de Géophysique-Veritas, 7.50%, 5/15/15	965	955,350
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)	1,000	935,000

		1,890,350

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	41

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Food & Staples Retailing — 0.4%
Rite Aid Corp., 9.75%, 6/12/16	$825	$876,562

Food Products — 0.7%
B&G Foods, Inc., 7.63%, 1/15/18	500	514,375
Bumble Bee Foods LLC, 7.75%, 12/15/15 (b)	380	401,850
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)	630	703,237

		1,619,462

Health Care Equipment & Supplies — 0.7%
DJO Finance LLC, 10.88%, 11/15/14	710	760,587
Hologic, Inc., 2.00%, 12/15/37 (g)(h)	830	750,113

		1,510,700

Health Care Providers & Services — 1.8%
American Renal Holdings, 8.38%, 5/15/18 (b)	245	245,000
HCA, Inc., 8.50%, 4/15/19	210	230,213
inVentiv Health, Inc., 10.00%, 8/15/18 (b)	210	205,275
Tenet Healthcare Corp.:
10.00%, 5/01/18	850	956,250
8.88%, 7/01/19	2,230	2,411,187

		4,047,925

Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (b)	1,580	1,830,825

Hotels, Restaurants & Leisure — 1.2%
Diamond Resorts Corp., 12.00%, 8/15/18 (b)	540	510,300
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14 (a)(b)(c)	1,210	408,375
MGM Mirage, 13.00%, 11/15/13	80	92,400
MGM Resorts International:
10.38%, 5/15/14	720	784,800
11.13%, 11/15/17	750	838,125
Marina District Finance Co., Inc., 9.88%, 8/15/18 (b)	160	159,600
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(c)	220	161

		2,793,761

Household Durables — 0.9%
Beazer Homes USA, Inc., 12.00%, 10/15/17	1,000	1,126,250
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16	900	873,000

		1,999,250

Independent Power Producers & Energy Traders — 2.7%
The AES Corp., 8.75%, 5/15/13 (b)	139	141,259
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)	1,600	1,680,000
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)	1,065	1,025,598
NRG Energy, Inc.:
7.25%, 2/01/14	2,020	2,060,400
7.38%, 2/01/16	375	377,812
7.38%, 1/15/17	365	367,738
8.50%, 6/15/19	500	513,750

		6,166,557

Industrial Conglomerates — 1.5%
Sequa Corp. (b):
11.75%, 12/01/15	1,430	1,472,900
13.50%, 12/01/15 (f)	1,930	2,007,176

		3,480,076

Machinery — 1.7%
ESCO Corp., 4.41%, 12/15/13 (b)(e)	1,540	1,401,400
Navistar International Corp., 8.25%, 11/01/21	1,500	1,571,250
Titan International, Inc., 8.00%, 1/15/12	770	800,800

		3,773,450

Corporate Bonds	Par (000)	Value

Media — 6.5%
Affinion Group, Inc., 10.13%, 10/15/13	$1,455	$1,491,375
CCO Holdings LLC, 7.88%, 4/30/18 (b)	1,075	1,112,625
CSC Holdings, Inc., 8.50%, 4/15/14	390	426,075
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17	340	352,750
Series B, 9.25%, 12/15/17	2,757	2,891,404
DISH DBS Corp.:
7.00%, 10/01/13	850	885,062
6.63%, 10/01/14	750	766,875
Gannett Co., Inc.:
10.00%, 4/01/16	205	229,100
9.38%, 11/15/17 (b)	530	580,350
Interactive Data Corp., 10.25%, 8/01/18 (b)	900	933,750
McClatchy Co., 11.50%, 2/15/17 (b)	745	769,213
Nielsen Finance LLC, 11.63%, 2/01/14	1,000	1,121,250
Regal Entertainment Group, 9.13%, 8/15/18	290	297,250
UPC Germany GmbH, 8.13%, 12/01/17 (b)	1,500	1,541,250
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	1,250	1,300,000

		14,698,329

Metals & Mining — 0.9%
Aleris International, Inc., 9.00%, 12/15/14 (a)(c)	840	1,680
Murray Energy Corp., 10.25%, 10/15/15 (b)	260	265,850
RathGibson, Inc., 11.25%, 2/15/14 (a)(c)	2,175	23,381
Ryerson, Inc., 7.84%, 11/01/14 (e)	1,800	1,669,500

		1,960,411

Multiline Retail — 0.8%
Dollar General Corp.:
10.63%, 7/15/15	660	724,350
11.88%, 7/15/17 (f)	948	1,090,200

		1,814,550

Oil, Gas & Consumable Fuels — 2.5%
Arch Coal, Inc., 8.75%, 8/01/16	140	151,550
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17	825	947,719
10.75%, 2/01/18	200	220,500
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)	260	267,150
Consol Energy, Inc., 8.25%, 4/01/20 (b)	900	955,125
Crosstex Energy LP, 8.88%, 2/15/18	120	123,900
Denbury Resources, Inc.:
9.75%, 3/01/16	520	573,300
8.25%, 2/15/20	351	374,692
Forest Oil Corp., 8.50%, 2/15/14	280	297,500
Massey Energy Co., 6.88%, 12/15/13	800	810,000
OPTI Canada, Inc., 9.00%, 12/15/12 (b)	1,000	1,002,500

		5,723,936

Paper & Forest Products — 1.8%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(f)	1,356	1,159,529
Clearwater Paper Corp., 10.63%, 6/15/16	365	410,625
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)	1,630	1,784,850
Verso Paper Holdings LLC:
11.50%, 7/01/14	315	332,325
Series B, 4.22%, 8/01/14 (e)	485	397,700

		4,085,029

Pharmaceuticals — 0.4%
Angiotech Pharmaceuticals, Inc., 4.29%, 12/01/13 (e)	955	771,163

Real Estate Investment Trusts (REITs) — 0.3%
Omega Healthcare Investors, Inc., 7.50%, 2/15/20 (b)	530	552,525

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Specialty Retail — 0.4%
United Auto Group, Inc., 7.75%, 12/15/16	$845	$806,975

Textiles, Apparel & Luxury Goods — 0.5%
Phillips-Van Heusen Corp.:
7.38%, 5/15/20	485	499,550
7.75%, 11/15/23	215	233,952
Quiksilver, Inc., 6.88%, 4/15/15	525	485,625

		1,219,127

Wireless Telecommunication Services — 3.4%
Cricket Communications, Inc.:
10.00%, 7/15/15	140	146,650
7.75%, 5/15/16	1,770	1,827,525
Digicel Group Ltd., 12.00%, 4/01/14 (b)	800	914,000
MetroPCS Wireless, Inc.:
9.25%, 11/01/14	2,000	2,080,000
9.25%, 11/01/14	10	10,400
Nextel Communications, Inc.:
Series E, 6.88%, 10/31/13	1,340	1,336,650
Series F, 5.95%, 3/15/14	100	96,625
Orascom Telecom Finance SCA, 7.88%, 2/08/14 (b)	395	375,250
Sprint Capital Corp.:
7.63%, 1/30/11	220	223,850
8.38%, 3/15/12	325	343,687
6.88%, 11/15/28	370	308,950

		7,663,587

Total Corporate Bonds — 54.7%		123,609,311

Floating Rate Loan Interests (e)

Aerospace & Defense — 0.7%
Hawker Beechcraft Acquisition Co., LLC:
Letter of Credit Linked Deposit, 0.43%, 3/26/14	52	41,029
Term Loan, 2.26%, 3/26/14	866	689,965
TASC, Inc., Tranche B Term Loan, 5.75%, 12/18/15	875	877,187

		1,608,181

Airlines — 0.5%
Delta Air Lines, Inc., Credit-Linked Deposit Loan, 0.11% – 2.28%, 4/30/12	1,213	1,159,453
Auto Components — 3.6%
Affinion Group Holdings, Inc., Loan, 8.51%, 3/01/12 (f)	1,543	1,481,063
Affinion Group, Inc., Tranche B Term Loan, 5.00%, 10/09/16	748	719,756
Allison Transmission, Inc., Term Loan, 3.04%, 8/07/14	5,421	4,995,521
Dana Holding Corp., Term Advance, 4.52% – 6.50%, 1/30/15	592	580,817
The Goodyear Tire & Rubber Co., Loan (Second Lien), 2.24%, 4/30/14	300	277,734

		8,054,891

Automobiles — 0.7%
Ford Motor Co.:
Tranche B-1 Term Loan, 3.03%, 12/15/13	1,548	1,489,061
Tranche B-2 Term Loan, 3.03%, 12/15/13	170	162,994

		1,652,055

Beverages — 0.6%
SW Acquisitions Co., Inc., Term Loan, 5.75%, 6/01/16	1,443	1,444,603

Floating Rate Loan Interests (e)	Par (000)	Value

Building Products — 0.9%
Building Materials Corp. of America, Term Loan Advance, 3.06%, 2/22/14	$415	$407,498
Goodman Global, Inc., Term Loan, 6.25%, 2/13/14	1,523	1,528,082

		1,935,580

Capital Markets — 0.2%
Nuveen Investments, Inc., Term Loan (First Lien), 3.48% – 3.53%, 11/13/14	625	551,758

Chemicals — 3.3%
CF Industries, Inc., Term Loan B-1, 4.50%, 4/05/15	796	799,522
Chemtura Corp.:
Debtor in Possession Term Facility, 6.00%, 2/11/11	800	798,000
Exit Term Loan, 5.50%, 8/16/16	800	803,334
Gentek Holding, LLC, Tranche B Term Loan, 7.00%, 10/29/14	362	362,077
Nalco Co., Term Loan, 6.50%, 5/13/16	1,015	1,018,132
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Loan (First Lien), 3.52% – 3.73%, 7/30/14	2,166	1,980,629
Rockwood Specialties Group, Inc., Term Loan H, 6.00%, 5/15/14	736	735,226
Solutia, Inc., Term Loan, 4.75%, 3/17/17	997	996,396

		7,493,316

Commercial Banks — 0.5%
CIT Group, Inc., Term Loan, 6.25%, 1/20/12	1,025	1,021,659

Commercial Services & Supplies — 3.8%
ARAMARK Corp.:
Letter of Credit-1 Facility, 0.11%, 1/26/14	33	31,209
Letter of Credit-2 Facility, 0.11%, 7/26/16	41	40,039
U.S. Term Loan, 2.41%, 1/26/14	457	431,557
U.S. Term Loan B, 3.78%, 7/26/16	628	608,813
AWAS Finance Luxembourg Sarl, Term Loan, 7.75%, 6/10/16	1,125	1,131,562
Altegrity, Inc., Incremental Term Loan, 7.75%, 2/21/15	1,500	1,494,375
Casella Waste Systems, Inc., Term Loan B, 7.00%, 4/09/14	218	218,889
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16	1,075	1,080,823
International Lease Finance Corp., Term Loan 1, 6.75%, 3/17/15	1,500	1,511,876
Quad Graphics, Term Loan, 5.50%, 4/20/16	500	477,000
Synagro Technologies, Inc., Term Loan (First Lien), 2.27% – 2.28%, 4/02/14	422	356,370
West Corp., Incremental Term Loan B-3, 7.25%, 10/24/13	1,093	1,089,582

		8,472,095

Construction & Engineering — 0.9%
Brand Energy & Infrastructure Services, Inc.
(FR Brand Acquisition Corp.), Synthetic Letter of Credit, Term Loan (First Lien), 0.56%, 2/07/14	500	455,625
Safway Services, LLC, First Out Tranche Loan, 9.00%, 12/18/17	1,500	1,500,000

		1,955,625

Construction Materials — 0.2%
Fairmount Minerals Ltd., Term Loan B, 6.25%, 8/05/16	350	350,146

Consumer Finance — 1.1%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15	2,500	2,470,312

Containers & Packaging — 0.4%
Anchor Glass Container Corp., Term Loan (First Lien), 6.00%, 3/02/16	149	147,261
BWAY Holding Co., Term Loan B, 5.50% – 6.00%, 6/16/17	197	196,326
Berry Plastics Holding Corp., Term Loan C, 2.32% – 2.38%, 4/03/15	496	452,306

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	43

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (e)	Par (000)	Value

Containers & Packaging (concluded)
ICL Industrial Containers ULC/ICL Contenants Industriels ULC (FKA BWAY Corp.), Term Loan C, 5.50% – 6.00%, 6/16/17	$18	$18,417

		814,310

Diversified Consumer Services — 2.6%
Coinmach Service Corp., Term Loan, 3.35%, 11/14/14	1,955	1,704,417
Laureate Education, Series A New Term Loan, 7.00%, 8/15/14	2,945	2,895,832
ServiceMaster Co.:
Closing Date Loan, 2.77% – 3.04%, 7/24/14	1,200	1,103,366
Delayed Draw Term Loan, 2.77%, 7/24/14	120	109,879

		5,813,494

Diversified Financial Services — 0.8%
Reynolds Group Holdings, Inc.:
Incremental US Term Loan, 6.25%, 5/05/16	800	794,334
US Term Loan, 6.25%, 5/05/16	894	889,679

		1,684,013

Diversified Telecommunication Services — 2.0%
Cincinnati Bell, Inc., Tranche B Term Loan, 6.50%, 6/11/17	1,022	1,014,769
Integra Telecom Holdings, Inc., Term Loan, 9.25%, 4/15/15	925	922,687
Level 3 Communications, Incremental Term Loan, 2.53% – 2.78%, 3/13/14	2,225	1,993,113
Wind Telecomunicazioni SpA:
Term Loan Facility B2, 4.66%, 5/26/14	300	291,187
Term Loan Facility C2, 3.66%, 5/24/13	300	291,188

		4,512,944

Electric Utilities — 0.8%
New Development Holdings LLC, Term Loan, 7.00%, 7/03/17	1,750	1,767,500

Electrical Equipment — 0.3%
Baldor Electric Co., Term Loan, 5.25% – 5.50%, 1/31/14	585	584,773

Electronic Equipment, Instruments &
Components — 0.8%
CDW LLC (FKA CDW Corp.), Term Loan, 4.28%, 10/10/14	1,212	1,085,335
Styron Sarl, Term Loan, 7.50%, 6/17/16	800	806,248

		1,891,583

Energy Equipment & Services — 0.4%
MEG Energy Corp., Tranche D Term Loan, 6.00%, 4/03/16	967	964,650

Food & Staples Retailing — 0.8%
Pierre Foods, Term Loan, 7.00%, 3/03/16	674	671,957
Pilot Travel Centers LLC, Initial Tranche B Term Loan, 5.25%, 6/30/16	1,078	1,079,742

		1,751,699

Food Products — 1.7%
Dole Food Co., Inc., Tranche B-1 Term Loan, 5.00% – 5.50%, 3/02/17	437	437,396
Michael Foods Group, Inc. (FKA M-Foods Holdings, Inc., Term Loan B, 6.25%, 6/29/16	500	500,357
Pilgrim’s Pride Corp., Term Loan A, 5.53%, 12/01/12	725	717,750
Pinnacle Foods Finance LLC, Tranche D Term Loan, 6.00%, 4/02/14	1,096	1,097,370
Solvest, Ltd. (Dole), Tranche C-1 Term Loan, 5.00% – 5.50%, 3/02/17	1,081	1,083,316

		3,836,189

Floating Rate Loan Interests (e)	Par (000)	Value

Health Care Equipment & Supplies — 0.4%
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC), Term Loan, 3.26%, 5/20/14	$878	$833,117

Health Care Providers & Services — 4.9%
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.55%, 7/25/14	122	115,481
Term Loan Facility, 2.55%, 7/25/14	2,346	2,212,287
DaVita, Inc., Tranche B-1 Term Loan, 1.77% – 2.04%, 10/05/12	300	295,374
Gentiva Health Services, Inc., Term Loan B, 6.75%, 8/12/16	600	592,125
HCA, Inc.:
Tranche A-1 Term Loan, 2.03%, 11/16/12	2,495	2,400,150
Tranche B-1 Term Loan, 2.78%, 11/18/13	125	120,312
Harden Healthcare LLC:
Add-on Term Loan, 8.50%, 2/22/15	396	388,436
Tranche A Term Loan, 7.75%, 3/02/15	1,400	1,372,000
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 7/31/16	2,000	1,996,250
Renal Advantage Holdings, Inc., Tranche B Term Loan, 6.00%, 6/03/16	600	600,000
Vanguard Health Holding Co. II, LLC (Vanguard Health Systems, Inc.), Initial Term Loan, 5.00%, 1/29/16	967	955,875

		11,048,290

Health Care Technology — 0.6%
IMS Health Inc., Tranche B Dollar Term Loan, 5.25%, 2/26/16	1,454	1,457,111

Hotels, Restaurants & Leisure — 3.1%
Harrah’s Operating Co., Inc.:
Term Loan B-3, 3.50% – 3.53%, 1/28/15	976	834,364
Term Loan B-4, 9.50%, 10/31/16	1,244	1,269,316
Six Flags Theme Parks, Inc., Tranche B Term Loan (First Lien), 6.00%, 6/30/16	1,838	1,817,057
Universal City Development Partners Ltd., Loan, 7.75%, 11/06/14	1,244	1,249,969
VML US Finance LLC (FKA Venetian Macau):
Term B Delayed Draw Project Loan, 5.04%, 5/25/12	546	536,546
Term B Funded Project Loan, 5.04%, 5/27/13	1,415	1,386,668

		7,093,920

IT Services — 3.6%
Audio Visual Services Group, Inc., Tranche B Term Loan (First Lien), 2.79%, 2/28/14 (f)	990	732,468
Ceridian Corp., US Term Loan, 3.26%, 11/09/14	1,470	1,307,975
EVERTEC, Inc., Term Loan B, 7.00%, 8/20/16	675	659,813
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14	175	149,384
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14	1,449	1,235,373
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14	1,073	914,979
SunGard Data Systems, Inc. (Solar Capital Corp.), Incremental Term Loan, 6.75%, 2/28/14	853	851,796
TransUnion LLC, Term Loan, 6.75%, 6/15/17	2,250	2,270,392

		8,122,180

Independent Power Producers & Energy Traders — 0.3%
Dynegy Holdings, Inc.:
Term Letter of Credit Facility, 4.02%, 4/02/13	192	189,027
Tranche B Term Loan, 4.02%, 4/02/13	15	15,139
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-2 Term Loan, 3.79% – 4.07%, 10/10/14	481	364,674
Initial Tranche B-3 Term Loan, 3.79% – 4.03%, 10/10/14	226	170,298

		739,138

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (e)	Par (000)	Value

Industrial Conglomerates — 0.2%
Sequa Corp., Term Loan, 3.79%, 12/03/14	$475	$437,000

Insurance — 0.1%
Alliant Holdings I, Inc., Term Loan, 3.53%, 8/21/14	139	132,262

Internet & Catalog Retail — 0.3%
FTD Group, Inc., Tranche B Term Loan, 6.75%, 8/26/14	573	573,173

Leisure Equipment & Products — 0.1%
Fender Musical Instruments Corp.:
Delayed Draw Loan, 2.55%, 6/09/14	109	90,666
Initial Loan, 2.79%, 6/09/14	215	179,482

		270,148

Machinery — 0.3%
Oshkosh Truck Corp., Term Loan B, 6.44% – 6.54%, 12/06/13	661	664,534

Media — 9.6%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14	3,435	3,423,727
Charter Communications Operating, LLC:
New Term Loan, 2.26%, 3/06/14	273	258,179
Term Loan B1, 7.25%, 3/06/14	873	892,087
Term Loan C, 3.79%, 9/06/16	3,093	2,958,615
Ellis Communications KDOC, LLC, Loan, 10.00%, 12/30/11	3,879	1,454,482
HMH Publishing Co., Ltd., Tranche A Term Loan, 5.79%, 6/12/14 (f)	1,888	1,718,697
Hanley-Wood, LLC, Term Loan, 2.56% – 2.63%, 3/10/14	975	421,687
Interactive Data Corp., Term Loan, 6.75%, 1/29/17	700	704,083
Mediacom Illinois, LLC (FKA Mediacom Communications, LLC), Tranche D Term Loan, 5.50%, 3/31/17	496	486,164
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13	3,250	3,449,062
Penton Media, Inc., Term Loan (First Lien), 5.00%, 8/01/14 (f)	728	502,507
Sinclair Television Group, Inc., New Tranche B Loan, 5.50% – 6.25%, 10/29/15	1,011	1,011,982
Sunshine Acquisition Ltd. (FKA HIT Entertainment), Term Facility, 5.68%, 6/01/12	970	904,682
TWCC Holdings Corp., Replacement Term Loan, 5.00%, 9/14/15	1,040	1,039,071
UPC Financing Partnership, Facility Term Loan, 4.25%, 12/30/16	1,750	1,680,000
Yell Group Plc Facility A3-Yell Finance (UK) Ltd., 2.60%, 8/09/11	703	678,516

		21,583,541

Metals & Mining — 0.7%
Euramax International, Inc., Domestic Term Loan:
10.00%, 6/29/13	858	797,682
13.00%, 6/29/13 (f)	896	832,873

		1,630,555

Multi-Utilities — 0.2%
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.):
Synthetic Letter of Credit, 0.41%, 11/01/13	7	6,669
Term B Advance (First Lien), 3.06%, 11/01/13	428	396,712

		403,381

Floating Rate Loan Interests (e)	Par (000)	Value

Multiline Retail — 0.6%
Dollar General Corp., Tranche B-2 Term Loan, 3.01% – 3.03%, 7/07/14	$983	$945,881
The Neiman Marcus Group, Inc., Term Loan, 2.30%, 4/06/13	507	480,151

		1,426,032

Oil, Gas & Consumable Fuels — 1.0%
Big West Oil, LLC, Term Loan, 12.00%, 7/23/15	750	759,062
Tronox Worldwide LLC:
Tranche B-1 Term Loan, 11.25%, 9/20/10	1,182	1,191,960
Tranche B-2 Term Loan, 11.25%, 9/20/10	318	320,228

		2,271,250

Personal Products — 0.0%
American Safety Razor Co., LLC, Term Loan (First Lien), 8.75%, 7/31/13 (f)	81	74,352

Pharmaceuticals — 0.7%
Warner Chilcott Co., LLC, Term Loan A, 6.00%, 10/30/14	382	381,432
Warner Chilcott Corp.:
Additional Term Loan B, 6.25%, 4/30/15	360	359,650
Term Loan B-1, 6.25%, 4/30/15	149	148,410
Term Loan B-2, 6.25%, 4/30/15	246	245,418
Term Loan B-3, 6.50%, 2/20/16	385	386,364
Term Loan B-4, 6.50%, 2/20/16	125	125,365

		1,646,639

Professional Services — 0.4%
Booz Allen Hamilton, Inc., Tranche C Term Loan, 6.00%, 7/31/15	995	994,751

Real Estate Management & Development — 0.7%
Realogy Corp., Synthetic Letter of Credit, 0.11%, 10/10/13	1,853	1,598,751

Semiconductors & Semiconductor Equipment — 0.2%
Freescale Semiconductor, Inc., Extended Maturity Term Loan, 4.56%, 12/01/16	390	348,745

Software — 0.2%
Telcordia Technologies, Inc., Term Loan, 6.75%, 4/30/16	549	548,168

Specialty Retail — 1.2%
Burlington Coat Factory Warehouse Corp., Term Loan, 2.54% – 2.66%, 5/28/13	355	336,274
Michaels Stores, Inc.:
Term Loan B-1, 2.63% – 2.81%, 10/31/13	733	691,584
Term Loan B-2, 4.88% – 5.06%, 7/31/16	798	769,875
Toys ‘R’ Us, Inc., Term Loan B, 6.00%, 8/17/16	1,000	997,494

		2,795,227

Textiles, Apparel & Luxury Goods — 0.3%
Phillips Van Heusen Corp., U.S. Tranche B Term Loan, 4.75%, 5/06/16	748	751,718

Wireless Telecommunication Services — 2.6%
Cavtel Holdings, LLC, Term Loan, 10.50%, 12/31/12 (f)	401	378,664
Digicel International Finance Ltd., U.S. Term Loan (Non-Rollover), 3.06%, 3/30/12	2,352	2,295,875
MetroPCS Wireless, Inc.:
Tranche B-1 Term Loan, 2.56%, 11/03/13	42	40,529
Tranche B-2 Term Loan, 3.81%, 11/03/16	454	445,710
Vodafone Americas Finance 2 Inc., Initial Loan, 6.88%, 7/30/15	2,750	2,750,000

		5,910,778

Total Floating Rate Loan Interests — 59.9%		135,145,590

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	45

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Other Interests (i)	Beneficial Interest (000)		Value

Auto Components — 0.0%
Intermet Liquidating Trust	$321		$96

Diversified Financial Services — 0.4%
J.G. Wentworth LLC Preferred Equity Interests (j)	—	(k)	951,244

Media — 0.0%
Adelphia Preferred Escrow	3		—
Adelphia Recovery Trust	250		25

			25

Metals & Mining — 0.3%
RathGibson Acquisition Co., LLC (j)	137		729,063

Total Other Interests — 0.7%			1,680,428

Warrants (l)	Shares

Media — 0.0%
Charter Communications, Inc. (Expires 11/30/14)	6,862		37,741

Total Warrants — 0.0%			37,741

Total Long-Term Investments (Cost — $286,008,061) — 116.9%			264,109,957

Short-Term Securities	Beneficial Interest (000)

Bank of New York Cash Reserves, 0.01% (m)	$1,257		1,257,197

Total Short-Term Securities (Cost — $1,257,197) — 0.6%			1,257,197

Total Investments (Cost — $287,265,258*) — 117.5%			265,367,154
Liabilities in Excess of Other Assets — (17.5)%			(39,482,031)

Net Assets — 100.0%			$225,885,123

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$286,641,288

Gross unrealized appreciation	$8,966,866
Gross unrealized depreciation	(30,241,000)

Net unrealized depreciation	$(21,274,134)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	As a result of bankruptcy proceedings, the company did not repay the principal amount or accrued interest of the security upon maturity.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(g)	Convertible security.

(h)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(i)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(j)	The investment is held by a wholly-owned taxable subsidiary of the Fund. (k) Amount is less than $1,000.

(l)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(m)	Represents the current yield as of report date.

•	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at February 28, 2010	Net Activity	Shares Held at August 31, 2010	Income

BlackRock Liquidity
Funds, TempFund,
Institutional Class	1,938,484	(1,938,484)	—	$2,481

•	Foreign currency exchange contracts as of August 31, 2010 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation

USD 1,218,745	CAD 1,260,500	Citibank NA	10/20/10	$37,624

•	Credit default swaps on single-name issuers — buy protection outstanding as of August 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation

K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	December 2011	$460	$27,354

K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	September 2013	$200	16,953

Total					$44,307

•

For Fund compliance purposes,the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Schedule of Investments (concluded)	BlackRock Senior High Income Fund, Inc. (ARK)

The following tables summarize the inputs used as of August 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks	$1,742,075	$1,455,720	$439,092	$3,636,887
Corporate Bonds	—	117,053,310	6,556,001	123,609,311
Floating Rate
Loan Interests	—	111,466,918	23,678,672	135,145,590
Other Interests	—	—	1,680,428	1,680,428
Warrants	37,741	—	—	37,741
Short-Term Securities	—	1,257,197	—	1,257,197
Liabilities:
Unfunded Loan Commitments	—	—	(21,065)	(21,065)

Total	$1,779,816	$231,233,145	$32,333,128	$265,346,089

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$44,307	—	$44,307
Foreign currency exchange contracts	—	37,624	—	37,624

Total	—	$81,931	—	$81,931

[1]

Derivative financial instruments are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Unfunded Loan Commitments	Total

Assets/Liabilities:
Balance, as of February 28, 2010	$179,112	$8,012,790	$17,012,972	$1,066,529	—	$26,271,403
Accrued discounts/premiums	—	76,793	67,437	—	—	144,230
Net realized gain (loss)	—	978	(144,168)	140,206	—	(2,984)
Net change in unrealized appreciation/depreciation[2]	291,009	(656,826)	1,002,706	(55,075)	$(21,065)	560,749
Purchases	—	40,983	4,032,676	—	—	4,073,659
Sales	—	(918,717)	(8,741,584)	(200,295)	—	(9,860,596)
Transfers in3	384,143	—	12,515,127	729,063	—	13,628,333
Transfers out[3]	(415,172)	—	(2,066,494)	—	—	(2,481,666)

Balance, as of August 31, 2010	$439,092	$6,556,001	$23,678,672	$1,680,428	$(21,065)	$32,333,128

[2]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on the securities still held on August 31, 2010 was $(200,839).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	47

Statements of Assets and Liabilities

August 31, 2010 (Unaudited)	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	BlackRock Senior High Income Fund, Inc. (ARK)

Assets

Investments at value — unaffiliated[1]	$280,727,944	$316,071,672	$520,591,903	$170,165,651	$265,367,154
Investments at value — affiliated[2]	322,368	2,569,493	—	1,227,551	—
Unrealized appreciation on swaps	220,913	200,775	72,033	—	44,307
Unrealized appreciation on foreign currency exchange contracts	4,441	11,568	75,886	24,495	37,624
Unrealized appreciation on unfunded loan commitments	—	—	—	3,402	—
Foreign currency at value[3]	3,919	31,364	5,267	52,181	298
Cash	1,983,051	—	—	—	—
Cash on deposit for financial futures contracts	700,000	730,000	—	—	—
Interest receivable	5,215,987	5,713,643	6,444,882	1,449,301	3,098,007
Investments sold receivable	1,566,211	1,694,528	8,973,940	4,988,501	3,221,960
Swaps receivable	46,600	49,300	91,584	—	58,635
Principal paydowns receivable	—	—	1,687,486	21,787	45,562
Swap premium paid	412,021	224,500	96,183	—	553
Dividends receivable	—	13,331	57,825	—	—
Commitment fees receivable	—	—	6,041	2,286	2,990
Dividends receivable — affiliated	—	—	477	—	536
Prepaid expenses	18,345	19,510	35,515	11,127	18,293
Other assets	123,061	134,832	1,863,165	104,659	749,553

Total assets	291,344,861	327,464,516	540,002,187	178,050,941	272,645,472

Liabilities

Loan payable	50,000,000	66,000,000	84,000,000	28,000,000	35,000,000
Unrealized depreciation on swaps	177,670	191,910	65,760	—	—
Unrealized depreciation on foreign currency exchange contracts	31,655	44,736	47,671	45,263	—
Unrealized depreciation on unfunded loan commitments	21,252	47,602	52,865	54,339	21,065
Cash held as collateral for swaps	100,000	—	—	—	—
Deferred income	—	—	87,260	85,072	35,935
Investments purchased payable	2,615,318	2,819,567	23,418,982	9,806,337	11,376,646
Swap premiums received	262,224	271,711	—	—	—
Investment advisory fees payable	121,007	162,340	261,246	106,599	109,616
Interest expense payable	99,466	124,416	177,668	61,251	76,258
Swaps payable	34,000	22,100	14,300	—	6,600
Margin variation payable	20,800	21,600	—	—	—
Commitment fees payable	1,659	518	—	—	—
Other affiliates payable	928	1,024	1,636	529	831
Officer’s and Directors’ fees payable	459	497	76,684	252	400
Income dividends payable	—	—	214,964	—	127,788
Other accrued expenses payable	—	1,456	24,342	13,112	5,210
Other liabilities	7,287	—	—	37,722	—

Total liabilities	53,493,725	69,709,477	108,443,378	38,210,476	46,760,349

Net Assets	$237,851,136	$257,755,039	$431,558,809	$139,840,465	$225,885,123

Net Assets Consist of

Paid-in capital[4]	$381,872,533	$439,505,026	$882,654,653	$199,926,953	$401,932,057
Undistributed (distributions in excess of) net investment income	1,564,261	607,410	(2,465,478)	(745,306)	3,813,705
Accumulated net realized loss	(140,824,582)	(177,042,955)	(370,880,215)	(52,717,235)	(158,023,391)
Net unrealized appreciation/depreciation	(4,761,076)	(5,314,442)	(77,750,151)	(6,623,947)	(21,837,248)

Net Assets	$237,851,136	$257,755,039	$431,558,809	$139,840,465	$225,885,123

Net asset value	$6.85	$6.90	$4.00	$13.27	$3.99

[1] Investments at cost — unaffiliated	$285,595,517	$321,427,214	$598,762,569	$176,715,022	$287,265,258

[2] Investments at cost — affiliated	$322,368	$2,569,493	—	$1,227,551	—

[3] Foreign currency at cost	$3,942	$31,596	$4,860	$52,907	$308

[4] Shares outstanding, 200 million shares authorized, par value $0.10 per share	34,740,689	37,345,262	107,772,006	10,540,570	56,606,319

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Statements of Operations

Six Months Ended August 31, 2010 (Unaudited)	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	BlackRock Senior High Income Fund, Inc. (ARK)

Investment Income

Interest	$12,839,324	$13,730,978	$20,235,546	$5,603,307	$10,051,635
Facility and other fees	66,560	85,982	493,723	164,055	261,660
Dividends	61,537	144,039	—	—	—
Dividends — affiliated	2,350	1,690	5,765	2,472	2,481

Total income	12,969,771	13,962,689	20,735,034	5,769,834	10,315,776

Expenses

Investment advisory	741,764	978,541	1,541,366	628,550	659,185
Borrowing costs[1]	134,220	143,307	232,416	88,716	140,825
Professional	56,180	50,219	114,878	64,537	74,059
Custodian	12,695	25,349	30,401	31,326	15,166
Printing	15,453	16,978	28,893	9,748	15,814
Accounting services	28,084	30,390	50,810	17,233	26,822
Transfer agent	21,731	20,573	50,524	17,337	28,526
Officer and Directors	11,732	12,795	22,819	7,010	11,690
Registration	6,176	6,521	20,096	4,735	10,191
Miscellaneous	35,231	36,520	34,459	19,833	17,723

Total expenses excluding interest expense	1,063,266	1,321,193	2,126,662	889,025	1,000,001
Interest expense	369,791	429,452	516,111	172,197	238,000

Total expenses	1,433,057	1,750,645	2,642,773	1,061,222	1,238,001
Less fees waived by advisor	(1,102)	(760)	(1,186)	(1,074)	(1,087)

Total expenses after fees waived	1,431,955	1,749,885	2,641,587	1,060,148	1,236,914

Net investment income	11,537,816	12,212,804	18,093,447	4,709,686	9,078,862

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	2,999,165	3,583,729	(3,981,045)	(576,853)	(1,825,878)
Financial futures contracts	491,127	524,025	—	—	—
Swaps	(604,102)	(248,804)	41,873	2,111	20,099
Foreign currency transactions	2,719,547	2,789,331	3,201,987	888,279	(19,045)

	5,605,737	6,648,281	(737,185)	313,537	(1,824,824)

Net change in unrealized appreciation/depreciation on:
Investments	1,397,957	1,344,908	15,644,633	1,490,889	5,632,315
Financial futures contracts	108,779	113,832	—	—	—
Swaps	405,802	238,857	111,087	(856)	44,805
Foreign currency transactions	(1,392,930)	(1,473,543)	(1,793,437)	(613,192)	34,771
Unfunded loan commitments	30,391	67,977	(52,865)	(16,912)	(21,065)

	549,999	292,031	13,909,418	859,929	5,690,826

Total realized and unrealized gain	6,155,736	6,940,312	13,172,233	1,173,466	3,866,002

Net Increase in Net Assets Resulting from Operations	$17,693,552	$19,153,116	$31,265,680	$5,883,152	$12,944,864

[1]	See Note 6 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	49

Statements of Changes in Net Assets

	BlackRock Corporate High Yield Fund, Inc. (COY)		BlackRock Corporate High Yield Fund III, Inc. (CYE)

Increase (Decrease) in Net Assets:	Six Months Ended August 31, 2010 (Unaudited)	Year Ended February 28, 2010	Six Months Ended August 31, 2010 (Unaudited)	Year Ended February 28, 2010

Operations

Net investment income	$11,537,816	$22,380,112	$12,212,804	$23,836,686
Net realized gain (loss)	5,605,737	(18,246,371)	6,648,281	(16,068,173)
Net change in unrealized appreciation/depreciation	549,999	106,169,011	292,031	115,769,455

Net increase in net assets resulting from operations	17,693,552	110,302,752	19,153,116	123,537,968

Dividends to Shareholders From

Net investment income	(10,622,990)	(25,342,365)	(11,200,041)	(25,189,541)

Capital Share Transactions

Reinvestment of dividends	188,036	832,119	81,395	111,029

Net Assets

Total increase in net assets	7,258,598	85,792,506	8,034,470	98,459,456
Beginning of period	230,592,538	144,800,032	249,720,569	151,261,113

End of period	$237,851,136	$230,592,538	$257,755,039	$249,720,569

Undistributed (distributions in excess of) net investment income	$1,564,261	$649,435	$607,410	$(405,353)

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Statements of Changes in Net Assets (continued)

	BlackRock Debt Strategies Fund, Inc. (DSU)		BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

Increase (Decrease) in Net Assets:	Six Months Ended August 31, 2010 (Unaudited)	Year Ended February 28, 2010	Six Months Ended August 31, 2010 (Unaudited)	Year Ended February 28, 2010

Operations

Net investment income	$18,093,447	$42,389,165	$4,709,686	$9,000,682
Net realized gain (loss)	(737,185)	(109,291,069)	313,537	(18,507,006)
Net change in unrealized appreciation/depreciation	13,909,418	275,497,465	859,929	65,070,894

Net increase in net assets resulting from operations	31,265,680	208,595,561	5,883,152	55,564,570

Dividends and Distributions to Shareholders From

Net investment income	(19,393,663)	(41,936,207)	(4,736,968)	(10,283,447)
Tax return of capital	—	(926,392)	—	(825,748)

Decrease in net assets resulting from dividends and distributions to shareholders	(19,393,663)	(42,862,599)	(4,736,968)	(11,109,195)

Capital Share Transactions

Reinvestment of dividends	464,804	1,409,077	323,597	259,478

Net Assets

Total increase in net assets	12,336,821	167,142,039	1,469,781	44,714,853
Beginning of period	419,221,988	252,079,949	138,370,684	93,655,831

End of period	$431,558,809	$419,221,988	$139,840,465	$138,370,684

Distributions in excess of net investment income	$(2,465,478)	$(1,165,262)	$(745,306)	$(718,024)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	51

Statements of Changes in Net Assets (concluded)

	BlackRock Senior High Income Fund, Inc. (ARK)

Increase (Decrease) in Net Assets:	Six Months Ended August 31, 2010 (Unaudited)	Year Ended February 28, 2010

Operations

Net investment income	$9,078,862	$20,424,882
Net realized loss	(1,824,824)	(40,130,950)
Net change in unrealized appreciation/depreciation	5,690,826	114,058,095

Net increase in net assets resulting from operations	12,944,864	94,352,027

Dividends to Shareholders From

Net investment income	(8,488,581)	(16,952,851)

Capital Share Transactions

Reinvestment of dividends	255,895	130,893

Net Assets

Total increase in net assets	4,712,178	77,530,069
Beginning of period	221,172,945	143,642,876

End of period	$225,885,123	$221,172,945

Undistributed net investment income	$3,813,705	$3,223,424

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Statements of Cash Flows

Six Months Ended August 31, 2010 (Unaudited)	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	BlackRock Senior High Income Fund, Inc. (ARK)

Cash Provided by Operating Activities

Net increase in net assets resulting from operations	$17,693,552	$19,153,116	$31,265,680	$5,883,152	$12,944,864
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	279,725	(78,080)	223,299	168,191	79,630
(Increase) decrease in cash pledged as collateral for financial futures contracts	(700,000)	(730,000)	—	—	—
(Increase) decrease in swaps receivable	74,150	72,422	(86,247)	7,389	(45,562)
(Increase) decrease in commitment fees receivable	—	31	(6,041)	(1,626)	(2,990)
Increase in dividends receivable — affiliated	—	—	(477)	—	(536)
Decrease in dividends receivable	18,400	19,829	1,671	—	—
(Increase) decrease in other assets	(118,546)	(130,317)	(1,274,922)	(104,659)	(649,399)
Increase (decrease) in other liabilities	1,659	518	(204,300)	37,710	(99,899)
Increase in investment advisory fees payable	8,476	14,415	37,776	11,483	10,679
Increase (decrease) in interest expense payable	(15,739)	(5,831)	49,996	6,944	37,554
Increase in other affiliates payable	90	106	188	33	55
Decrease in accrued expenses payable	(77,969)	(86,403)	(119,661)	(47,181)	(123,214)
Increase in margin variable payable	20,800	21,600	—	—	—
Decrease in swaps payable	(30,031)	(11,126)	(3,054)	—	(1,032)
Increase (decrease) in Officer’s and Directors’ payable	(168)	(324)	10,994	(121)	129
Net periodic and termination payments of swaps	(117,179)	18,086	66,076	—	36,197
Net realized and unrealized gain (loss)	(2,627,764)	(3,231,187)	(7,898,021)	247,084	(2,829,404)
Amortization of premium and accretion of discount on investments	(876,997)	(799,723)	(2,261,922)	(676,292)	(952,119)
Paid-in-kind income	(186,225)	(410,022)	(971,600)	(146,304)	(301,590)
Proceeds from sales and paydowns of long-term investments	133,440,900	145,146,179	208,784,670	82,381,239	114,105,522
Purchases of long-term investments	(117,822,703)	(138,138,738)	(225,501,618)	(88,207,789)	(107,836,091)
Net proceeds (purchases) from sales of short-term securities	4,609,306	707,262	(854,785)	570,261	1,691,943

Cash provided by operating activities	33,573,737	21,531,813	1,257,702	129,514	16,064,737

Cash Used for Financing Activities

Cash receipts from borrowings	53,000,000	62,000,000	167,000,000	60,000,000	79,000,000
Cash payments from borrowings	(75,000,000)	(72,000,000)	(150,000,000)	(56,000,000)	(87,000,000)
Cash dividends paid to shareholders	(10,622,990)	(11,118,646)	(18,713,895)	(4,413,371)	(8,064,898)
Increase in custodian bank payable	—	(1,393,499)	—	4,446	—

Cash used for financing activities	(32,622,990)	(22,512,145)	(1,713,895)	(408,925)	(16,064,898)

Cash Impact from Foreign Exchange Fluctuations

Cash impact from foreign exchange fluctuations	(397)	734	(99,076)	3,756	(16)

Cash

Net increase (decrease) in cash	950,350	(979,598)	(555,269)	(275,655)	(177)
Cash and foreign currency at beginning of period	1,036,620	1,010,962	560,536	327,836	475

Cash and foreign currency at end of period	$1,986,970	$31,364	$5,267	$52,181	$298

Cash Flow Information

Cash paid for interest	$385,530	$435,283	$466,115	$165,253	$200,446

Noncash Financing Activities

Capital shares issued in reinvestment of dividends paid to shareholders	$188,036	$81,395	$464,804	$323,597	$255,895

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	53

Financial Highlights	BlackRock Corporate High Yield Fund, Inc. (COY)

	Six Months Ended August 31, 2010 (Unaudited)	Year Ended February 28, 2010	Period June 1, 2008 to February 28, 2009
				Year Ended May 31,

				2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$6.64	$4.19	$7.74	$9.07	$8.52	$8.53	$8.48

Net investment income[1]	0.33	0.65	0.50	0.75	0.73	0.74	0.87
Net realized and unrealized gain (loss)	0.19	2.53	(3.50)	(1.32)	0.49	0.02	0.07

Net increase (decrease) from investment operations	0.52	3.18	(3.00)	(0.57)	1.22	0.76	0.94

Dividends from net investment income	(0.31)	(0.73)	(0.55)	(0.76)	(0.67)	(0.77)	(0.89)

Net asset value, end of period	$6.85	$6.64	$4.19	$7.74	$9.07	$8.52	$8.53

Market price, end of period	$6.98	$6.88	$3.91	$7.28	$8.47	$7.42	$8.46

Total Investment Return[2]

Based on net asset value	7.94%[3]	79.91%	(38.98)%[3]	(5.49)%	15.60%	9.75%	11.31%

Based on market price	6.15%[3]	99.76%	(39.46)%[3]	(4.81)%	23.96%	(3.63)%	13.75%

Ratios to Average Net Assets

Total expenses	1.20%[4]	1.18%	2.29%[4]	2.33%	3.25%	2.39%	1.69%

Total expenses after fees waived and paid indirectly	1.20%[4]	1.18%	2.29%[4]	2.33%	3.25%	2.39%	1.69%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.89%[4]	0.92%	1.17%[4]	0.83%	0.91%	0.90%	0.87%

Net investment income	9.67%[4]	11.36%	11.45%[4]	9.15%	8.36%	8.55%	9.85%

Supplemental Data

Net assets, end of period (000)	$237,851	$230,593	$144,800	$267,698	$313,821	$294,759	$294,218

Borrowings outstanding, end of period (000)	$50,000	$72,000	$38,700	$64,700	$126,200	$127,700	$100,600

Average borrowings outstanding during the period (000)	$57,495	$42,184	$59,553	$81,598	$125,974	$101,539	$104,938

Portfolio turnover	38%	85%	37%	38%	62%	57%	57%

Asset coverage, end of period per $1,000	$5,756	$4,203	$4,742	$5,138	$3,487	$3,308	$3,925

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Financial Highlights	BlackRock Corporate High Yield Fund III, Inc. (CYE)

	Six Months Ended August 31, 2010 (Unaudited)	Year Ended February 28, 2010	Period June 1, 2008 to February 28, 2009
				Year Ended May 31,

				2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$6.69	$4.05	$7.62	$8.99	$8.46	$8.46	$8.43

Net investment income[1]	0.33	0.64	0.50	0.73	0.71	0.72	0.85
Net realized and unrealized gain (loss)	0.18	2.68	(3.51)	(1.33)	0.49	0.02	0.07

Net increase (decrease) from investment operations	0.51	3.32	(3.01)	(0.60)	1.20	0.74	0.92

Dividends from net investment income	(0.30)	(0.68)	(0.56)	(0.77)	(0.67)	(0.74)	(0.89)

Net asset value, end of period	$6.90	$6.69	$4.05	$7.62	$8.99	$8.46	$8.46

Market price, end of period	$6.92	$6.67	$3.57	$7.03	$8.53	$7.36	$8.38

Total Investment Return[2]

Based on net asset value	7.81%[3]	86.65%	(39.69)%[3]	(5.69)%	15.51%	9.78%	11.24%

Based on market price	8.45%[3]	111.12%	(42.38)%[3]	(8.30)%	25.98%	(3.59)%	16.55%

Ratios to Average Net Assets

Total expenses	1.35%[4]	1.34%	2.45%[4]	2.47%	3.38%	2.49%	1.81%

Total expenses after fees waived and paid indirectly	1.35%[4]	1.33%	2.45%[4]	2.47%	3.38%	2.49%	1.81%

Total expenses after fees waived and paid indirectly and excluding interest expense	1.02%[4]	1.04%	1.29%[4]	0.96%	1.04%	1.00%	0.99%

Net investment income	9.42%[4]	11.35%	11.80%[4]	9.01%	8.25%	8.45%	9.71%

Supplemental Data

Net assets, end of period (000)	$257,755	$249,721	$151,261	$284,361	$335,479	$315,699	$315,626

Borrowings outstanding, end of period (000)	$66,000	$76,000	$44,200	$71,700	$129,700	$141,000	$107,800

Average borrowings outstanding during the period (000)	$66,348	$49,196	$65,500	$88,466	$134,704	$109,144	$112,501

Portfolio turnover	48%	89%	37%	38%	62%	56%	55%

Asset coverage, end of period per $1,000	$4,905	$4,286	$4,422	$4,966	$3,587	$3,239	$3,928

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	55

Financial Highlights	BlackRock Debt Strategies Fund, Inc. (DSU)

	Six Months Ended August 31, 2010 (Unaudited)	Year Ended February 28,		Year Ended February 29, 2008	Year Ended February 28,

		2010	2009		2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$3.89	$2.35	$5.57	$7.01	$6.69	$7.06

Net investment income[1]	0.17	0.39	0.52	0.66	0.68	0.63
Net realized and unrealized gain (loss)	0.12	1.55	(3.12)	(1.43)	0.28	(0.35)

Net increase (decrease) from investment operations	0.29	1.94	(2.60)	(0.77)	0.96	0.28

Dividends and distributions from:
Net investment income	(0.18)	(0.39)	(0.62)	(0.67)	(0.64)	(0.65)
Tax return of capital	—	(0.01)	—	—	—	—

Total dividends and distributions	(0.18)	(0.40)	(0.62)	(0.67)	(0.64)	(0.65)

Net asset value, end of period	$4.00	$3.89	$2.35	$5.57	$7.01	$6.69

Market price, end of period	$3.92	$3.91	$2.07	$5.43	$7.28	$6.77

Total Investment Return[2]

Based on net asset value	7.61%[3]	87.82%	(50.19)%	(11.72)%	15.35%	4.57%

Based on market price	4.91%[3]	114.32%	(54.99)%	(17.13)%	18.37%	11.34%

Ratios to Average Net Assets

Total expenses	1.22%[4]	1.23%	2.42%	3.13%	3.16%	2.63%

Total expenses after fees waived	1.22%[4]	1.23%	2.42%	3.13%	3.16%	2.63%

Total expenses after fees waived and excluding interest expense	0.98%[4]	1.02%	1.20%	0.99%	0.99%	1.02%

Net investment income	8.35%[4]	12.16%	11.79%	9.90%	9.97%	9.55%

Supplemental Data

Net assets, end of period (000)	$431,559	$419,222	$252,080	$594,204	$745,944	$708,411

Borrowings outstanding, end of period (000)	$84,000	$67,000	$90,000	$199,000	$298,600	$259,900

Average borrowings outstanding during the period (000)	$79,701	$58,574	$163,286	$272,846	$283,906	$294,371

Portfolio turnover	36%	86%	44%	51%	65%	46%

Asset coverage, end of period per $1,000	$6,137	$7,257	$3,801	$3,986	$3,498	$3,726

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Financial Highlights	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

	Six Months Ended August 31, 2010 (Unaudited)	Year Ended February 28,		Year Ended February 29, 2008	Year Ended February 28,

		2010	2009		2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$13.16	$8.92	$16.06	$19.28	$19.39	$19.74

Net investment income[1]	0.45	0.86	1.37	1.55	1.55	1.33
Net realized and unrealized gain (loss)	0.11	4.44	(6.98)	(3.27)	(0.12)	(0.31)

Net increase (decrease) from investment operations	0.56	5.30	(5.61)	(1.72)	1.43	1.02

Dividends and distributions from:
Net investment income	(0.45)	(0.98)	(1.53)	(1.50)	(1.54)	(1.27)
Net realized gain	—	—	—	—	—	(0.10)
Tax return of capital	—	(0.08)	—	—	—	—

Total dividends and distributions	(0.45)	(1.06)	(1.53)	(1.50)	(1.54)	(1.37)

Net asset value, end of period	$13.27	$13.16	$8.92	$16.06	$19.28	$19.39

Market price, end of period	$13.50	$15.01	$8.28	$14.75	$18.50	$17.76

Total Investment Return[2]

Based on net asset value	4.25%[3]	62.08%	(36.46)%	(8.98)%	8.31%	6.07%

Based on market price	(7.02)%[3]	99.15%	(35.78)%	(12.88)%	13.47%	(1.35)%

Ratios to Average Net Assets

Total expenses	1.51%[4]	1.50%	2.48%	2.78%	2.87%	2.46%

Total expenses after fees waived and paid indirectly	1.51%[4]	1.50%	2.48%	2.78%	2.87%	2.46%

Total expenses after fees waived and paid indirectly and excluding interest expense	1.26%[4]	1.27%	1.38%	1.20%	1.22%	1.25%

Net investment income	6.69%[4]	7.40%	10.08%	8.39%	8.03%	6.88%

Supplemental Data

Net assets, end of period (000)	$139,840	$138,371	$93,656	$168,553	$202,364	$203,557

Borrowings outstanding, end of period (000)	$28,000	$24,000	$26,000	$50,000	$47,000	$61,400

Average borrowings outstanding during the period (000)	$26,576	$22,225	$45,165	$55,269	$61,022	$63,725

Portfolio turnover	46%	92%	47%	65%	65%	72%

Asset coverage, end of period per $1,000	$5,994	$6,765	$4,602	$4,371	$5,306	$4,315

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	57

Financial Highlights	BlackRock Senior High Income Fund, Inc. (ARK)

	Six Months Ended August 31, 2010 (Unaudited)	Year Ended February 28,		Year Ended February 29, 2008	Year Ended February 28,

		2010	2009		2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$3.91	$2.54	$5.04	$6.17	$6.00	$6.28

Net investment income[1]	0.16	0.36	0.41	0.54	0.57	0.55
Net realized and unrealized gain (loss)	0.07	1.31	(2.43)	(1.11)	0.16	(0.27)

Net increase (decrease) from investment operations	0.23	1.67	(2.02)	(0.57)	0.73	0.28

Dividends and distributions from:
Net investment income	(0.15)	(0.30)	(0.43)	(0.56)	(0.56)	(0.56)
Tax return of capital	—	—	(0.05)	—	—	—

Total dividends and distributions	(0.15)	(0.30)	(0.48)	(0.56)	(0.56)	(0.56)

Net asset value, end of period	$3.99	$3.91	$2.54	$5.04	$6.17	$6.00

Market price, end of period	$3.94	$3.94	$2.21	$4.91	$6.53	$5.88

Total Investment Return[2]

Based on net asset value	5.98%[3]	68.90%	(42.15)%	(9.76)%	12.82%	5.07%

Based on market price	3.86%[3]	95.61%	(48.33)%	(16.94)%	21.84%	4.13%

Ratios to Average Net Assets

Total expenses	1.09%[4]	1.13%	2.24%	2.70%	3.03%	2.39%

Total expenses after fees waived	1.09%[4]	1.13%	2.24%	2.70%	3.03%	2.39%

Total expenses after fees waived and excluding interest expense	0.88%[4]	0.93%	1.05%	0.86%	0.90%	0.91%

Net investment income	8.01%[4]	10.70%	9.96%	9.16%	9.42%	9.23%

Supplemental Data

Net assets, end of period (000)	$225,885	$221,173	$143,643	$284,692	$347,449	$335,690

Borrowings outstanding, end of period (000)	$35,000	$43,000	$47,000	$91,500	$132,000	$141,700

Average borrowings outstanding during the period (000)	$36,755	$29,978	$79,422	$109,978	$131,575	$128,461

Portfolio turnover	38%	80%	49%	48%	62%	48%

Asset coverage, end of period per $1,000	$7,452	$6,144	$4,056	$4,112	$3,632	$3,369

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Debt Strategies Fund, Inc. (“DSU”) and BlackRock Floating Rate Income Strategies Fund II, Inc. (“FRB”) (collectively, the “Funds” or individually as a “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. BlackRock Senior High Income Fund, Inc. (“ARK”) is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Funds determine and make available for publication the net asset values of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	59

Notes to Financial Statements (continued)

The Funds report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly levered. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Funds earn and/or pay facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statements of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts or swaps), or certain borrowings (e.g., loan payable), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in facility and other fees in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

60	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Notes to Financial Statements (continued)

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RIC”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Certain Funds have wholly owned taxable subsidiaries organized as limited liability companies (the “Taxable Subsidiaries”), each of which holds one of the investments listed in the Schedules of Investments. The Taxable Subsidiaries allow a Fund to hold an investment that is organized as an operating partnership while still satisfying RIC tax requirements. Income earned on the investments held by the Taxable Subsidiaries is taxable to such subsidiaries. Income tax expense, if any, of the Taxable Subsidiaries is reflected in the market value of the investments held by the Taxable Subsidiaries.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the periods as follows:

	Four Years Ended	Year Ended	Period Ended	Two Years Ended

COY	—	February 28, 2010	February 28, 2009	May 31, 2008

CYE	—	February 28, 2010	February 28, 2009	May 31, 2008

DSU	February 28,	—	—	—
2010

FRB	February 28,	—	—	—
2010

ARK	February 28,	—	—	—
2010

The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, non-interested Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in dividends — affiliated in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counter-party non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the values of equity securities

SEMI-ANNUAL REPORT	AUGUST 31, 2010	61

Notes to Financial Statements (continued)

(equity risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currency backing some of the investments held by the Funds. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counter-party to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

62	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Notes to Financial Statements (continued)

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of August 31, 2010

	Asset Derivatives

	Statements of Assets and Liabilities Location	COY	CYE	DSU	FRB	ARK

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$4,441	$11,568	$75,886	$24,495	$37,624
Credit contracts	Unrealized appreciation on swaps	220,913	200,775	72,033	—	44,307
Equity contracts	Net unrealized appreciation/depreciation*; Investments at value — unaffiliated**	108,779	113,832	—	—	—

Total		$334,133	$326,175	$147,919	$24,495	$81,931

	Liability Derivatives

	Statements of Assets and Liabilities Location	COY	CYE	DSU	FRB

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$31,655	$44,736	$47,671	$45,263
Credit contracts	Unrealized depreciation on swaps	177,670	191,910	65,760	—

Total		$209,325	$236,646	$113,431	$45,263

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Instruments on the Statements of Operations Six Months Ended August 31, 2010

	Net Realized Gain (Loss) from

	COY	CYE	DSU	FRB	ARK

Foreign currency exchange contracts:
Foreign currency exchange contracts***	$2,836,491	$2,854,781	$2,966,761	$951,106	$(18,610)
Credit contracts:
Swaps	(604,102)	(248,804)	41,873	2,111	20,099
Equity contracts:
Financial futures contracts	491,127	524,025	—	—	—

Total	$2,723,516	$3,130,002	$3,008,634	$953,217	$1,489

	Net Change in Unrealized Appreciation/Depreciation on

	COY	CYE	DSU	FRB	ARK

Foreign currency exchange contracts:
Foreign currency exchange contracts***	$(1,403,326)	$(1,469,905)	$(1,551,118)	$(501,671)	$34,787
Credit contracts:
Swaps	405,802	238,857	111,087	(856)	44,805
Equity contracts:
Financial futures contracts	108,779	113,832	—	—	—
Options****	(3,230)	(3,610)	—	(2,090)	—

Total	$(891,975)	$(1,120,826)	$(1,440,031)	$(504,617)	$79,592

***

Foreign currency exchange contracts are included in the net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation/depreciation on foreign currency transactions.

****	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	63

Notes to Financial Statements (continued)

For the six months ended August 31, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

	COY	CYE	DSU	FRB	ARK

Financial futures contracts:
Average number of contracts sold	25	25	—	—	—
Average notional value of contracts sold	$6,592,015	$6,719,116	—	—	—
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	6	6	7	4	1
Average number of contracts – US dollars sold	3	4	4	3	—
Average US dollar amounts purchased	$19,020,717	$20,159,404	$32,132,405	$11,171,524	$904,578
Average US dollar amounts sold	$1,352,639	$1,629,522	$5,459,252	$1,882,599	—
Options:
Average number of contracts purchased	17	19	—	11	—
Average notional value of contracts purchased	$16,029	$17,914	—	$10,371	—
Credit default swaps:
Average number of contracts – buy protection	8	6	4	—	3
Average number of contracts – sell protection	13	13	1	1	—
Average notional value – buy protection	$6,912,500	$4,691,250	$1,967,500	—	$922,500
Average notional value – sell protection	$3,535,000	$3,702,500	$1,340,910	$500,000	—

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of each Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage:

COY	0.50%
CYE	0.60%
DSU	0.60%
FRB	0.75%
ARK	0.50%

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through each Fund’s investment in affiliated money market funds; however, the Manager does not waive its advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statements of Operations.

For the six months ended August 31, 2010, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

COY	$5,671
CYE	$6,239
DSU	$5,063
FRB	$1,615
ARK	$2,590

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns and excluding short-term securities for the six months ended August 31, 2010, were as follows:

	Purchases	Sales

COY	$109,166,705	$123,313,503
CYE	$132,482,678	$135,210,998
DSU	$207,960,488	$203,954,932
FRB	$80,212,760	$78,977,778
ARK	$101,314,718	$104,406,607

64	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Notes to Financial Statements (continued)

5. Commitments:

The Funds may invest in floating rate loan interests. In connection with these investments, the Funds may also enter into unfunded loan commitments (“commitments”). Commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statements of Operations as facility and other fees, is recognized ratably over the commitment period. As of August 31, 2010, the Funds had the following unfunded loan commitments:

Borrower	Unfunded Commitment	Value of Underlying Loan

COY

Delphi Holdings LLP	$386,400	$365,148

CYE

Delphi Holdings LLP	$865,487	$817,885

DSU

Delta, Inc.	$1,475,000	$1,422,135

FRB

CloverHill	$200,510	$203,912
Delphi Holdings LLP	$153,455	$145,015
Delta, Inc.	$1,125,000	$1,092,213
Horizon Lines LLC	$142,723	$129,611

ARK

Delta, Inc.	$600,000	$578,935

6. Borrowings:

On March 5, 2009, the Funds entered into a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). The Funds have granted a security interest in substantially all of their assets to SSB. The SSB Agreement allowed for the following maximum commitment amounts:

Commitment Amounts

COY	$81,000,000
CYE	$85,000,000
DSU	$135,000,000
FRB	$58,000,000
ARK	$91,000,000

Advances are made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 1.0% above the Fed Effective Rate and (ii) 1.0% above the Overnight LIBOR or (b) 1.0% above 7-day, 30-day, 60-day or 90-day LIBOR. In addition, the Funds pay a facility fee and a commitment fee based upon SSB’s total commitment to the Funds. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Funds as of August 31, 2010 are shown in the Statements of Assets and Liabilities as loan payable. The SSB Agreement was renewed for 364 days under substantially the same terms effective March 4, 2010. The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts

COY	$90,000,000
CYE	$95,000,000
DSU	$150,000,000
FRB	$58,000,000
ARK	$91,000,000

The Funds may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended August 31, 2010, the daily weighted average interest rates for Funds with loans under the revolving credit agreements were as follows:

Daily Weighted Average Interest Rate

COY	1.28%
CYE	1.28%
DSU	1.28%
FRB	1.29%
ARK	1.28%

SEMI-ANNUAL REPORT	AUGUST 31, 2010	65

Notes to Financial Statements (concluded)

7. Capital Loss Carryforwards:

As of February 28, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires February 28,	COY	CYE	DSU	FRB	ARK

2011	$77,885,783	$119,513,437	$85,285,305	—	$30,706,546
2012	6,647,369	1,938,881	17,223,475	—	22,345,071
2013	—	—	21,126,025	—	—
2014	—	—	20,233,987	$203,838	4,906,362
2015	—	—	3,578,574	1,315,945	1,585,622
2016	454,146	363,401	—	—	—
2017	23,362,415	24,709,530	56,690,782	12,168,927	27,675,242
2018	36,323,237	33,834,777	148,062,952	38,830,450	60,685,648

Total	$144,672,950	$180,360,026	$352,201,100	$52,519,160	$147,904,491

8. Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, par value $0.10 per share, all of which were initially classified as Common Shares. At August 31, 2010, the shares owned by affiliates of the Manager of FRB were 8,843. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestments:

	Six Months Ended August 31, 2010	Year Ended February 28, 2010

COY	27,311	132,418
CYE	11,796	16,969
DSU	114,520	422,001
FRB	23,982	19,658
ARK	63,426	33,391

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on September 30, 2010 to shareholders of record on September 15, 2010 as follows:

Common Dividend Per Share

COY	$0.051
CYE	$0.050
DSU	$0.027
FRB	$0.075
ARK	$0.025

66	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (each, a “Board,” and, collectively, the “Boards,” and the members of which are referred to as “Board Members”) of each of BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Debt Strategies Fund, Inc. (“DSU”), BlackRock Floating Rate Income Strategies Fund II, Inc. (“FRB”) and BlackRock Senior High Income Fund, Inc. (“ARK” and together with COY, CYE, DSU and FRB, each, a “Fund,” and, collectively, the “Funds”) met on April 8, 2010 and May 13 – 14, 2010 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. Each Board also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of each Fund consists of ten individuals, eight of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Boards is an Independent Board Member. The Boards have established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Boards also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, each Board, acting directly and through its committees, considered at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the respective Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against a Fund’s peers and/or benchmark, as applicable; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by each Fund for services such as call center and fund accounting; (c) each Fund’s operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 8, 2010 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 8, 2010, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 8, 2010 meeting, the Boards presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 13 – 14, 2010 Board meeting.

At an in-person meeting held on May 13 – 14, 2010, each Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and each respective Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	67

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of each Fund’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Boards compared each Fund’s performance to the performance of a comparable group of closed-end funds, and the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Boards also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 8, 2010 meeting, the Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, the Boards received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in each Fund’s applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards regularly review the performance of each Fund throughout the year.

The Boards of COY and CYE noted that, in general, COY and CYE performed better than their respective Peers in that the performance of each of COY and CYE were at or above the median of their Lipper Performance Universe in each of the one-, three- and five-year periods reported.

The Board of DSU noted that DSU performed below the median of its Lipper Performance Universe in the three- and five-year periods reported, but that DSU performed better than or equal to the median of its Lipper Performance Universe in the one-year period reported. The Board of DSU and BlackRock reviewed the reasons for DSU’s underperformance during the three- and five-year periods compared with its Peers. The Board of DSU was informed that, among other things, DSU’s credit positioning has traditionally been biased towards the lower quality ratings tiers, which negatively impacted relative performance in 2008.

The Board of FRB noted that FRB performed below the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported. The Board of FRB and BlackRock reviewed the reasons for FRB’s underperformance during these periods compared with its Peers. The Board of FRB was informed that, among other things, for much of 2007, and all of 2008 and 2009, FRB has run a relatively conservative investment strategy, emphasizing more recession-resistant sectors and underweighting higher volatility and more economically sensitive ones. In terms of general strategy, FRB remains relatively conservatively positioned despite the market’s improvement given the ongoing nature of the economic correction and credit crunch, as FRB’s portfolio managers believe that the deleveraging process will continue and impact consumers and more economically sensitive sectors.

The Board of ARK noted that ARK performed below the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported. The Board of ARK and BlackRock reviewed the reasons for ARK’s underperformance during these periods compared with its Peers. The Board of ARK was informed that, among other things, ARK’s credit positioning has traditionally been biased towards the lower quality ratings tiers, which negatively impacted relative performance in 2008.

68	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Boards of DSU, FRB and ARK and BlackRock discussed BlackRock’s strategy for improving each respective Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist each Fund’s portfolio managers and to improve each Fund’s performance.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Boards, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. The Boards also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Boards reviewed BlackRock’s profitability with respect to each Fund and other funds the Boards currently oversee for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each Fund noted that its Fund’s contractual management fee rate was lower than or equal to the median contractual management fee rate paid by the Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: The Boards, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Boards also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of each Fund.

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is managed independently consistent with its own investment objectives. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex with total closed-end fund nets assets exceeding $10 billion, as of December 31, 2009, used a complex level breakpoint structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to each Fund, including for administrative and distribution services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their respective Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	69

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

Conclusion

The Boards, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and each Fund for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to each Fund, for a one-year term ending June 30, 2011. As part of its approval, each Board considered the discussions of BlackRock’s fee structure, as it applies to its respective Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

70	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director
Karen P. Robards, Vice Chair of the Board, Chair of the Audit Committee and Director
Richard S. Davis, Director
Frank J. Fabozzi, Director and Member of the Audit Committee
Kathleen F. Feldstein, Director
James T. Flynn, Director and Member of the Audit Committee
Henry Gabbay, Director
Jerrold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director and Member of the Audit Committee
Anne Ackerley, Fund President and Chief Executive Officer
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer of the Funds
Howard Surloff, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc.
New York, NY 10055

Custodians
JPMorgan Chase Bank, N.A.1
New York, NY 10017

State Street Bank and Trust Company2
Boston, MA 02111

The Bank of New York Mellon3
New York, NY 10286

Transfer Agents
BNY Mellon Shareowner Services3
Jersey City, NJ 07310

Computershare Trust Company, N.A.1,2
Providence, RI 02940

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

[1]	For COY.
[2]	For CYE and FRB.
[3]	For DSU and ARK.

SEMI-ANNUAL REPORT	AUGUST 31, 2010	71

Additional Information

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

72	SEMI-ANNUAL REPORT	AUGUST 31, 2010

Additional Information (continued)

Section 19(a) Notices

These amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Funds will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

August 31, 2010

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

DSU	$0.178145	—	$0.001855	$0.180000	99%	0%	1%	100%
FRB	$0.398825	—	$0.051175	$0.450000	89%	0%	11%	100%

Each Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Fund is returned to the shareholder. A return of capital does not necessarily reflect a Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

SEMI-ANNUAL REPORT	AUGUST 31, 2010	73

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

74	SEMI-ANNUAL REPORT	AUGUST 31, 2010

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF1-5-8/10

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – On September 17, 2010, the Board of Directors of the Fund amended and restated in its entirety the bylaws of the Fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws were deemed effective as of September 17, 2010 and set forth, among other things, the processes and procedures that shareholders of the Fund must follow, and specifies additional information that shareholders of the Fund must provide, when proposing director nominations at any annual meeting or special meeting in lieu of an annual meeting or other business to be considered at an annual meeting or special meeting.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Corporate High Yield Fund III, Inc.

	By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Corporate High Yield Fund III, Inc.

Date: November 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund III, Inc.

Date: November 5, 2010

	By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Corporate High Yield Fund III, Inc.

Date: November 5, 2010